Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Semiannual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Recap	<Click Here>	A review of what happened in world markets during the past six months.
Global Balanced Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
International Growth & Income Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Diversified International Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Aggressive International Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Worldwide Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Managers' Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements

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Fidelity Distributors Corporation.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Semiannual Report

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Market Recap

With global economies seemingly on the mend, the world's stock markets stirred back to life during the six-month period ending April 30, 2002. In general, international benchmarks jumped quicker and higher than their counterparts in the United States. The end of the relatively mild recession in the U.S. - one of the world's most favored trading partners - was in some ways a springboard for the world's better overall market performance, as a significant pickup in exports to the West spurred the economies of many Southeast Asian and European countries. Numerous interest rate cuts by central banks around the world also were a significant influence on the brighter global outlook. While stocks rebounded, bonds lost some of their earlier luster, but were still welcomed with open arms during periods of anxiety about the direction of the global economy.

Europe: The Morgan Stanley Capital InternationalSM (MSCI®) Europe Index, a market-capitalization-weighted index of more than 500 stocks in 16 European countries, gained 5.81% during the past six months. European technology stocks gained new appeal, particularly in the final quarter of 2001. Energy firms also performed well during the period. However, continued weakness in the telecommunications sector detracted from the index's overall performance. The European Central Bank did its part to stimulate the region's economies by lowering euro zone interest rates four times in 2001, but it wasn't as aggressive as other central banks around the world.

Emerging Markets: On the whole, emerging-markets stocks were among the best-performing asset classes of the past six months. The MSCI All Country Asia Free ex Japan Index - an index of more than 450 stocks traded in 11 emerging Asian markets, excluding Japan - jumped 38.68%. South Korea was a big winner here, a beneficiary of the world's more tech-friendly environment. Taiwan and Malaysia also experienced significant gains. Despite an increase in outsourcing demand, a sluggish domestic economy in Hong Kong kept the Hang Seng Index to a 15.05% gain. Emerging markets in Latin America also posted strong overall gains. The MSCI Emerging Markets Free-Latin America Index returned 25.69% during the past six months.

Japan: The Tokyo Stock Exchange Index - a gauge of the Japanese market better known as TOPIX - was one of the very few major equity benchmarks to post a negative return during the past six months. The TOPIX slipped 2.13% in that time, despite gaining 16.60% in the final three months of the period. Slower-than-hoped-for reforms in the nation's banking sector and a long-stagnant domestic economy continued to pressure the share prices and earnings of Japanese companies.

U.S. and Canada: In the U.S., small-cap value stocks continued to outperform large-cap growth stocks. The Russell 2000® Index, a benchmark of small-cap stock performance, soared 20.03% during the past six months. In contrast, the large-cap Standard & Poor's 500SM Index gained just 2.31%. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned 10.57%, and the tech-heavy NASDAQ Composite® Index eked out a 0.04% increase. U.S. stocks enjoyed some of their best gains in the final two months of 2001, thanks in large part to a Federal Reserve Board that slashed interest rates to 40-year lows. However, enthusiasm for stocks diminished early in 2002 when doubts arose about the dependability of corporate earnings. A strong March lifted first-quarter 2002 stock market performance into positive territory, as gross domestic product and productivity had promising increases. Unfortunately, most of the market's year-to-date gains were wiped out in April, as lingering profit worries and valuation concerns left investor confidence at tenuous levels. Looking northward, the Bank of Canada's aggressive interest rate cuts helped stimulate domestic consumer demand and fueled a favorable environment for Canada's export-driven markets. In response, the S&P/TSX Composite Index jumped 13.37% during the period.

Bonds: U.S. investment-grade bond performance was generally flat during the past six months, as the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01%. The Fed's removal of its downward bias on interest rates tempered bond returns. Many investors took it as a signal that rate hikes - typically negative for bond prices - were on the horizon. Against this backdrop, mortgage securities fared best, as slower refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management and accounting concerns, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Meanwhile, the Lehman Brothers U.S. Agency and Treasury indexes slid 0.51% and 1.88%, respectively. Elsewhere, emerging-markets debt outperformed both U.S. and international developed country bonds. The J.P. Morgan Emerging Markets Bond Index gained 16.99% for the past six months, while the Salomon Smith Barney Non-U.S. World Government Bond Index declined 2.21%.

Semiannual Report

Global Balanced

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity® Global Balanced	6.25%	-2.33%	41.40%	109.74%
Fidelity Global Balanced Composite	1.26%	-6.58%	22.95%	n/a*
MSCI® World	3.45%	-13.71%	21.75%	121.16%
SSB World Govt Bond	-2.11%	4.44%	19.35%	60.24%
Global Flexible Portfolio Funds Average	5.51%	-5.17%	32.71%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Global Balanced Composite Index - a hypothetical combination of unmanaged indices, combining the total returns of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index using a weighting of 60% to 40%, respectively. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 94 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	-2.33%	7.17%	8.34%
Fidelity Global Balanced Composite	-6.58%	4.22%	7.52%
Global Flexible Portfolio Funds Average	-5.17%	5.63%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on February 26, 1993, shortly after the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,995 - a 99.95% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Smith Barney World Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $21,657 - a 116.57% increase and the Salomon Smith Barney World Government Bond Index would have grown to $15,631 - a 56.31% increase. You can also look at how the Fidelity Global Balanced Composite Index did over the same period. The composite index combines the total returns of the Morgan Stanley Capital International World Index and the Salomon Smith Barney World Government Bond Index, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $19,436 - a 94.36% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Global Balanced

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Fidelity Global Balanced Fund

Q. How did the fund perform, Rick?

A. For the six-month period ending April 30, 2002, the fund returned 6.25%. In comparison, the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index - returned 1.26%. The fund also outperformed the global flexible portfolio funds average tracked by Lipper Inc., which rose 5.51%. For the 12-month period ending April 30, 2002, the fund declined 2.33%, while the Fidelity Global Balanced Composite Index and the Lipper peer group average fell 6.58% and 5.17%, respectively.

Q. What factors led to the fund's strong six-month performance?

A. Fortunately, the market environment changed to one that favored our overweighted positioning of economically sensitive stocks. Investors began to realize that valuations in many cyclical areas had reached trough - or cyclically low - levels. Good stock selection and the fund's overweighting in three of these strong-performing cyclically sensitive sectors - consumer discretionary, information technology and industrials - were major factors in its positive performance. Additionally, economic and industry data that trickled in as the period progressed began showing that some slumping economies around the world had stabilized or, in some cases, improved. As a result, optimistic investors with an eye on low valuation levels turned increasingly to stocks, which eventually drove up prices. At the same time, this renewed interest in stocks came at the expense of fixed-income securities, which generally underperformed stocks after several months of better returns.

Q. Could you elaborate on the strong performance of the fund's equity component, which comprised roughly 63% of the fund's net assets at period end?

A. Our equity subportfolio returned in excess of 10%, outperforming its benchmark, the MSCI World index, which gained 3.45%. This solid performance was generated by good stock picking. In most of the major regions that make up the MSCI World index - including Europe, Japan, the U.S., Asia and Canada - our holdings outperformed their regional counterparts in the benchmark. Among specific areas, our European stocks turned in the strongest relative performance as a region, gaining more than 20%, while the MSCI World index's holdings managed a gain of roughly 7%. Household appliance producer SEB and beverage maker Pernod-Ricard in France, British Airways and consumer goods manufacturer Unilever in the U.K. contributed significantly to fund performance. Our Japanese holdings also made a strong contribution to fund performance, as automotive manufacturer Nissan Motor, semiconductor equipment maker Tokyo Electron and consumer electronics producer Sony led the way.

Q. What holdings detracted most from performance?

A. Although they had a positive return of 2.66% as a group, our U.S. holdings underperformed most other areas of the world. Accounting concerns plagued industrial conglomerates General Electric and Tyco International, two major detractors. Elsewhere, wider-than-expected first-quarter losses related to slower data sales and a cash crunch sent shares of telecommunication services provider Qwest Communications tumbling.

Q. How did the fund's bond portfolio perform in comparison to the Salomon Smith Barney World Government Bond Index?

A. On a relative basis, the fund's bond component did pretty well, outperforming the SSB World Government Bond index. However, our bond holdings delivered negative absolute returns during the past six months, which modestly held back the fund's overall gain. After boosting fund performance for most of 2001, bonds lagged because many investors fled fixed-income securities for stocks during the past six months on expectations that the global economic downturn had bottomed.

Q. What's your outlook, Rick?

A. I'm trying to anticipate what the economies and equity markets around the world will look like in six months, based on economic data and business fundamentals. Our current analysis suggests that the global economy may be improving and could be significantly stronger in six months. The fund will continue to own a broad range of companies in a variety of industries, while being exposed to a significant allocation of bonds that I believe will offer good yields over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk by investing mainly in foreign stocks

Fund number: 334

Trading symbol: FGBLX

Start date: February 1, 1993

Size: as of April 30, 2002, more than $94 million

Manager: Richard Mace, since 1996; manager, Fidelity Worldwide Fund, since 2001; Fidelity Overseas Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; Group Leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Semiannual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
United States of America	47.4%
Japan	13.3%
United Kingdom	11.7%
Germany	8.5%
France	8.2%
Italy	2.1%
Switzerland	1.4%
Spain	1.4%
Netherlands	0.9%
Other	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United States of America	47.0%
United Kingdom	12.1%
Japan	11.2%
France	9.5%
Germany	8.2%
Spain	2.6%
Italy	1.9%
Netherlands	1.4%
Switzerland	1.1%
Other	5.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	62.6	61.3
Bonds	25.6	28.0
Short-Term Investments and Net Other Assets	11.8	10.7
Top Five Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
SEB SA (France)	1.3	1.0
General Electric Co. (United States of America)	1.1	1.2
Unilever PLC (United Kingdom)	1.1	0.5
Pernod-Ricard (France)	1.1	0.6
TotalFinaElf SA Series B (France)	1.0	0.8
	5.6
Top Five Bond Issuers as of April 30, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	9.2	8.4
Germany Federal Republic	6.1	6.6
United Kingdom, Great Britain & Northern Ireland	4.7	5.2
French Government	3.4	5.4
Italian Republic	1.2	1.3
	24.6
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	14.1	10.6
Financials	11.8	12.2
Industrials	8.9	6.4
Information Technology	8.4	8.2
Consumer Staples	6.6	5.9
Health Care	5.7	7.5
Energy	3.4	3.3
Materials	2.2	2.1
Telecommunication Services	1.4	3.5
Utilities	0.1	0.5

Semiannual Report

Global Balanced

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 62.3%
	Shares	Value (Note 1)
Australia - 0.2%
BHP Billiton Ltd.	12,193	$ 70,892
Fosters Group Ltd.	13,436	34,213
News Corp. Ltd.	13,770	90,813
Rio Tinto Ltd.	1,000	19,434
WMC Ltd.	3,600	17,850
TOTAL AUSTRALIA		233,202
Austria - 0.3%
VA Technologie AG	10,400	317,503
Belgium - 0.1%
D'ieteren SA	500	99,933
Brazil - 0.2%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	3,100	72,850
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,626	60,477
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,300	80,850
TOTAL BRAZIL		214,177
Canada - 0.4%
Alcan, Inc.	700	25,838
Barrick Gold Corp.	1,900	38,337
Bombardier, Inc. Class B (sub. vtg.)	1,500	12,910
Bro-X Minerals Ltd. (a)	600	0
Canadian Imperial Bank of Commerce	1,240	43,241
Molson, Inc. Class A	3,320	76,195
Moore Corp. Ltd.	3,000	41,540
Newmont Mining Corp. Canada Ltd. (a)	400	11,450
Placer Dome, Inc.	1,600	19,023
Saputo, Inc.	1,000	21,197
SNC-Lavalin Group, Inc.	500	9,722
Sun Life Financial Services of Canada, Inc.	1,100	24,130
Suncor Energy, Inc.	1,460	50,727
Talisman Energy, Inc.	670	28,618
TOTAL CANADA		402,928
Cayman Islands - 0.0%
O2Micro International Ltd. (a)	1,400	22,820
Denmark - 0.3%
Danske Bank AS	13,200	238,235
France - 4.8%
BIC Ste	3,600	140,663
BNP Paribas SA	4,450	232,367
BNP Paribas SA warrants 7/1/02 (a)	286	551
Christian Dior SA	3,500	141,009
Clarins SA	2,500	151,813
Club Mediterranee SA (a)	3,500	141,419
Groupe Partouche	3,400	221,312
ILOG SA sponsored ADR (a)	24,000	251,520
Pernod-Ricard	10,800	996,632

	Shares	Value (Note 1)
SEB SA	15,500	$ 1,259,407
TotalFinaElf SA Series B	6,246	945,769
TOTAL FRANCE		4,482,462
Germany - 2.1%
Deutsche Lufthansa AG (Reg.)	20,600	318,438
Douglas Holding AG	5,400	130,000
Fraport AG Frankfurt Airport Services Worldwide	6,832	152,910
Gehe AG	4,000	167,456
Hochtief AG	8,200	177,548
Infineon Technologies AG	6,900	125,484
Karstadt Quelle AG	7,200	218,773
Salzgitter AG	9,700	96,062
Schering AG	3,600	219,259
Sixt AG	12,400	156,180
Zapf Creation AG	10,400	233,516
TOTAL GERMANY		1,995,626
Hong Kong - 0.3%
Asat Holdings Ltd. sponsored ADR (a)	700	1,120
China Mobile (Hong Kong) Ltd. (a)	22,000	73,084
Hutchison Whampoa Ltd.	15,400	135,259
Johnson Electric Holdings Ltd.	24,000	36,312
Li & Fung Ltd.	16,000	25,644
Swire Pacific Ltd. (A Shares)	5,000	29,939
TOTAL HONG KONG		301,358
Ireland - 0.6%
Fyffes PLC (Ireland)	216,500	263,135
Independent News & Media PLC (Ireland)	48,400	91,506
Waterford Wedgwood PLC unit	299,500	194,141
TOTAL IRELAND		548,782
Italy - 0.9%
Banca Nazionale del Lavoro (BNL)	179,750	408,456
Benetton Group Spa sponsored ADR	9,000	253,350
Beni Stabili Spa	9,560	5,302
Bulgari Spa	22,100	171,708
TOTAL ITALY		838,816
Japan - 13.3%
Access Co. Ltd. (a)	5	119,011
Advantest Corp.	1,000	71,951
Anritsu Corp.	15,000	119,244
Asahi Kasei Corp.	60,000	228,687
Bank of Yokohama Ltd.	24,000	83,634
Canon, Inc.	6,000	233,160
Credit Saison Co. Ltd.	12,000	281,892
CSK Corp.	3,800	113,208
Daiichi Pharmaceutical Co. Ltd.	9,000	175,366
Daito Trust Construction Co.	7,300	107,887
Daiwa Bank Holdings, Inc. (a)	75,000	48,421
Daiwa Securities Group, Inc.	17,000	116,498
Denso Corp.	7,000	113,255
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Disco Corp.	1,600	$ 99,938
Ebara Corp.	10,000	59,894
Enix Corp.	1,400	27,769
Fanuc Ltd.	2,500	138,457
Fuji Machine Manufacturing Co. Ltd.	7,000	117,066
Fuji Photo Film Co. Ltd.	5,000	158,681
Fuji Soft ABC, Inc.	3,000	108,276
Fujisawa Pharmaceutical Co. Ltd.	6,000	146,546
Fujitsu Ltd.	24,000	190,417
Heiwa Corp.	9,000	133,362
Hitachi Chemical Co. Ltd.	8,000	101,058
Honda Motor Co. Ltd.	9,000	408,420
Hoya Corp.	1,400	104,107
Ines Corp.	2,600	18,970
Ishikawajima-Harima Heavy Industries Co. Ltd.	50,000	81,285
Ito-Yokado Co. Ltd.	3,000	147,713
Itochu Corp.	25,000	79,729
JAFCO Co. Ltd.	1,300	103,648
Japan Medical Dynamic Marketing, Inc.	6,400	187,679
Japan Real Estate Investment Corp.	48	189,297
Japan Retail Fund Investment Corp.	22	79,745
Kao Corp.	10,000	195,240
Kappa Create Co. Ltd.	2,200	124,751
Konami Corp.	5,000	126,011
Kyocera Corp.	2,000	135,968
Mabuchi Motor Co. Ltd.	600	58,712
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	11	76,560
Mitsui OSK Lines Ltd.	35,000	71,329
Mitsumi Electric Co. Ltd.	2,000	33,447
Mizuho Holdings, Inc.	134	279,340
Murata Manufacturing Co. Ltd.	2,000	126,478
NEC Corp.	15,000	115,510
NGK Insulators Ltd.	16,000	116,615
Nichicon Corp.	9,000	119,921
Nihon Trim Co. Ltd.	1,600	99,564
Nikko Cordial Corp.	56,000	252,645
Nintendo Co. Ltd.	1,500	210,019
Nippon System Development Co. Ltd.	3,900	152,287
Nissan Motor Co. Ltd.	75,000	584,250
Nitto Denko Corp.	3,000	98,709
Nomura Holdings, Inc.	13,000	181,005
NTT DoCoMo, Inc. (c)	7	17,696
NTT DoCoMo, Inc. (a)	76	193,311
Oki Electric Industry Co. Ltd.	28,000	67,953
Olympus Optical Co. Ltd.	5,000	64,872
Omron Corp.	14,000	210,392
ORIX Corp.	7,000	579,885
Ricoh Co. Ltd.	11,000	204,924
Rohm Co. Ltd.	900	134,062
Seven Eleven Japan Co. Ltd.	3,000	112,243

	Shares	Value (Note 1)
Shin-Etsu Chemical Co. Ltd.	2,000	$ 82,296
Sony Corp.	9,500	514,900
Sumitomo Chemical Co. Ltd.	20,000	84,474
Sumitomo Electric Industries Ltd.	10,000	71,173
Sumitomo Mitsui Banking Corp.	42,000	186,870
Sumitomo Trust & Banking Ltd.	20,000	89,608
Taiyo Yuden Co. Ltd.	4,000	72,806
Takeda Chemical Industries Ltd.	7,000	306,005
The Suruga Bank Ltd.	10,000	38,970
THK Co. Ltd.	9,000	178,516
Tokyo Electric Power Co.	4,800	87,368
Tokyo Electron Ltd.	4,600	330,616
Tosoh Corp.	25,000	72,923
Toyota Motor Corp.	15,400	422,191
Tsubaki Nakashima Co. Ltd.	6,000	42,937
UMC Japan (a)	25	276,136
Yakult Honsha Co. Ltd.	11,000	111,147
Yamada Denki Co. Ltd.	1,500	115,277
Yasuda Fire & Marine Insurance Co. Ltd.	20,000	111,232
Yokogawa Electric Corp.	14,000	116,086
TOTAL JAPAN		12,549,501
Luxembourg - 0.1%
Thiel Logistik AG (a)	7,100	75,427
Marshall Islands - 0.1%
Teekay Shipping Corp.	1,500	55,320
Mexico - 0.3%
America Movil SA de CV sponsored ADR	7,000	130,550
Grupo Televisa SA de CV sponsored ADR (a)	1,700	76,840
TV Azteca SA de CV sponsored ADR	13,000	104,650
TOTAL MEXICO		312,040
Netherlands - 0.9%
Hunter Douglas NV	14,100	469,687
ING Groep NV (Certificaten Van Aandelen)	9,928	261,889
Wegener NV	12,600	106,745
TOTAL NETHERLANDS		838,321
Norway - 0.6%
Bergesen dy ASA (A Shares)	10,700	223,940
Schibsted AS (B Shares)	19,000	206,733
Tandberg ASA (a)	13,600	164,150
TOTAL NORWAY		594,823
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	3,100	82,646
Singapore - 0.1%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	700	17,955
Datacraft Asia Ltd.	2,000	4,080
Singapore Press Holdings Ltd.	2,000	24,783
Common Stocks - continued
	Shares	Value (Note 1)
Singapore - continued
Singapore Telecommunications Ltd. (Australian Depositary Receipt) unit	7,840	$ 6,626
United Overseas Bank Ltd.	7,506	59,527
Venture Manufacturing (Singapore) Ltd.	3,000	28,088
TOTAL SINGAPORE		141,059
South Africa - 0.5%
Harmony Gold Mining Co. Ltd.	36,700	470,619
Spain - 0.4%
Altadis SA	7,000	147,721
Campofrio Alimentacion SA	5,100	55,098
Campofrio Alimentacion SA rights 5/15/02 (a)	5,700	6,312
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	18,300	123,401
TOTAL SPAIN		332,532
Sweden - 0.2%
Electrolux AB (B Shares)	9,300	155,057
Switzerland - 1.4%
Barry Callebaut AG	1,500	160,423
Credit Suisse Group (Reg.)	6,476	231,200
Forbo Holding AG (Reg.)	400	126,113
Kuoni Reisen Holding AG Class B (Reg.)	600	194,733
Mikron Holding AG (a)	1,770	101,762
Saurer AG (Reg.)	4,200	103,338
Sulzer AG (Reg.)	600	120,364
Syngenta AG:
(Sweden)	14	853
(Switzerland)	163	10,077
Valora Holding AG	1,200	237,760
TOTAL SWITZERLAND		1,286,623
Taiwan - 0.7%
Siliconware Precision Industries Co. Ltd.	171,750	161,991
Taiwan Semiconductor Manufacturing Co. Ltd.	103,800	261,970
United Microelectronics Corp.	150,750	230,451
TOTAL TAIWAN		654,412
United Kingdom - 7.0%
3i Group PLC	22,300	224,900
Aberdeen Asset Management PLC	25,800	93,626
Autonomy Corp. PLC (a)	22,500	118,951
Avis Europe PLC	44,500	135,870
Bodycote International PLC	35,700	118,627
Brammer PLC	28,700	84,282
British Airways PLC	245,400	844,939
Carlton Communications PLC	53,300	192,257
Cordiant Communications Group PLC	71,600	98,089
EGG PLC (a)	76,100	194,089
Elementis PLC	326,800	150,028
EMAP PLC	13,400	160,432

	Shares	Value (Note 1)
Exeter Investment Group PLC	43,214	$ 133,833
HSBC Holdings PLC (Hong Kong) (Reg.)	1,468	17,619
Inchcape PLC	9,300	112,022
Johnson Service Group PLC	17,400	100,421
Lloyds TSB Group PLC	36,679	421,768
Lonmin PLC	5,550	94,475
Shanks Group PLC	80,400	201,541
Shell Transport & Trading Co. PLC (Reg.)	58,890	423,518
SMG PLC	105,160	239,086
Somerfield PLC (a)	234,000	460,393
Sportingbet PLC (a)	97,500	151,333
Trinity Mirror PLC	113,600	780,618
Unilever PLC	113,400	1,036,193
TOTAL UNITED KINGDOM		6,588,910
United States of America - 26.4%
3M Co.	900	113,220
Abbott Laboratories	5,700	307,515
Abercrombie & Fitch Co. Class A (a)	4,300	129,000
Adobe Systems, Inc.	1,800	71,928
AES Corp. (a)	2,500	20,050
AFLAC, Inc.	5,300	158,470
Agilent Technologies, Inc. (a)	4,300	129,215
Albertson's, Inc.	4,600	154,284
Alcoa, Inc.	3,428	116,655
Allergan, Inc.	1,400	92,274
Alpharma, Inc. Class A	10,500	179,550
American Eagle Outfitters, Inc. (a)	2,450	62,304
American Express Co.	6,200	254,262
American International Group, Inc.	13,087	904,573
AMR Corp. (a)	1,000	21,470
Anheuser-Busch Companies, Inc.	2,300	121,900
AOL Time Warner, Inc. (a)	20,000	380,400
Apartment Investment & Management Co. Class A	3,200	157,120
Applied Materials, Inc. (a)	8,200	199,424
AT&T Corp.	21,200	278,144
Avery Dennison Corp.	1,400	89,670
Baker Hughes, Inc.	4,100	154,488
Bank of America Corp.	7,000	507,360
Bank One Corp.	9,300	380,091
Baxter International, Inc.	3,500	199,150
BEA Systems, Inc. (a)	2,000	21,440
Becton, Dickinson & Co.	1,000	37,170
BellSouth Corp.	6,500	197,275
Best Buy Co., Inc. (a)	100	7,435
Biomet, Inc.	2,200	62,106
Burlington Resources, Inc.	2,500	111,075
Charles Schwab Corp.	5,000	56,950
ChevronTexaco Corp.	4,000	346,840
Cintas Corp.	1,600	82,832
Cisco Systems, Inc. (a)	8,700	127,455
Citigroup, Inc.	11,468	496,564
Clear Channel Communications, Inc. (a)	2,996	140,662
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Comcast Corp. Class A (special) (a)	4,000	$ 107,000
Computer Associates International, Inc.	4,300	79,980
Comverse Technology, Inc. (a)	500	6,015
Conoco, Inc.	6,500	182,325
Cooper Cameron Corp. (a)	1,700	93,228
Costco Wholesale Corp. (a)	2,800	112,560
Crown Castle International Corp. (a)	6,100	44,530
Danaher Corp.	1,400	100,212
Dell Computer Corp. (a)	12,500	329,250
Delta Air Lines, Inc.	8,200	227,222
Dole Food Co., Inc.	4,000	133,080
Equitable Resources, Inc.	1,000	35,950
Exxon Mobil Corp.	12,152	488,146
Fannie Mae	2,800	221,004
Farmer Mac Class C (non-vtg.) (a)	1,600	60,336
Fifth Third Bancorp	1,500	102,885
First Data Corp.	3,000	238,470
Fleming Companies, Inc.	3,500	77,140
Fluor Corp.	1,500	61,995
Forest Laboratories, Inc. (a)	1,300	100,282
Fox Entertainment Group, Inc. Class A (a)	1,200	28,320
Freddie Mac	2,200	143,770
Gap, Inc.	4,300	60,673
General Dynamics Corp.	1,200	116,508
General Electric Co.	33,100	1,044,305
Gillette Co.	12,100	429,308
Harrah's Entertainment, Inc. (a)	2,700	132,732
HCA, Inc.	1,600	76,464
Hershey Foods Corp.	1,400	95,200
Hewlett-Packard Co.	7,600	129,960
Home Depot, Inc.	3,150	146,066
Honeywell International, Inc.	8,200	300,776
Household International, Inc.	2,693	156,975
Intel Corp.	19,200	549,312
J.P. Morgan Chase & Co.	10,900	382,590
Johnson & Johnson	8,600	549,196
Leggett & Platt, Inc.	3,000	78,900
Lehman Brothers Holdings, Inc.	3,000	177,000
Lockheed Martin Corp.	2,600	163,540
Lowe's Companies, Inc.	5,400	228,366
Lucent Technologies, Inc.	10,700	49,220
Lyondell Chemical Co.	1,800	26,604
Mandalay Resort Group (a)	1,000	35,860
Masco Corp.	15,100	424,310
Massey Energy Corp.	7,000	104,650
MBIA, Inc.	1,050	56,627
McCormick & Co., Inc. (non-vtg.)	2,600	66,664
McDonald's Corp.	5,900	167,560
McKesson Corp.	1,100	44,429
Medtronic, Inc.	2,300	102,787
Merck & Co., Inc.	6,400	347,776
Merrill Lynch & Co., Inc.	4,500	188,730

	Shares	Value (Note 1)
MGM Mirage, Inc. (a)	3,800	$ 152,570
Micron Technology, Inc. (a)	16,400	388,680
Microsoft Corp. (a)	14,300	747,318
Milacron, Inc.	600	7,950
Monaco Coach Corp. (a)	900	25,848
Morgan Stanley Dean Witter & Co.	1,800	85,896
Motorola, Inc.	7,000	107,800
Nabors Industries, Inc. (a)	2,000	91,100
Noble Drilling Corp. (a)	2,500	108,375
Northrop Grumman Corp.	900	108,594
Office Depot, Inc. (a)	8,500	162,690
Owens-Illinois, Inc. (a)	1,200	19,224
Paychex, Inc.	3,500	130,655
PepsiCo, Inc.	3,190	165,561
PerkinElmer, Inc.	8,400	107,520
Pfizer, Inc.	18,225	662,479
Philip Morris Companies, Inc.	5,400	293,922
Praxair, Inc.	2,500	142,750
Radio One, Inc. Class A (a)	4,000	89,600
SBC Communications, Inc.	4,000	124,240
Schering-Plough Corp.	10,100	275,730
Sealed Air Corp. (a)	3,200	142,944
ShopKo Stores, Inc. (a)	4,000	83,320
Six Flags, Inc. (a)	2,000	36,600
Southwest Airlines Co.	8,050	146,591
Sovereign Bancorp, Inc.	10,500	151,515
St. Jude Medical, Inc. (a)	1,300	108,173
Staples, Inc. (a)	1,120	22,366
Stryker Corp.	1,300	69,563
Synopsys, Inc. (a)	1,600	72,176
Take-Two Interactive Software, Inc. (a)	1,000	25,100
Tenet Healthcare Corp. (a)	2,200	161,414
The Coca-Cola Co.	9,900	549,549
Thermo Electron Corp.	6,200	117,180
Transocean Sedco Forex, Inc.	800	28,400
Tyco International Ltd.	10,400	191,880
USA Education, Inc.	900	86,265
Verizon Communications, Inc.	9,400	377,034
Viacom, Inc. Class B (non-vtg.) (a)	4,741	223,301
Vishay Intertechnology, Inc. (a)	1,000	21,990
Wachovia Corp.	10,159	386,448
Wal-Mart Stores, Inc.	8,600	480,396
Walgreen Co.	1,000	37,770
Waters Corp. (a)	2,100	56,595
Weatherford International, Inc. (a)	2,500	124,675
Wells Fargo & Co.	3,200	163,680
Wendy's International, Inc.	700	26,180
Wyeth	10,300	587,100
Zimmer Holdings, Inc. (a)	2,900	100,659
TOTAL UNITED STATES OF AMERICA		24,854,475
TOTAL COMMON STOCKS (Cost $55,404,297)		58,687,607
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value (Note 1)
Germany - 0.3%
Escada AG (non-vtg.)	11,400	$ 246,322
United Kingdom - 0.0%
Elementis PLC Series B (redeemable shares)	326,800	4,578
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $203,566)		250,900
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited) (g)			Principal Amount (d)
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/29/03 (Cost $864)	-	GBP	1,137	779
Government Obligations (f) - 25.6%

France - 3.4%
French Government 4% 1/12/04	Aaa	EUR	3,600,000	3,239,784
Germany - 6.1%
Germany Federal Republic:
4.5% 8/18/06	Aaa	EUR	4,155,000	3,718,302
5.25% 1/4/08	Aaa	EUR	2,250,000	2,067,201
TOTAL GERMANY				5,785,503
Italy - 1.2%
Italian Republic 6% 5/1/31	Aa3	EUR	1,150,000	1,078,415
Spain - 1.0%
Spanish Kingdom 6% 1/31/29	Aaa	EUR	1,000,000	944,055
United Kingdom - 4.7%
United Kingdom, Great Britain & Northern Ireland:
4.25% 6/7/32	Aaa	GBP	700,000	905,308
9% 10/13/08	Aaa	GBP	2,000,000	3,507,087
TOTAL UNITED KINGDOM				4,412,395
United States of America - 9.2%
U.S. Treasury Bond - principal STRIPS 0% 11/15/27	Aaa		7,025,000	1,575,476
U.S. Treasury Bonds 8.125% 8/15/19	Aaa		1,300,000	1,645,008
U.S. Treasury Notes:
6.5% 10/15/06	Aaa		1,555,000	1,686,021
7% 7/15/06	Aaa		3,420,000	3,768,010
TOTAL UNITED STATES OF AMERICA				8,674,515
TOTAL GOVERNMENT OBLIGATIONS (Cost $24,657,298)				24,134,667
Money Market Funds - 11.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	10,484,641	$ 10,484,641
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	399,222	399,222
TOTAL MONEY MARKET FUNDS (Cost $10,883,863)		10,883,863
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $91,149,888)		93,957,816
NET OTHER ASSETS - 0.2%		201,818
NET ASSETS - 100%		$ 94,159,634
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,696 or 0.0% of net assets.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(g) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	25.7%	AAA, AA, A	25.7%
Baa	0.0%	BBB	0.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $41,984,913 and $41,906,974, respectively, of which long-term U.S. government and government agency obligations aggregated $7,171,157 and $5,683,021, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,087 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $91,855,983. Net unrealized appreciation aggregated $2,101,833, of which $8,968,991 related to appreciated investment securities and $6,867,158 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $1,895,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $386,317) (cost $91,149,888) - See accompanying schedule		$ 93,957,816
Receivable for investments sold		1,306,394
Receivable for fund shares sold		137,260
Dividends receivable		153,246
Interest receivable		457,345
Redemption fees receivable		3
Other receivables		684
Total assets		96,012,748
Liabilities
Payable to custodian bank	$ 226
Payable for investments purchased	1,275,044
Payable for fund shares redeemed	61,881
Accrued management fee	57,152
Other payables and accrued expenses	59,589
Collateral on securities loaned, at value	399,222
Total liabilities		1,853,114
Net Assets		$ 94,159,634
Net Assets consist of:
Paid in capital		$ 94,626,650
Undistributed net investment income		224,489
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,506,909)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,815,404
Net Assets, for 5,778,941 shares outstanding		$ 94,159,634
Net Asset Value, offering price and redemption price per share ($94,159,634 ÷ 5,778,941 shares)		$ 16.29

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 372,932
Interest		631,729
Security lending		981
		1,005,642
Less foreign taxes withheld		(23,631)
Total income		982,011
Expenses
Management fee	$ 335,703
Transfer agent fees	127,214
Accounting and security lending fees	30,352
Non-interested trustees' compensation	220
Custodian fees and expenses	38,041
Registration fees	16,307
Audit	25,530
Legal	322
Miscellaneous	2,037
Total expenses before reductions	575,726
Expense reductions	(3,835)	571,891
Net investment income (loss)		410,120
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(800,470)
Foreign currency transactions	(18,152)
Futures contracts	161,205
Total net realized gain (loss)		(657,417)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,857,196
Assets and liabilities in foreign currencies	13,438
Futures contracts	(76,347)
Total change in net unrealized appreciation (depreciation)		5,794,287
Net gain (loss)		5,136,870
Net increase (decrease) in net assets resulting from operations		$ 5,546,990

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Global Balanced
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 410,120	$ 1,618,679
Net realized gain (loss)	(657,417)	(3,613,559)
Change in net unrealized appreciation (depreciation)	5,794,287	(10,685,007)
Net increase (decrease) in net assets resulting from operations	5,546,990	(12,679,887)
Distributions to shareholders from net investment income	(173,044)	(1,746,141)
Distributions to shareholders from net realized gain	-	(6,766,296)
Total distributions	(173,044)	(8,512,437)
Share transactions Net proceeds from sales of shares	7,906,211	16,352,310
Reinvestment of distributions	162,113	8,028,217
Cost of shares redeemed	(8,093,891)	(19,203,014)
Net increase (decrease) in net assets resulting from share transactions	(25,567)	5,177,513
Redemption fees	2,229	3,746
Total increase (decrease) in net assets	5,350,608	(16,011,065)
Net Assets
Beginning of period	88,809,026	104,820,091
End of period (including undistributed net investment income of $224,489 and distributions in excess of net investment income of $12,587, respectively)	$ 94,159,634	$ 88,809,026
Other Information Shares
Sold	492,899	990,337
Issued in reinvestment of distributions	10,113	461,923
Redeemed	(505,995)	(1,157,217)
Net increase (decrease)	(2,983)	295,043

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,		Three months ended October 31,	Years ended July 31,
	(Unaudited)	2001	2000	1999	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45	$ 12.91
Income from Investment Operations
Net investment income (loss) D	.07 G	.28	.36 E	.08	.31	.30	.31
Net realized and unrealized gain (loss)	.89 G	(2.46)	.47	.74	1.37	1.27	2.68
Total from investment operations	.96	(2.18)	.83	.82	1.68	1.57	2.99
Distributions from net investment income	(.03)	(.32)	(.15)	(.17)	(.28)	(.40)	(.45)
Distributions from net realized gain	-	(1.24)	(.25)	-	-	-	-
Total distributions	(.03)	(1.56)	(.40)	(.17)	(.28)	(.40)	(.45)
Redemption fees added to paid in capital D	-	-	-	-	-	-	-
Net asset value, end of period	$ 16.29	$ 15.36	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45
Total Return B, C	6.25%	(12.36)%	4.45%	4.57%	10.39%	10.53%	23.93%
Ratios to Average Net Assets F
Expenses before expense reductions	1.25% A	1.29%	1.26%	1.20% A	1.32%	1.39%	1.51%
Expenses net of voluntary waivers, if any	1.25% A	1.29%	1.26%	1.20% A	1.32%	1.39%	1.51%
Expenses net of all reductions	1.24% A	1.27%	1.25%	1.19% A	1.30%	1.37%	1.49%
Net investment income (loss)	.89% A, G	1.69%	1.81%	1.74% A	1.83%	1.95%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,160	$ 88,809	$ 104,820	$ 97,468	$ 101,756	$ 94,961	$ 74,619
Portfolio turnover rate	102% A	102%	62%	80% A	100%	81%	57%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.04 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.02 and increase net realized and unrealized gain (loss) per share by $.02. Without this change the ratio of net investment income (loss) to average net assets would have been 1.17%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

International Growth & Income

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	13.57%	-5.48%	36.30%	117.52%
MSCI® EAFE®	5.60%	-13.70%	8.00%	78.75%
International Funds Average	7.10%	-12.91%	12.19%	88.60%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI® EAFE®) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2002, the index included over 1,000 equity securities of companies domiciled in 21 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 834 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-5.48%	6.39%	8.08%
MSCI EAFE	-13.70%	1.55%	5.98%
International Funds Average	-12.91%	2.02%	6.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $21,752 - a 117.52% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,875 - a 78.75% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

International Growth & Income

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Penny Dobkin, Portfolio Manager of Fidelity International Growth & Income Fund

Q. How did the fund perform, Penny?

A. Quite well. For the six-month period that ended April 30, 2002, the fund returned 13.57%. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - returned 5.60%, while the international funds average as tracked by Lipper Inc. rose 7.10% during the same time frame. During the 12-month period that ended April 30, 2002, the fund declined 5.48%, while the MSCI EAFE index and the peer group average dropped 13.70% and 12.91%, respectively.

Q. Why did the fund outperform its benchmarks during the past six months?

A. Well, it was an amazing six-month stretch for us because in almost every industry, our stock picking was superior to the MSCI EAFE index. The fund's holdings outperformed those held by the index in 22 out of the 23 industries recognized by Wall Street. The odds of something like this happening again in the near-term are very small. But for the moment, let's reflect upon our victory. The biggest contribution to performance came from the decision to overweight semiconductor stocks. These stocks typically are highly correlated to semiconductor chip prices, which rose during the fourth quarter of 2001 on higher demand, as I had anticipated. Three of the fund's largest semiconductor holdings, South Korea's Samsung Electronics, Taiwan Semiconductor and United Microelectronics, also of Taiwan, benefited substantially from this industry's cyclical recovery. Toward the end of the period, I reduced these holdings, particularly Samsung, to secure profits. I did this primarily because semiconductor prices began to drop, and also because of the deteriorating stock market climate in Korea. Elsewhere, the fund made sizable gains by having better stock selection in the media industry. Overweighting Japan-based consumer-electronics giant Sony led the way after it rebounded in 2002 on better-than-expected electronic game sales.

Q. What was your key investment strategy?

A. Throughout the past six months, I didn't see any clear evidence that the global economy was improving. Given this view, I felt the best approach was to be as diversified as possible in the best companies I could find across a variety of sectors and countries. The fund maintained a barbell approach of owning a significant percentage of economically sensitive stocks - many of which rallied in the fourth quarter of 2001 as sentiment shifted in anticipation of an economic recovery - and a healthy presence of defensive, stable-growth stocks that historically have performed well during periods of economic uncertainty.

Q. What was your strategy with respect to Japan?

A. I moved the fund from a heavily underweighted position in Japan six months ago to a slightly overweighted position in the first quarter of 2002, relative to the MSCI EAFE index. Newly released retail sales data showed that the deflationary economic environment in Japan was easing. I viewed this as a positive psychological development and a sign that Japanese consumers were gaining confidence. This strategy worked out well, as Japanese equity markets rallied strongly in March and April.

Q. In what areas did the fund underperform?

A. Despite having good stock selection in two strong-performing industries - automotive and energy - the fund's underweighting in these areas actually held back our relative return to a degree. Elsewhere, Finland-based Nokia, the fund's biggest detractor, was hurt by an April announcement in which the company lowered earnings growth expectations for 2002. The fund was significantly underweighted in poor-performing European telecom stocks, but our modest position in U.K.-based Vodafone still pulled down the fund's absolute return.

Q. What's your outlook, Penny?

A. At the end of the period, my analysis suggested that share prices generally were fully valued given companies' current earnings growth and the economic growth rates in many countries. I'm not convinced there's strong global economic recovery coming in the near term and, as such, I've rebalanced the portfolio by adding more defensive growth stocks during the past couple of months and selling some economically sensitive stocks that have rallied sharply. As the year progresses, I'll be looking at economic and industry data to determine if business in underperforming sectors - such as telecommunications - is likely to improve in 2003.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks growth of capital and current income consistent with reasonable risk by investing mainly in foreign stocks

Fund number: 305

Trading symbol: FIGRX

Start date: December 31, 1986

Size: as of April 30, 2002, more than $980 million

Manager: Penelope Dobkin, since 2001; manager, Fidelity Worldwide Fund, 1990-2001; Fidelity Europe Fund, 1986-1990; Fidelity United Kingdom Fund, 1987-1989; Fidelity Select Financial Services Portfolio, 1983-1986; joined Fidelity in 1980

3

Semiannual Report

International Growth & Income

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Japan	23.5%
United Kingdom	13.7%
United States of America	10.2%
France	9.3%
Switzerland	7.7%
Netherlands	6.4%
Hong Kong	3.9%
Spain	3.9%
Germany	3.8%
Other	17.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United States of America	16.5%
Japan	16.3%
United Kingdom	12.2%
France	9.4%
Switzerland	7.7%
Netherlands	6.1%
Germany	4.8%
Spain	4.5%
Taiwan	3.1%
Other	19.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	92.2	87.7
Short-Term Investments and Net Other Assets	7.8	12.3
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA (France, Oil & Gas)	2.9	3.0
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.7	2.0
Nomura Holdings, Inc. (Japan, Diversified Financials)	1.4	0.6
Credit Suisse Group (Reg.) (Switzerland, Banks)	1.3	1.2
Sony Corp. (Japan, Household Durables)	1.3	1.0
Nokia Corp. sponsored ADR (Finland, Communications Equipment)	1.3	1.8
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Diversified Financials)	1.2	1.3
Lloyds TSB Group PLC (United Kingdom, Banks)	1.2	1.0
BNP Paribas SA (France, Banks)	1.2	1.7
Nestle SA (Reg.) (Switzerland, Food Products)	1.1	1.7
	14.6
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	23.7
Consumer Discretionary	13.5	10.3
Information Technology	12.4	13.7
Health Care	10.2	11.2
Consumer Staples	7.0	5.0
Industrials	6.0	3.7
Materials	5.8	3.7
Energy	5.2	7.5
Telecommunication Services	3.8	6.5
Utilities	2.1	1.5

Semiannual Report

International Growth & Income

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value (Note 1)
Australia - 1.8%
Australia & New Zealand Banking Group Ltd.	284,900	$ 2,911,075
Coles Myer Ltd.	438,800	1,800,057
John Fairfax Holdings Ltd.	1,111,100	2,129,452
News Corp. Ltd. ADR	170,000	4,484,600
Perpetual Trustees Australia Ltd.	150,300	3,624,947
QBE Insurance Group Ltd.	400,000	1,574,135
Tabcorp Holdings Ltd.	230,000	1,492,037
TOTAL AUSTRALIA		18,016,303
Austria - 0.1%
Voest-Alpine Stahl AG	42,800	1,325,530
Belgium - 0.3%
Agfa-Gevaert NV	103,400	1,651,435
Solvay SA	10,700	711,894
TOTAL BELGIUM		2,363,329
Bermuda - 0.3%
Aquarius Platinum Ltd.	649,400	3,321,989
Canada - 0.8%
Molson, Inc. Class A	89,500	2,054,061
Suncor Energy, Inc.	100,000	3,474,436
Teck Cominco Ltd. Class B (sub. vtg.)	225,500	1,986,746
TOTAL CANADA		7,515,243
Croatia - 0.3%
Pliva D.D. unit	232,300	3,321,890
Denmark - 1.0%
Coloplast AS Series B	45,000	3,215,960
ISS AS (a)	67,000	3,347,687
Novozymes AS Series B	167,000	3,479,293
TOTAL DENMARK		10,042,940
Finland - 1.8%
AvestaPolarit Oyj Abp	15,268	66,255
Instrumentarium Oyj	103,000	2,670,650
Nokia Corp. sponsored ADR	769,100	12,505,566
Outokumpu Oyj (A Shares)	177,200	2,035,643
TOTAL FINLAND		17,278,114
France - 9.3%
Air France Compagnie (Reg. D)	237,300	4,281,369
AXA SA	460,400	9,761,431
BNP Paribas SA	224,990	11,748,393
Bouygues SA	69,000	2,081,043
Cap Gemini SA	22,500	1,311,625
Castorama Dubois Investissements SA	40,000	2,225,542
Clarins SA	27,000	1,639,581
Club Mediterranee SA (a)	31,200	1,260,650
CNP Assurances	100,200	3,697,710
Elior SA	323,700	2,447,988
Essilor International SA	71,185	2,894,208
Euler SA	111,900	4,317,869

	Shares	Value (Note 1)
Neopost SA (a)	101,379	$ 3,834,316
NRJ Group	225,000	4,456,485
Pechiney SA Series A	80,900	3,911,200
SEB SA	15,000	1,218,781
TotalFinaElf SA:
Series B	153,744	23,279,920
sponsored ADR	68,400	5,178,564
Valeo SA	36,800	1,573,724
TOTAL FRANCE		91,120,399
Germany - 3.8%
Adidas-Salomon AG	34,000	2,301,887
Altana AG	28,000	1,582,331
AMB Generali Holding AG	36,100	4,030,103
Bayer AG	81,400	2,665,354
DAB Bank AG	61,400	459,364
Degussa AG	65,000	1,993,759
Deutsche Bank AG	10,000	658,500
Deutsche Boerse AG	95,300	4,238,450
Deutsche Lufthansa AG (Reg.)	102,300	1,581,369
ELMOS Semiconductor AG	60,000	796,766
Fraport AG Frankfurt Airport Services Worldwide	73,086	1,635,771
Infineon Technologies AG	50,000	909,303
Infineon Technologies AG sponsored ADR	130,000	2,345,200
Salzgitter AG	430,000	4,258,419
SAP AG	4,200	546,808
Schering AG	75,000	4,567,897
Suedzucker AG	183,200	2,779,154
TOTAL GERMANY		37,350,435
Greece - 0.3%
Public Power Corp. of Greece unit (a)(b)	250,000	2,970,990
Hong Kong - 3.9%
ASM Pacific Technology Ltd.	1,800,000	4,777,474
Cheung Kong Holdings Ltd.	274,000	2,608,570
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	112,100	1,861,981
China Unicom Ltd. sponsored ADR (a)	80,000	788,000
Dah Sing Financial Holdings Ltd.	336,000	1,714,659
Hong Kong & China Gas Co. Ltd.	2,169,200	2,711,813
Hong Kong Exchanges & Clearing Ltd.	2,670,000	4,758,626
Hutchison Whampoa Ltd.	595,100	5,226,802
Johnson Electric Holdings Ltd.	3,202,400	4,845,215
Li & Fung Ltd.	1,000,000	1,602,749
Sun Hung Kai Properties Ltd.	350,000	3,051,634
Television Broadcasts Ltd.	902,000	4,452,693
TOTAL HONG KONG		38,400,216
India - 0.6%
Dr. Reddy's Laboratories Ltd.	118,900	2,428,179
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
State Bank of India	315,000	$ 1,468,133
Sun Pharmaceutical Industries Ltd.	175,487	2,261,103
TOTAL INDIA		6,157,415
Ireland - 1.4%
Anglo Irish Bank Corp. PLC	1,026,800	5,528,080
Bank of Ireland	323,000	3,765,820
Kerry Group PLC Class A	340,000	4,683,361
TOTAL IRELAND		13,977,261
Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	22,800	1,277,028
Italy - 2.6%
Assicurazioni Generali Spa	92,300	2,227,018
Banca Nazionale del Lavoro (BNL)	839,200	1,906,962
Banca Popolare di Verona	413,800	5,137,384
Bayerische Vita Spa	100,000	602,211
Benetton Group Spa sponsored ADR	103,700	2,919,155
Davide Campari-Milano Spa	112,000	3,582,618
Olivetti Spa	1,875,174	2,150,791
Parmalat Finanziaria Spa	1,299,571	4,563,015
Snam Rete Gas	900,000	2,552,351
TOTAL ITALY		25,641,505
Japan - 22.6%
Aeon Credit Service Ltd.	40,400	2,378,874
Amada Co. Ltd.	372,000	2,039,981
Asahi Kasei Corp.	510,000	1,943,839
Asahi National Broadcasting Co.	901	1,717,058
Bandai Co. Ltd.	100,000	3,064,717
Canon Sales Co., Inc.	361,000	2,583,385
Canon, Inc.	179,000	6,955,940
Credit Saison Co. Ltd.	100,000	2,349,098
CSK Corp.	130,000	3,872,900
Daiichi Pharmaceutical Co. Ltd.	114,000	2,221,297
Daiwa Securities Group, Inc.	1,246,000	8,538,628
Denso Corp.	311,000	5,031,736
Eisai Co. Ltd.	119,000	3,054,605
FamilyMart Co. Ltd.	122,000	2,571,717
Fuji Soft ABC, Inc.	64,000	2,309,894
Funai Electric Co. Ltd.	38,600	4,071,375
Heiwa Corp.	205,600	3,046,577
Hitachi Chemical Co. Ltd.	247,500	3,126,478
Hitachi Information Systems Co. Ltd.	112,300	3,398,001
Hosiden Corp.	140,000	2,013,534
Hoya Corp.	38,200	2,840,635
Ito-Yokado Co. Ltd.	20,000	984,754
Itochu Corp.	951,000	3,032,903
JAFCO Co. Ltd.	55,000	4,385,112
Kao Corp.	67,000	1,308,105
Kirin Brewery Co. Ltd.	383,000	2,898,716

	Shares	Value (Note 1)
Konami Corp.	120,000	$ 3,024,269
Kyocera Corp.	54,400	3,698,320
Matsushita Electric Industrial Co. Ltd.	236,000	3,197,800
Mitsubishi Electric Corp.	994,000	4,623,615
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	370	2,575,200
Mitsui & Co. Ltd.	329,000	2,078,002
Mitsui Chemicals, Inc.	280,000	1,332,918
Mitsumi Electric Co. Ltd.	103,000	1,722,542
NEC Corp.	323,000	2,487,321
Nichicon Corp.	385,000	5,129,939
Nikko Cordial Corp.	1,687,000	7,610,921
Nikon Corp.	261,000	3,404,613
Nippon Telegraph & Telephone Corp.	1,124	4,462,280
Nissan Motor Co. Ltd.	200,000	1,558,000
Nomura Holdings, Inc.	719,000	10,010,967
Nomura Holdings, Inc. sponsored ADR	300,000	4,242,000
NTT DoCoMo, Inc. New (a)	536	1,363,348
Olympus Optical Co. Ltd.	105,000	1,362,321
ORIX Corp.	65,500	5,426,066
Rohm Co. Ltd.	23,700	3,530,297
Sammy Corp.	89,800	3,003,578
Seven Eleven Japan Co. Ltd.	126,000	4,714,219
Sony Corp.	233,700	12,666,540
Stanley Electric Co. Ltd.	145,000	1,276,758
Sumitomo Bakelite Co. Ltd.	548,000	4,177,349
Sumitomo Electric Industries Ltd.	435,000	3,096,025
Sumitomo Mitsui Banking Corp.	467,000	2,077,816
Takeda Chemical Industries Ltd.	183,000	7,999,844
Tanabe Seiyaku Co. Ltd.	163,000	1,539,219
TDK Corp.	31,500	1,715,152
THK Co. Ltd.	160,000	3,173,615
Tokyo Electron Ltd.	82,000	5,893,590
Toyoda Gosei Co. Ltd.	160,000	2,041,070
Toyota Motor Corp.	244,000	6,689,260
UMC Japan (a)	126	1,391,724
Uny Co. Ltd.	400,000	4,287,492
Watami Food Service Co. Ltd.	84,300	1,060,307
Watami Food Service Co. Ltd. New (a)	42,150	530,154
TOTAL JAPAN		221,914,310
Korea (South) - 0.6%
Hyundai Mobis	25,500	627,114
KT Corp. (a)	44,600	2,013,747
SK Telecom Co. Ltd.	15,000	2,926,687
TOTAL KOREA (SOUTH)		5,567,548
Luxembourg - 0.4%
Arcelor SA (a)	213,800	2,945,007
Stolt Offshore SA (a)	80,000	703,974
TOTAL LUXEMBOURG		3,648,981
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 0.7%
Fomento Economico Mexicano SA de CV sponsored ADR	20,000	$ 957,000
Grupo Radio Centro SA de CV sponsored ADR (a)	333,900	1,766,331
Grupo Televisa SA de CV sponsored ADR (a)	33,000	1,491,600
Telefonos de Mexico SA de CV sponsored ADR	67,000	2,535,280
TOTAL MEXICO		6,750,211
Netherlands - 6.4%
Akzo Nobel NV	131,500	5,648,361
ASM International NV (a)	35,000	805,000
ASML Holding NV (NY Shares) (a)	215,000	4,800,950
Euronext NV	401,300	8,313,292
Getronics NV	765,000	2,141,949
ING Groep NV (Certificaten Van Aandelen)	460,444	12,145,956
Koninklijke Philips Electronics NV sponsored ADR	341,900	10,602,319
OPG Groep NV	50,000	2,047,732
STMicroelectronics NV (NY Shares)	80,000	2,463,200
TPG NV	68,600	1,485,342
Unilever NV (NY Shares)	85,000	5,499,500
Unit 4 Agresso NV (a)	200,000	1,609,736
Vedior NV (Certificaten Van Aandelen)	157,000	2,172,505
Vodafone Libertel NV (a)	211,100	1,311,368
Wegener NV	199,300	1,688,434
TOTAL NETHERLANDS		62,735,644
Norway - 1.1%
DnB Holding ASA	314,700	1,661,555
Statoil ASA	1,086,800	9,240,398
TOTAL NORWAY		10,901,953
Singapore - 0.6%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	80,000	2,052,000
United Overseas Bank Ltd.	361,273	2,865,114
Want Want Holdings Ltd.	291,000	561,630
TOTAL SINGAPORE		5,478,744
Spain - 3.9%
Acerinox SA (Reg.)	103,700	3,967,847
Banco Popular Espanol SA (Reg.)	110,000	4,506,992
Banco Santander Central Hispano SA	1,000,060	9,255,639
Cementos Portland SA	55,300	1,814,721
Gas Natural SDG SA Series E	325,100	6,570,835
Iberia Lineas Aereas de Espana SA	2,700,000	4,837,312
Inditex SA	64,700	1,333,329
NH Hoteles SA (a)	398,000	5,195,631
Telefonica SA	43,668	467,054
TOTAL SPAIN		37,949,360

	Shares	Value (Note 1)
Sweden - 1.0%
Entra Data AB	50,000	$ 1,158,909
Nobel Biocare AB	30,200	1,787,348
Svenska Handelsbanken AB (A Shares)	291,600	4,421,111
Telefonaktiebolaget LM Ericsson AB (B Shares)	762,100	1,897,629
TOTAL SWEDEN		9,264,997
Switzerland - 7.7%
Bank Sarasin & Compagnie Series B (Reg.)	831	1,397,329
Converium Holding AG	50,000	2,754,080
Credit Suisse Group (Reg.)	363,600	12,980,898
Givaudan AG	10,060	3,756,330
Julius Baer Holding AG (Bearer)	7,820	2,523,516
Nestle SA (Reg.)	47,760	11,308,160
Novartis AG (Reg.)	231,520	9,725,386
Roche Holding AG (participation certificate)	133,190	10,106,993
SIG Holding AG	24,079	2,917,584
Swiss Reinsurance Co. (Reg.)	65,160	6,586,091
Swisscom AG (Reg.)	16,680	4,985,645
Syngenta AG sponsored ADR (a)	50,000	612,500
UBS AG (Reg.)	49,550	2,392,344
Zurich Financial Services AG	16,471	3,838,753
TOTAL SWITZERLAND		75,885,609
Taiwan - 1.7%
Fubon Financial Holding Co. Ltd. (a)	2,600,000	2,654,745
Taiwan Semiconductor Manufacturing Co. Ltd.	3,184,144	8,036,129
United Microelectronics Corp.	4,021,480	6,147,633
TOTAL TAIWAN		16,838,507
United Kingdom - 13.7%
3i Group PLC	330,200	3,330,136
Abbey National PLC	325,000	5,167,576
AstraZeneca PLC sponsored ADR	177,500	8,262,625
Autonomy Corp. PLC (a)	167,400	884,997
BAA PLC	291,000	2,735,467
BHP Billiton PLC	750,000	4,011,494
British Airways PLC	475,900	1,638,575
British Sky Broadcasting Group PLC (a)	144,300	1,615,126
BT Group PLC (a)	569,300	2,134,879
Carlton Communications PLC	318,500	1,148,850
Centrica PLC	900,000	2,770,882
Dimension Data Holdings PLC (a)	1,054,500	933,623
EMAP PLC	162,500	1,945,538
Friends Provident PLC	900,000	2,413,454
GlaxoSmithKline PLC	673,731	16,186,391
Granada PLC	698,200	1,310,104
HBOS PLC	460,000	5,577,761
HSBC Holdings PLC sponsored ADR	127,000	7,621,270
Lloyds TSB Group PLC	1,032,900	11,877,199
Logica PLC	453,400	2,097,993
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Marks & Spencer Group PLC	809,523	$ 4,683,801
Prudential PLC	331,100	3,522,580
Rentokil Initial PLC	283,363	1,117,093
Severn Trent PLC	199,100	2,273,469
Shell Transport & Trading Co. PLC (Reg.)	1,284,100	9,234,825
Smith & Nephew PLC	525,000	2,987,852
Somerfield PLC (a)	2,268,600	4,463,448
Trinity Mirror PLC	525,000	3,607,612
Unilever PLC sponsored ADR	190,000	6,944,500
United Business Media PLC	465,909	3,558,043
Vodafone Group PLC	4,253,481	6,890,648
Xstrata PLC (a)	65,400	894,045
TOTAL UNITED KINGDOM		133,841,856
United States of America - 2.4%
AES Corp. (a)	100,000	802,000
Avon Products, Inc.	75,000	4,188,750
DENTSPLY International, Inc.	165,000	6,545,550
Fox Entertainment Group, Inc. Class A (a)	100,000	2,360,000
Manpower, Inc.	65,400	2,632,350
Micron Technology, Inc. (a)	80,000	1,896,000
Synthes-Stratec, Inc. (b)	4,096	2,541,332
Take-Two Interactive Software, Inc. (a)	100,000	2,510,000
TeraBeam Networks (c)	4,400	1,100
TOTAL UNITED STATES OF AMERICA		23,477,082
TOTAL COMMON STOCKS (Cost $841,968,994)		894,335,389
Nonconvertible Preferred Stocks - 0.1%

Italy - 0.1%
Telecom Italia Spa (Risp) (Cost $998,011)	191,900	1,024,339
Government Obligations - 0.1%
Principal Amount
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.77% 7/5/02 (e) (Cost $897,088)	$ 900,000	897,172
Money Market Funds - 8.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (d)	44,082,396	$ 44,082,396
Fidelity Securities Lending Cash Central Fund, 1.85% (d)	38,897,289	38,897,289
TOTAL MONEY MARKET FUNDS (Cost $82,979,685)		82,979,685
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $926,843,778)		979,236,585
NET OTHER ASSETS - 0.1%		1,275,487
NET ASSETS - 100%		$ 980,512,072
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
160 Nikkei 225 Index Contracts (Japan)	June 2002	$ 9,296,000	$ 267,040
The face value of futures purchased as a percentage of net assets - 0.9%
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,512,322 or 0.6% of net assets.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 16,500
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $897,172.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $320,407,562 and $307,436,863.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $625 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,100 or 0% of net assets

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $17,834,788.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $930,029,630. Net unrealized appreciation aggregated $49,206,955, of which $142,348,048 related to appreciated investment securities and $93,141,093 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $63,867,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

International Growth & Income

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $54,878,330) (cost $926,843,778) - See accompanying schedule		$ 979,236,585
Cash		450,000
Foreign currency held at value (cost $30,000,147)		30,202,203
Receivable for investments sold		10,589,306
Receivable for fund shares sold		775,582
Dividends receivable		3,021,688
Interest receivable		62,884
Redemption fees receivable		857
Receivable for daily variation on futures contracts		112,000
Other receivables		50,280
Total assets		1,024,501,385
Liabilities
Payable for investments purchased	$ 3,192,266
Payable for fund shares redeemed	967,003
Accrued management fee	588,181
Other payables and accrued expenses	344,574
Collateral on securities loaned, at value	38,897,289
Total liabilities		43,989,313
Net Assets		$ 980,512,072
Net Assets consist of:
Paid in capital		$ 1,015,208,608
Distributions in excess of net investment income		(1,483,241)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,101,960)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,888,665
Net Assets, for 49,015,292 shares outstanding		$ 980,512,072
Net Asset Value, offering price and redemption price per share ($980,512,072 ÷ 49,015,292 shares)		$ 20.00

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 5,520,991
Interest		813,854
Security lending		192,217
		6,527,062
Less foreign taxes withheld		(600,091)
Total income		5,926,971
Expenses
Management fee	$ 3,395,041
Transfer agent fees	1,390,339
Accounting and security lending fees	250,291
Non-interested trustees' compensation	2,131
Custodian fees and expenses	210,458
Registration fees	19,358
Audit	32,421
Legal	2,755
Miscellaneous	9,514
Total expenses before reductions	5,312,308
Expense reductions	(77,658)	5,234,650
Net investment income (loss)		692,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(16,754,775)
Foreign currency transactions	(187,575)
Futures contracts	678,162
Total net realized gain (loss)		(16,264,188)
Change in net unrealized appreciation (depreciation) on: Investment securities	133,343,440
Assets and liabilities in foreign currencies	252,120
Futures contracts	236,000
Total change in net unrealized appreciation (depreciation)		133,831,560
Net gain (loss)		117,567,372
Net increase (decrease) in net assets resulting from operations		$ 118,259,693
Other Information
Deferred sales charges withheld by FDC		$ 1,168

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

International Growth & Income
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 692,321	$ 9,639,966
Net realized gain (loss)	(16,264,188)	(59,784,362)
Change in net unrealized appreciation (depreciation)	133,831,560	(249,977,165)
Net increase (decrease) in net assets resulting from operations	118,259,693	(300,121,561)
Distributions to shareholders from net investment income	-	(23,419,393)
Distributions to shareholders from net realized gain	-	(122,148,198)
Total distributions	-	(145,567,591)
Share transactions Net proceeds from sales of shares	98,701,375	212,416,654
Reinvestment of distributions	-	141,120,332
Cost of shares redeemed	(118,947,457)	(278,102,532)
Net increase (decrease) in net assets resulting from share transactions	(20,246,082)	75,434,454
Redemption fees	44,120	125,206
Total increase (decrease) in net assets	98,057,731	(370,129,492)
Net Assets
Beginning of period	882,454,341	1,252,583,833
End of period (including distributions in excess of net investment income of $1,483,241 and distributions in excess of net investment income of $2,175,562, respectively)	$ 980,512,072	$ 882,454,341
Other Information Shares
Sold	5,223,769	10,269,166
Issued in reinvestment of distributions	-	6,167,847
Redeemed	(6,325,710)	(13,229,866)
Net increase (decrease)	(1,101,941)	3,207,147

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.61	$ 26.70	$ 26.02	$ 19.75	$ 20.88	$ 19.09
Income from Investment Operations
Net investment income (loss) D	.01	.19 H	.18 G	.15	.34	.48 E
Net realized and unrealized gain (loss)	2.38	(6.11)	2.33	6.84	(.22)	1.97
Total from investment operations	2.39	(5.92)	2.51	6.99	.12	2.45
Distributions from net investment income	-	(.51)	(.33)	(.09)	(.37)	(.29)
Distributions from net realized gain	-	(2.66)	(1.50)	(.63)	(.88)	(.37)
Total distributions	-	(3.17)	(1.83)	(.72)	(1.25)	(.66)
Redemption fees added to paid in capital D	-	-	-	-	-	-
Net asset value, end of period	$ 20.00	$ 17.61	$ 26.70	$ 26.02	$ 19.75	$ 20.88
Total Return B, C	13.57%	(24.91)%	9.57%	36.51%	.55%	13.17%
Ratios to Average Net Assets F
Expenses before expense reductions	1.14% A	1.14%	1.07%	1.13%	1.17%	1.17%
Expenses net of voluntary waivers, if any	1.14% A	1.14%	1.07%	1.13%	1.17%	1.17%
Expenses net of all reductions	1.12% A	1.09%	1.05%	1.10%	1.13%	1.15%
Net investment income (loss)	.15% A	.91%	.63%	.69%	1.62%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 980,512	$ 882,454	$ 1,252,584	$ 1,080,055	$ 817,765	$ 1,067,169
Portfolio turnover rate	74% A	81%	104%	94%	143%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to .05 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G Investment income per share reflects a special dividend which amounted to .07 per share. H Investment income per share reflects a special dividend which amounted to .04 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Diversified International

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International	10.75%	-2.01%	58.14%	198.58%
MSCI EAFE	5.60%	-13.70%	8.00%	78.75%
International Funds Average	7.10%	-12.91%	12.19%	88.60%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2002, the index included over 1,000 equity securities of companies domiciled in 21 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 834 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International	-2.01%	9.60%	11.56%
MSCI EAFE	-13.70%	1.55%	5.98%
International Funds Average	-12.91%	2.02%	6.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $29,858 - a 198.58% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,875 - a 78.75% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Diversified International

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Bill Bower, Portfolio Manager of Fidelity Diversified International Fund

Q. How did the fund perform, Bill?

A. For the six-month period ending April 30, 2002, the fund returned 10.75%, outperforming the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - which returned 5.60%. The fund also compared favorably versus the Lipper Inc. international funds average, which rose 7.10% during the same time frame. For the 12 months ending April 30, 2002, the fund declined 2.01%, while the MSCI EAFE index and the peer group average fell 13.70% and 12.91%, respectively.

Q. Why did the fund handily outperform its benchmarks during the past six months?

A. Generally speaking, it was favorable stock selection. In each of the 10 major market sectors, the fund's stocks outperformed those in the index. The greatest contribution came from the technology sector, where our holdings collectively outperformed those in the index by more than 26 percentage points. Emphasizing Asian semiconductor stocks, such as South Korea's Samsung Electronics and Taiwan Semiconductor, was the key. This industry experienced a cyclical recovery that we anticipated earlier in the period based on semiconductor pricing and stock valuations. Additionally, being significantly underexposed to European technology stocks with businesses tied to telecommunications infrastructure, such as France-based Alcatel, Finland's Nokia and Ericsson in Sweden, also enhanced our relative performance. Elsewhere, good stock selection in the fund's largest sector - financials - was also one of our strongest contributors to fund performance. We avoided many underperforming investment banking and brokerage stocks, such as Switzerland-based Credit Suisse Group and Germany's Deutsche Bank, and did well by focusing on banks with large consumer retail operations. These included South Korea's Kookmin Bank, Bank of Ireland and National Bank of Canada, which benefited from their cheap valuations, better-than-expected loan and earnings growth, and credit quality that held up better than expected.

Q. What other strategies did you pursue?

A. I looked for stocks outside of the weak telecommunications, media and technology industries, particularly those that were undervalued and could benefit from signs of improvement in the world's economies. This led me to a number of cyclical names, including Swedish paper product company Svenska Cellulosa, Finnish elevator company Kone and Danish security guard services provider Group 4 Falck, that rebounded as new data began to show an economic stabilization in several countries.

Q. Were there any disappointments?

A. Yes, there were. A few weeks prior to March 31, when the fiscal year ends for most Japanese companies, the Japanese government enacted a new law that put trading restrictions on equity short-selling. This questionable timing looked like a direct effort by the Japanese government to prop up bank capital structure by driving up equity prices. There was also talk that additional restructuring of the domestic banking system might follow the new law. Investors expected these measures to fuel an equity rally. To mitigate the fund's risk should this rally sustain itself, I increased our Japanese equity exposure by a percent or two of net assets - though it still remained below that of the MSCI EAFE index. Our valuation analysis also showed these stocks could be at historical trough - or low - levels. Nonetheless, this was all just another head fake by the Japanese government, which has promised much but has done little in recent years to restructure its mired banking and corporate environment. The Japanese rally occurred, but quickly fizzled, and the fund suffered from my short-term trading efforts. Turning to individual holdings, Japanese brokerage Nikko Cordial was hurt by reduced trading volumes in a weak equity market climate. Elsewhere, fund holdings in Europe, including Irish drug firm Elan, Dutch supermarket company Koninklijke Ahold - which I sold off entirely - insulin maker Novo-Nordisk and Luxembourg distribution company Thiel Logistik suffered from either weaker earnings or accounting irregularities, or both.

Q. What's your outlook, Bill?

A. I'm encouraged by some of the defensive market areas, particularly health care, where valuations have grown compelling. Many drug companies have already absorbed the brunt of their brand-name patent expirations during 2001, their stocks have fallen and we could see a rebound to historical valuation trend levels. Shareholders should also continue to expect the fund to have roughly one-third of its holdings in mid-cap stocks - an area of the market where I've previously found many of my best ideas.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital growth by investing primarily in foreign equity securities

Fund number: 325

Trading symbol: FDIVX

Start date: December 27, 1991

Size: as of April 30, 2002, more than $7.3 billion

Manager: Bill Bower, since 2001; manager, Fidelity International Growth & Income Fund, 1998-2001; international equity analyst, 1996-1998; manager, Fidelity Select Construction & Housing Portfolio, 1994-1996; joined Fidelity in 1994

3

Semiannual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Japan	14.0%
United Kingdom	13.1%
United States of America	11.7%
France	9.2%
Canada	6.6%
Netherlands	5.9%
Switzerland	4.5%
Germany	4.2%
Spain	3.7%
Other	27.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United Kingdom	15.4%
Japan	11.8%
United States of America	11.4%
Canada	8.8%
France	8.7%
Netherlands	7.1%
Germany	5.2%
Switzerland	4.5%
Spain	3.2%
Other	23.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	89.3	90.5
Bonds	2.5	2.6
Short-Term Investments and Net Other Assets	8.2	6.9
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.7	1.5
TotalFinaElf SA (France, Oil & Gas)	1.7	1.9
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.7	1.3
Unilever NV (NY Shares) (Netherlands, Food Products)	1.4	1.3
Aventis SA sponsored ADR (France, Pharmaceuticals)	1.3	0.0
BNP Paribas SA (France, Banks)	1.3	1.0
Lloyds TSB Group PLC (United Kingdom, Banks)	1.1	1.1
Nomura Holdings, Inc. (Japan, Diversified Financials)	1.0	0.8
Altadis SA (Spain, Tobacco)	1.0	0.1
Nikko Cordial Corp. (Japan, Diversified Financials)	1.0	0.7
	13.2
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	23.3
Health Care	13.4	12.2
Consumer Staples	9.1	10.1
Information Technology	8.8	7.5
Consumer Discretionary	8.5	7.7
Energy	7.1	7.0
Materials	6.6	7.0
Industrials	5.1	5.7
Telecommunication Services	2.9	6.4
Utilities	1.4	1.7

Semiannual Report

Diversified International

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 88.1%
	Shares	Value (Note 1)
Argentina - 0.1%
Quilmes Industrial SA sponsored ADR	311,500	$ 3,628,975
Australia - 1.9%
AMP Ltd.	2,500,000	24,750,641
Australia & New Zealand Banking Group Ltd.	1,800,000	18,392,189
Australian Gas Light Co.	1,535,919	7,970,950
Macquarie Bank Ltd.	567,127	9,953,198
National Australia Bank Ltd.	1,333,500	24,946,668
News Corp. Ltd. sponsored ADR	417,700	9,256,232
QBE Insurance Group Ltd.	3,598,600	14,161,709
Suncorp-Metway Ltd.	2,248,000	15,212,350
Westpac Banking Corp.	1,250,000	10,928,505
TOTAL AUSTRALIA		135,572,442
Belgium - 0.3%
Groupe Bruxelles Lambrt SA (GBL)	188,966	10,479,767
Omega Pharma SA	321,426	14,411,115
TOTAL BELGIUM		24,890,882
Bermuda - 0.6%
Accenture Ltd. Class A	628,500	13,475,040
Aquarius Platinum Ltd.	2,554,145	13,227,731
Clear Media Ltd.	23,850,500	17,278,317
TOTAL BERMUDA		43,981,088
Brazil - 1.4%
Banco Itau SA (PN)	153,978,000	12,195,632
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	555,400	13,051,900
Companhia Vale do Rio Doce sponsored ADR	1,180,800	32,224,032
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	189,000	4,352,670
Telebras sponsored ADR (pfd holder)	283,500	8,867,880
Uniao de Bancos Brasileiros SA (Unibanco) GDR	1,441,500	35,316,750
TOTAL BRAZIL		106,008,864
Canada - 6.6%
Alcan, Inc.	647,100	23,885,688
Barrick Gold Corp.	411,000	8,292,841
Brascan Corp. Class A (ltd. vtg.)	380,500	8,465,798
Canada Life Financial Corp.	800,000	19,533,342
Canadian Imperial Bank of Commerce	500,000	17,435,930
Canadian National Railway Co.	551,100	26,139,130
Canadian Natural Resources Ltd.	614,100	20,357,771
Canadian Pacific Railway Ltd.	160,600	3,347,966
Canadian Western Bank (a)	200,000	3,519,062
Clarica Life Insurance Co.	400,400	13,207,125
EnCana Corp.	742,651	23,341,001
Hurricane Hydrocarbons Class A	702,100	10,138,063
Industrial Alliance Life Insurance Co.	90,000	2,466,021
Kingsway Financial Services, Inc. (a)	400,700	4,598,113

	Shares	Value (Note 1)
Loblaw Companies Ltd.	189,400	$ 7,214,491
Maple Leaf Foods, Inc.	712,500	7,585,586
Metro, Inc. Class A (sub. vtg.)	570,600	7,217,075
Molson, Inc. Class A	500,000	11,475,201
National Bank of Canada	700,000	14,905,011
OZ Optics Ltd. unit (f)	102,000	1,504,500
Petro-Canada	990,800	26,699,679
Placer Dome, Inc.	118,100	1,404,160
Power Corp. of Canada (sub. vtg.)	1,000,000	26,004,080
Precision Drilling Corp. (a)	841,300	28,425,921
Sun Life Financial Services of Canada, Inc.	1,218,200	26,723,360
Suncor Energy, Inc.	1,587,500	55,156,668
Talisman Energy, Inc.	993,100	42,418,526
TimberWest Forest Corp. unit	2,000,000	16,588,040
TransCanada PipeLines Ltd.	1,615,100	23,465,593
TOTAL CANADA		481,515,742
Denmark - 2.0%
Coloplast AS Series B	119,500	8,540,160
Danske Bank AS	2,002,850	36,147,710
Group 4 Falck AS	233,835	27,417,697
Novo-Nordisk AS Series B	1,620,272	47,495,164
Novozymes AS Series B	1,433,300	29,861,502
TOTAL DENMARK		149,462,233
Finland - 1.1%
Instrumentarium Oyj	491,600	12,746,519
Kone Oyj (B Shares)	314,200	29,730,085
Nokia Corp. sponsored ADR	1,982,000	32,227,320
Orion-Yhtyma Oyj (B Shares)	87,800	2,055,205
TOTAL FINLAND		76,759,129
France - 8.7%
Air France Compagnie (Reg. D)	378,000	6,819,881
Aventis SA sponsored ADR	1,386,100	97,927,965
BNP Paribas SA	1,763,600	92,090,607
Carbone Lorraine Group	317,159	10,993,223
CNP Assurances	729,507	26,921,213
Credit Lyonnais SA	472,400	19,908,374
Dassault Aviation SA	17,550	5,722,856
Elior SA	1,725,893	13,052,100
Essilor International SA	188,948	7,682,162
Eurazeo	308,500	16,442,359
Eurotunnel SA unit (a)	3,000,000	2,754,918
JC Decaux SA	218,183	2,710,736
L'Air Liquide	120,000	18,560,585
L'Oreal SA	235,000	18,396,055
Michelin SA (Compagnie Generale des Etablissements) Series B	175,450	6,792,178
Neopost SA (a)	821,023	31,052,406
NRJ Group	407,168	8,064,614
Pechiney SA Series A	294,118	14,219,461
Pernod-Ricard	406,725	37,532,888
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Remy Cointreau SA	118,624	$ 3,567,026
Sanofi-Synthelabo SA	424,100	27,128,114
Suez SA (France)	237,800	7,075,719
Technip-Coflexip SA	227,507	32,075,525
TotalFinaElf SA:
Series B	225,000	34,069,500
sponsored ADR	1,168,300	88,451,993
Vivendi Universal SA	179,600	5,722,346
TOTAL FRANCE		635,734,804
Germany - 3.6%
Allianz AG (Reg.)	70,000	16,476,840
Altana AG	562,050	31,762,475
Amadeus AG	106,700	1,792,517
AMB Generali Holding AG	150,000	16,745,580
Andrea-Noris Zahn	52,689	1,228,590
Beiersdorf AG	195,800	23,709,491
Celanese AG (Reg.)	507,631	11,425,505
Deutsche Boerse AG	542,341	24,120,518
DIS Deutscher Industrie Service AG	472,670	12,336,544
E.On AG	400,000	20,818,537
Gehe AG	205,384	8,598,186
Lambda Physik AG (a)	55,692	832,817
Pfeiffer Vacuum Technology AG	169,426	6,101,369
Rhoen-Klinikum AG	189,737	11,103,314
Salzgitter AG	420,900	4,168,299
Schering AG	539,700	32,870,588
Stada Arzneimittel AG	592,610	20,407,399
Wella AG	339,637	19,150,700
TOTAL GERMANY		263,649,269
Hong Kong - 1.6%
Aeon Credit Service (Asia) Co. Ltd.	6,062,000	2,467,830
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	1,843,800	30,625,518
CNOOC Ltd. sponsored ADR	943,100	24,662,065
Hong Kong Exchanges & Clearing Ltd.	7,214,000	12,857,201
Hutchison Whampoa Ltd.	2,742,000	24,083,163
Television Broadcasts Ltd.	3,737,000	18,447,577
Yue Yuen Industrial Holdings Ltd.	946,000	2,571,476
TOTAL HONG KONG		115,714,830
Hungary - 0.0%
Gedeon Richter Ltd.	23,600	1,500,555
India - 0.9%
Dr. Reddy's Laboratories Ltd.	1,099,220	22,448,305
Hero Honda Motors Ltd.	866,434	6,291,518
Infosys Technologies Ltd.	47,200	3,559,052
Ranbaxy Laboratories Ltd.	1,665,000	28,927,375
State Bank of India	1,463,700	6,821,925
TOTAL INDIA		68,048,175

	Shares	Value (Note 1)
Ireland - 2.7%
Allied Irish Banks PLC	1,133,800	$ 15,025,589
Bank of Ireland	5,670,400	66,110,542
CRH PLC	283,500	4,849,466
DCC PLC (Ireland)	425,250	5,072,797
Elan Corp. PLC sponsored ADR (a)	1,089,400	12,942,072
Grafton Group PLC unit	1,890,000	7,180,613
IAWS Group PLC (Ireland)	944,500	7,763,543
Independent News & Media PLC (Ireland)	5,764,886	10,899,266
Irish Life & Permanent PLC	1,877,600	25,525,090
Jefferson Smurfit Group PLC sponsored ADR	602,800	14,425,004
Kerry Group PLC Class A	708,500	9,759,297
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	1,422,300	7,708,590
sponsored ADR (a)	414,100	12,837,100
TOTAL IRELAND		200,098,969
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	275,400	15,425,154
Italy - 2.1%
Banca Nazionale del Lavoro (BNL)	6,535,100	14,850,082
Banca Popolare di Verona	1,448,050	17,977,739
Banca Populare di Novara	578,869	4,336,016
Cassa Di Risparmio Di Firenze	3,703,775	4,568,277
Davide Campari-Milano Spa	14,395	460,462
Luxottica Group Spa sponsored ADR	1,189,400	23,906,940
Parmalat Finanziaria Spa	6,403,428	22,483,524
Recordati Spa	326,010	7,141,021
Saipem Spa	1,839,700	12,006,388
Telecom Italia Spa	3,098,900	24,624,008
Unicredito Italiano Spa	5,165,800	23,974,718
TOTAL ITALY		156,329,175
Japan - 14.0%
Advantest Corp.	201,200	14,476,509
Aeon Credit Service Ltd.	109,600	6,453,578
Anritsu Corp.	496,000	3,942,999
Asahi National Broadcasting Co.	1,891	3,603,726
Canon, Inc. ADR	1,267,900	49,270,594
Coca-Cola Central Japan Co. Ltd.	48	234,848
Credit Saison Co. Ltd.	1,287,100	30,235,236
Daiichi Pharmaceutical Co. Ltd.	920,000	17,926,260
Daiwa Securities Group, Inc.	10,516,000	72,064,373
Disco Corp.	59,200	3,697,697
Fuji Photo Film Co. Ltd.	500,000	15,868,077
Fuji Soft ABC, Inc.	189,000	6,821,406
Fuji Television Network, Inc.	1,331	7,661,325
Fujitsu Ltd.	5,957,000	47,263,067
Heiwa Corp.	422,500	6,260,598
Hokkaido Coca-Cola Bottling Co. Ltd.	440,000	2,313,628
Hoya Corp.	354,200	26,339,078
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Ito-Yokado Co. Ltd.	540,000	$ 26,588,363
JAFCO Co. Ltd.	309,600	24,684,194
Keyence Corp.	116,000	23,450,839
Kobayashi Pharmaceutical Co. Ltd.	188,700	6,252,816
Konami Corp.	413,300	10,416,086
Kyocera Corp.	387,800	26,364,125
Mizuho Holdings, Inc.	7,445	15,520,068
NEC Corp.	3,342,000	25,735,687
Nikko Cordial Corp.	16,527,000	74,561,759
Nikon Corp.	1,669,000	21,771,258
Nintendo Co. Ltd.	145,300	20,343,808
Nissan Motor Co. Ltd.	5,945,000	46,311,549
Nomura Holdings, Inc.	5,417,000	75,423,380
NTT DoCoMo, Inc. New (a)	3,524	8,963,503
Olympus Optical Co. Ltd.	821,000	10,652,053
Omron Corp.	728,000	10,940,386
ORIX Corp.	585,000	48,461,807
Ricoh Co. Ltd.	294,000	5,477,053
Rohm Co. Ltd.	61,400	9,146,002
Shikoku Coca-Cola Bottling Co. Ltd.	123,300	983,062
Shionogi & Co. Ltd.	236,000	3,447,480
Sony Corp. sponsored ADR	472,400	25,604,080
Stanley Electric Co. Ltd.	1,106,000	9,738,581
Sumitomo Bakelite Co. Ltd.	1,182,000	9,010,267
Sumitomo Mitsui Banking Corp.	4,650,000	20,689,172
Sumitomo Trust & Banking Ltd.	1,868,000	8,369,384
Takeda Chemical Industries Ltd.	961,000	42,010,111
Tanabe Seiyaku Co. Ltd.	1,179,000	11,133,369
Terumo Corp.	669,100	9,883,485
Tokyo Electron Ltd.	263,700	18,952,924
Toyota Industries Corp.	800,000	12,850,031
UFJ Holdings, Inc. (a)	3,460	8,558,494
UMC Japan (a)	2,861	31,600,964
Yamada Denki Co. Ltd.	67,400	5,179,776
TOTAL JAPAN		1,023,508,915
Korea (South) - 1.1%
Hana Bank	298,600	3,914,925
Hyundai Mobis	299,200	7,358,136
Kookmin Credit Card Co. Ltd.	202,900	7,413,955
KT Corp. sponsored ADR	726,900	16,464,285
Pacific Corp.	58,500	6,784,909
Samsung Electronics Co. Ltd.	125,200	37,103,482
SK Telecom Co. Ltd.	22,000	4,292,474
TOTAL KOREA (SOUTH)		83,332,166
Luxembourg - 0.5%
Espirito Santo Financial Holding SA ADR	1,171,600	20,268,680
Thiel Logistik AG (a)	1,221,800	12,979,841
TOTAL LUXEMBOURG		33,248,521

	Shares	Value (Note 1)
Mexico - 0.8%
Coca-Cola Femsa SA de CV sponsored ADR	386,600	$ 10,739,748
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	1,796,000	1,778,804
Grupo Radio Centro SA de CV sponsored ADR (a)	982,700	5,198,483
Telefonos de Mexico SA de CV sponsored ADR	631,800	23,907,312
TV Azteca SA de CV sponsored ADR	2,092,800	16,847,040
TOTAL MEXICO		58,471,387
Netherlands - 5.9%
Akzo Nobel NV	649,933	27,916,776
ASM International NV (a)	350,200	8,054,600
ASML Holding NV (NY Shares) (a)	1,062,100	23,716,693
Euronext NV	1,244,728	25,785,665
Fugro NV	153,000	8,836,399
Heineken Holding NV (A Shares)	716,700	24,190,235
Hunter Douglas NV	550,000	18,321,105
ING Groep NV (Certificaten Van Aandelen)	2,510,100	66,213,401
Koninklijke Boskalis Westminster NV	238,200	7,398,575
OPG Groep NV	195,100	7,990,252
Reed Elsevier NV	1,815,500	25,171,218
Rodamco Asia NV	384,271	5,656,433
Rodamco Europe NV	178,954	6,998,718
Rodamco North America NV	205,263	9,923,668
Royal Dutch Petroleum Co. (NY Shares)	141,700	7,405,242
STMicroelectronics NV (NY Shares)	355,200	10,936,608
Unilever NV (NY Shares)	1,561,400	101,022,580
Van der Moolen Holding NV sponsored ADR (a)	400,000	9,160,000
Vedior NV (Certificaten Van Aandelen)	1,205,900	16,686,775
VNU NV	687,600	20,738,050
TOTAL NETHERLANDS		432,122,993
New Zealand - 0.0%
Fletcher Challenge Forests Ltd. (a)	26,924,300	2,651,290
Norway - 1.7%
DnB Holding ASA	6,076,700	32,083,797
Gjensidige NOR Sparebank (primary capital certificate)	350,000	12,444,407
Norsk Hydro AS	980,040	48,189,709
Norske Skogindustrier AS (A Shares)	406,500	7,226,645
ProSafe ASA (a)	511,400	8,422,587
Schibsted AS (B Shares)	500,000	5,440,341
Statoil ASA	1,576,100	13,400,617
TOTAL NORWAY		127,208,103
Common Stocks - continued
	Shares	Value (Note 1)
Panama - 0.4%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	850,000	$ 15,810,000
Panamerican Beverages, Inc. Class A	588,200	10,587,600
TOTAL PANAMA		26,397,600
Portugal - 0.1%
Portugal Telecom SGPS SA (Reg.)	1,020,000	7,438,279
Russia - 0.5%
JSC MMC 'Norilsk Nickel' sponsored ADR (a)	47,200	1,109,200
Unified Energy Systems sponsored ADR	302,700	4,492,068
YUKOS Corp. sponsored ADR	211,000	31,017,000
TOTAL RUSSIA		36,618,268
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	283,300	7,266,645
DBS Group Holdings Ltd.	2,727,500	21,029,877
Fraser & Neave Ltd. (a)	954,000	3,966,791
Sembcorp Logistics Ltd.	2,835,000	3,466,171
Singapore Exchange Ltd.	8,027,000	5,614,369
Singapore Press Holdings Ltd.	951,000	11,784,387
Want Want Holdings Ltd.	3,935,000	7,594,550
TOTAL SINGAPORE		60,722,790
South Africa - 1.0%
Anglo American Platinum Corp. Ltd.	309,200	14,694,826
Gold Fields Ltd. sponsored ADR	689,800	8,346,580
Harmony Gold Mining Co. Ltd.	1,000,000	12,823,397
Harmony Gold Mining Co. Ltd. sponsored ADR	94,500	1,233,839
Sappi Ltd.	2,981,600	36,557,300
TOTAL SOUTH AFRICA		73,655,942
Spain - 3.7%
Actividades de Construccion y Servicios SA (ACS)	128,100	3,944,232
Altadis SA	3,550,740	74,931,380
Amadeus Global Travel Distribution SA Series A (a)	1,896,403	12,617,181
Banco Popular Espanol SA (Reg.)	803,724	32,930,705
Banco Santander Central Hispano SA ADR	4,861,900	45,215,670
Cortefiel SA	2,049,400	12,140,592
Fomento Construcciones y Contratas SA (FOCSA)	706,732	18,133,718
Gas Natural SDG SA Series E	803,578	16,241,706
Grupo Ferrovial SA	531,429	12,870,185
Inditex SA	858,300	17,687,732
Inmobiliaria Colonial	201,776	2,761,216
Telefonica SA sponsored ADR	602,034	19,451,719
TOTAL SPAIN		268,926,036

	Shares	Value (Note 1)
Sweden - 2.9%
Capio AB (a)	1,047,800	$ 8,479,495
Getinge AB (B Shares)	778,700	14,539,600
Munters AB	73,400	1,552,992
Nobel Biocare AB	740,000	43,795,948
Perbio Science AB (a)	94,500	1,607,832
Svenska Cellulosa AB (SCA) (B Shares)	2,000,900	68,087,021
Svenska Handelsbanken AB (A Shares)	2,228,500	33,787,538
Swedish Match Co.	5,000,000	39,488,310
TV 4 AB (A Shares)	105,520	1,954,798
TOTAL SWEDEN		213,293,534
Switzerland - 4.5%
ABB Ltd. (Switzerland) (Reg.) (a)	944,820	8,469,269
Actelion Ltd. (Reg.) (a)	94,482	4,439,065
Alcon, Inc.	51,600	1,787,940
Converium Holding AG	425,280	23,425,104
Edipresse SA (Bearer)	28,900	10,004,946
Inficon Holding AG (a)(c)	124,227	11,903,552
Nestle SA (Reg.)	295,181	69,890,160
Novartis AG (Reg.)	2,899,700	121,806,760
Roche Holding AG (participation certificate)	180,540	13,700,102
Schindler Holding AG (Reg.)	6,740	13,045,833
SIG Holding AG	46,459	5,629,305
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	14,459	3,932,962
Swiss Reinsurance Co. (Reg.)	276,573	27,954,801
Tecan Group AG	141,629	6,785,514
Unilabs SA	248,767	6,151,508
TOTAL SWITZERLAND		328,926,821
Taiwan - 1.1%
Accton Technology Corp. (a)	6,331,000	15,339,025
ChinaTrust Commercial Bank	22,820,000	20,206,922
Fubon Financial Holding Co. Ltd. (a)	6,614,000	6,753,262
Siliconware Precision Industries Co. Ltd.	8,432,695	7,953,537
Taiwan Semiconductor Manufacturing Co. Ltd.	4,539,600	11,457,023
United Microelectronics Corp.	8,665,750	13,247,325
Yuanta Core Pacific Securities Co. Ltd. (a)	8,725,800	6,468,216
TOTAL TAIWAN		81,425,310
United Kingdom - 13.1%
3i Group PLC	755,900	7,623,409
Abbey National PLC	3,405,200	54,143,477
Aberdeen Asset Management PLC	945,000	3,429,335
Aggregate Industries PLC	9,821,986	13,563,048
Amdocs Ltd. (a)	519,700	11,293,081
Anglo American PLC	600,000	9,461,441
Anglo American PLC ADR	272,444	4,263,749
Azlan Group PLC (a)	945,023	2,182,983
BAA PLC	1,876,900	17,643,292
BBA Group PLC	1,889,700	8,606,402
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
BPB Industries PLC	1,384,204	$ 8,069,356
BT Group PLC sponsored ADR (a)	304,400	11,415,000
Capital Radio PLC	846,470	9,190,658
Carlton Communications PLC	4,959,100	17,887,796
Centrica PLC	8,333,400	25,656,518
Danka Business Systems PLC sponsored ADR (a)	2,122,600	9,721,508
Diageo PLC	2,000,000	26,553,828
Diageo PLC sponsored ADR	258,500	13,661,725
Enterprise Inns PLC	695,236	8,485,859
Fitness First PLC (a)	1,693,907	11,541,173
Friends Provident PLC	2,836,100	7,605,331
Galen Holdings PLC sponsored ADR	189,100	5,933,958
GlaxoSmithKline PLC sponsored ADR	2,568,700	123,426,023
GWR Group PLC	1,224,300	4,442,894
HBOS PLC	2,334,116	28,302,482
HSBC Holdings PLC (United Kingdom) (Reg.)	1,500,000	18,002,993
Inchcape PLC	944,840	11,380,986
Informa Group PLC	948,100	3,696,211
Jarvis PLC	1,886,200	14,239,550
Johnson Service Group PLC	1,972,567	11,384,284
Johnston Press PLC	947,000	5,341,211
Johnston Press PLC rights 5/3/02 (a)	378,800	590,708
Lloyds TSB Group PLC	6,764,668	77,786,146
London Stock Exchange PLC	2,563,677	17,037,541
Maiden Group PLC	1,585,000	8,916,519
Man Group PLC	944,743	13,190,400
Next PLC	567,000	8,598,128
Northern Rock PLC	3,217,300	33,173,918
Pearson PLC	141,700	1,705,802
Professional Staff PLC sponsored ADR (a)(c)	800,000	2,248,000
Prudential PLC	1,806,600	19,220,454
Reckitt Benckiser PLC	1,371,600	24,287,484
Rentokil Initial PLC	5,431,500	21,412,423
Rio Tinto PLC (Reg.)	1,232,900	22,909,563
Safeway PLC	2,812,109	12,459,038
Scottish Radio Holdings PLC	142,600	2,078,252
Securicor PLC	944,900	1,714,486
SMG PLC	5,949,143	13,525,638
Smith & Nephew PLC	4,906,100	27,921,336
Somerfield PLC (a)	3,779,182	7,435,503
Taylor Nelson Sofres PLC	3,489,000	12,152,836
Trinity Mirror PLC	4,328,800	29,745,960
Ultraframe PLC	115,100	549,371
United Business Media PLC	2,725,591	20,814,728
Vodafone Group PLC sponsored ADR	2,757,400	44,669,880

	Shares	Value (Note 1)
Wolverhampton & Dudley Breweries PLC	801,522	$ 7,738,915
Xstrata PLC (a)	1,597,300	21,835,749
TOTAL UNITED KINGDOM		961,868,339
United States of America - 2.2%
Applera Corp. - Applied Biosystems Group	417,100	7,140,752
ATMI, Inc. (a)	132,300	4,035,150
Avon Products, Inc.	137,000	7,651,450
Forest Laboratories, Inc. (a)	212,800	16,415,392
Hollinger International, Inc. Class A	886,900	11,334,582
Kimberly-Clark Corp.	189,700	12,353,264
Mettler-Toledo International, Inc. (a)	840,900	32,332,605
Newmont Mining Corp.	757,680	21,601,457
Orthofix International NV (a)	640,600	23,830,320
Synthes-Stratec, Inc. (d)	9,500	5,894,203
Synthes-Stratec, Inc.	14,176	8,798,655
TeraBeam Networks (f)	17,600	4,400
Thermo Electron Corp.	370,100	6,994,890
TOTAL UNITED STATES OF AMERICA		158,387,120
TOTAL COMMON STOCKS (Cost $5,841,682,089)		6,456,523,700
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
ITF Optical Technologies, Inc. Series B (f)	19,047	123,806
Metrophotonics, Inc. Series 2 (f)	198,000	1,980,000
TOTAL CANADA		2,103,806
Nonconvertible Preferred Stocks - 0.1%
Germany - 0.1%
Rhoen-Klinikum AG	25,000	1,334,695
Sanacorp Pharmahandel AG	55,403	830,491
TOTAL GERMANY		2,165,186
TOTAL PREFERRED STOCKS (Cost $6,200,364)		4,268,992
Investment Companies - 1.1%

China - 0.1%
China Fund, Inc.	300,000	4,461,000
Templeton China World Fund, Inc.	565,000	5,542,650
TOTAL CHINA		10,003,650
India - 0.1%
India Fund	800,000	8,432,000
Korea (South) - 0.4%
Korea Fund, Inc.	1,625,026	28,307,953
Mexico - 0.3%
Mexico Fund, Inc.	1,026,700	19,609,970
Investment Companies - continued
	Shares	Value (Note 1)
Multi-National - 0.2%
Templeton Dragon Fund, Inc.	1,535,000	$ 13,277,750
TOTAL INVESTMENT COMPANIES (Cost $65,190,001)		79,631,323
Corporate Bonds - 0.3%
Moody's Ratings (unaudited) (i)			Principal Amount
Convertible Bonds - 0.2%
Korea (South) - 0.2%
Korea Telecom Corp. 0.25% 1/4/07 (d)	Baa1		$ 14,190,000	15,715,425
Nonconvertible Bonds - 0.1%
France - 0.1%
Eurotunnel Finance Ltd. euro 1% 4/30/40 (e)(g)	-	EUR	5,306	5,510,977
TOTAL CORPORATE BONDS (Cost $21,759,816)				21,226,402
Government Obligations (h) - 2.3%

France - 0.4%
French Government 5% 1/12/06	Aaa	EUR	33,300,000	30,384,720
Germany - 0.5%
Germany Federal Republic:
5% 2/17/06	Aaa	EUR	14,300,000	13,057,105
6% 1/4/07	Aaa	EUR	23,700,000	22,459,442
TOTAL GERMANY				35,516,547
United States of America - 1.4%
Freddie Mac:
5.25% 1/15/06	Aaa	EUR	50,950,000	46,621,957
5.75% 9/15/10	Aaa	EUR	50,950,000	46,990,800
U.S. Treasury Bills, yield at date of purchase 1.73% to 1.77% 5/30/02	-		6,300,000	6,291,167
TOTAL UNITED STATES OF AMERICA				99,903,924
TOTAL GOVERNMENT OBLIGATIONS (Cost $168,980,331)				165,805,191
Money Market Funds - 10.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	595,051,111	$ 595,051,111
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	140,951,642	140,951,642
TOTAL MONEY MARKET FUNDS (Cost $736,002,753)		736,002,753
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $6,839,815,354)		7,463,458,361
NET OTHER ASSETS - (1.9)%		(139,210,510)
NET ASSETS - 100%		$ 7,324,247,851
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $21,609,628 or 0.3% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
TeraBeam Networks	4/7/00	$ 66,000
(g) Principal amount represents number of units held.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(i) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment adviser.

Other Information
Transactions during the period with companies which are or were affiliates are as follows.
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Inficon Holding AG	$ -	$ 1,839,798	$ -	$ 11,903,552
Professional Staff PLC Sponsored ADR	-	-	-	2,248,000
TOTALS	$ -	$ 1,839,798	$ -	$ 14,151,552

Purchases and sales of securities, other than short-term securities, aggregated $2,631,591,092 and $1,991,401,767, respectively, of which long-term U.S. government and government agency obligations aggregated $8,402,201 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $33,765 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,612,706 or 0% of net assets.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $232,251,347.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $6,860,788,391. Net unrealized appreciation aggregated $602,669,970, of which $985,432,495 related to appreciated investment securities and $382,762,525 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $490,102,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $361,683,827) (cost $6,839,815,354) - See accompanying schedule		$ 7,463,458,361
Cash		1,574,832
Foreign currency held at value (cost $36,912,635)		36,981,213
Receivable for investments sold		62,398,556
Receivable for fund shares sold		13,071,252
Dividends receivable		22,920,701
Interest receivable		4,197,947
Redemption fees receivable		1,266
Other receivables		598,143
Total assets		7,605,202,271
Liabilities
Payable for investments purchased	$ 126,931,368
Payable for fund shares redeemed	6,138,976
Accrued management fee	5,249,636
Other payables and accrued expenses	1,682,798
Collateral on securities loaned, at value	140,951,642
Total liabilities		280,954,420
Net Assets		$ 7,324,247,851
Net Assets consist of:
Paid in capital		$ 7,369,486,088
Undistributed net investment income		12,747,388
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(682,153,485)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		624,167,860
Net Assets, for 366,357,605 shares outstanding		$ 7,324,247,851
Net Asset Value, offering price and redemption price per share ($7,324,247,851 ÷ 366,357,605 shares)		$ 19.99

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 55,656,835
Interest		8,169,097
Security lending		1,408,999
		65,234,931
Less foreign taxes withheld		(6,113,119)
Total income		59,121,812
Expenses
Management fee Basic fee	$ 23,773,090
Performance adjustment	5,234,854
Transfer agent fees	8,657,785
Accounting and security lending fees	764,483
Non-interested trustees' compensation	8,258
Custodian fees and expenses	952,284
Registration fees	62,195
Audit	38,682
Legal	19,532
Miscellaneous	68,346
Total expenses before reductions	39,579,509
Expense reductions	(868,311)	38,711,198
Net investment income (loss)		20,410,614
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(480,664) on sales of investments in affiliated issuers)	(173,634,501)
Foreign currency transactions	(130,187)
Futures contracts	2,351,611
Total net realized gain (loss)		(171,413,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	819,924,394
Assets and liabilities in foreign currencies	793,658
Total change in net unrealized appreciation (depreciation)		820,718,052
Net gain (loss)		649,304,975
Net increase (decrease) in net assets resulting from operations		$ 669,715,589

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,410,614	$ 67,940,127
Net realized gain (loss)	(171,413,077)	(467,999,689)
Change in net unrealized appreciation (depreciation)	820,718,052	(736,030,691)
Net increase (decrease) in net assets resulting from operations	669,715,589	(1,136,090,253)
Distributions to shareholders from net investment income	(3,276,581)	(152,510,874)
Distributions to shareholders from net realized gain	-	(224,645,983)
Total distributions	(3,276,581)	(377,156,857)
Share transactions Net proceeds from sales of shares	1,464,179,618	2,545,753,441
Reinvestment of distributions	3,128,931	358,092,428
Cost of shares redeemed	(653,445,795)	(1,835,038,158)
Net increase (decrease) in net assets resulting from share transactions	813,862,754	1,068,807,711
Redemption fees	201,360	515,217
Total increase (decrease) in net assets	1,480,503,122	(443,924,182)
Net Assets
Beginning of period	5,843,744,729	6,287,668,911
End of period (including undistributed net investment income of $12,747,388 and distributions in excess of net investment income of $4,386,645, respectively)	$ 7,324,247,851	$ 5,843,744,729
Other Information Shares
Sold	76,967,974	124,455,542
Issued in reinvestment of distributions	167,323	16,624,509
Redeemed	(34,422,558)	(91,053,309)
Net increase (decrease)	42,712,739	50,026,742

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 18.06	$ 22.98	$ 21.34	$ 17.21	$ 16.57	$ 14.38
Income from Investment Operations
Net investment income (loss) D	.06	.22	.39 G	.18	.26	.24 F
Net realized and unrealized gain (loss)	1.88	(3.78)	2.20	4.65	.98	2.46
Total from investment operations	1.94	(3.56)	2.59	4.83	1.24	2.70
Distributions from net investment income	(.01)	(.55)	(.25)	(.23)	(.19)	(.15)
Distributions from net realized gain	-	(.81)	(.70)	(.47)	(.41)	(.36)
Total distributions	(.01)	(1.36)	(.95)	(.70)	(.60)	(.51)
Redemption fees added to paid in capital D	-	-	-	-	-	-
Net asset value, end of period	$ 19.99	$ 18.06	$ 22.98	$ 21.34	$ 17.21	$ 16.57
Total Return B, C	10.75%	(16.45)%	12.20%	29.12%	7.72%	19.30%
Ratios to Average Net Assets E
Expenses before expense reductions	1.21% A	1.21%	1.14%	1.21%	1.22%	1.25%
Expenses net of voluntary waivers, if any	1.21% A	1.21%	1.14%	1.21%	1.22%	1.25%
Expenses net of all reductions	1.19% A	1.16%	1.12%	1.18%	1.19%	1.23%
Net investment income (loss)	.63% A	1.08%	1.62%	.94%	1.46%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,324,248	$ 5,843,745	$ 6,287,669	$ 3,579,586	$ 1,944,815	$ 1,514,327
Portfolio turnover rate	66% A	86%	94%	73%	95%	81%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F Investment income per share reflects a special dividend which amounted to .05 per share. G Investment income per share reflects a special dividend which amounted to .19 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Aggressive International

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	24.75%	5.14%	29.81%	63.16%
MSCI AC World ex-USA	8.29%	-11.28%	6.22%	19.21%
MSCI EAFE	5.60%	-13.70%	8.00%	21.01%
International Funds Average	7.10%	-12.91%	12.19%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country World ex-USA Index - a market capitalization-weighted index that is designed to represent the performance of developed stock and emerging markets, excluding the United States, throughout the world. As of April 30, 2002, the index included over 1,750 equity securities of countries domiciled in 52 countries. You can also compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2002, the index included over 1,000 equity securities of companies domiciled in 21 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 834 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	5.14%	5.36%	6.75%
MSCI AC World ex-USA	-11.28%	1.21%	2.37%
MSCI EAFE	-13.70%	1.55%	2.58%
International Funds Average	-12.91%	2.02%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $16,316 - a 63.16% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International All Country World ex-USA Index and the MSCI EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,921 - a 19.21% increase and $12,101 - a 21.01% increase, respectively. As of March 1, 2001, the fund compares its performance to that of the MSCI All Country World ex-USA Index rather than the MSCI EAFE index. The MSCI All Country World ex-USA more closely reflects the fund's investment strategy.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Aggressive International

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Aggressive International Fund

Q. How did the fund perform, Kevin?

A. Very well. For the six months that ended April 30, 2002, the fund returned 24.75%. This outpaced both the Morgan Stanley Capital International All Country World ex-USA Index - which returned 8.29% - and the international funds average, which returned 7.10% according to Lipper Inc. For the 12 months that ended April 30, 2002, the fund returned 5.14%. The index and peer group average returned -11.28% and -12.91%, respectively.

Q. What factors led to the fund's strong showing during the six-month period?

A. There were three major drivers. First, some pockets within technology rebounded nicely during the period - particularly in the semiconductor area - and the fund was positioned well to take advantage. The second driver was the resurgence of emerging markets around the world, most notably South Korea, Mexico and Taiwan. Ten of the fund's 20-best relative contributors during the period were emerging-markets stocks, mostly in the technology area. Third, I was able to find several good earnings growth stories in some of the more traditionally defensive sectors, such as in food and beverages and in tobacco.

Q. Why did semiconductor stocks experience an upturn?

A. A technology shift in the manufacturing process for semiconductors drove new demand. Without getting too technical, the design format of the chips was made smaller. As a result, Taiwanese semiconductor foundries such as United Microelectronics and Taiwan Semiconductor benefited from new chip orders as well as from increased outsourcing demand. Semiconductor equipment companies also gained from the format change, as companies that manufacture their own chips bought new equipment from companies such as Japan's Tokyo Electron and Netherlands-based ASML to accommodate the change. Each of these stocks performed well for the fund.

Q. Korea and Mexico also proved to be fertile ground for emerging-markets opportunities. What types of stocks worked, and why?

A. Emerging-markets stocks are cyclical in that most countries depend on the economic well-being of developed nations to support their exporting businesses. Against an improving global backdrop, several emerging markets - including Korea and Mexico - performed quite well during the period. The fund's best single performer was Korean-based Kookmin Bank. Investors became increasingly comfortable with Korea's banking reform progress, and Kookmin - which originally appealed to me because of its quality and its low valuation - performed extremely well. Emerging-markets TV stocks also fared well during the period, including TV Azteca and Grupo Televisa in Mexico, and Television Broadcasts Ltd. in Hong Kong. The fund no longer held positions in Kookmin Bank or Television Broadcasts at the end of the period.

Q. What was the story in Europe and Japan?

A. A lower-than-index exposure to both regions helped performance, as did good stock picking within select industries. Europe's economic picture mirrored that of the U.S. in terms of uncertainty, but I was able to find some good growth opportunities in traditional defensive areas, most notably beverages and tobacco. The fund's investments in Spain's Altadis, Sweden's Swedish Match and France's Pernod-Ricard each benefited from positive pricing trends and cost-savings efforts. Japan's economy, meanwhile, continued to stall as banking reforms and corporate restructurings moved along at a snail's pace. A weak yen only added to Japan's domestic woes.

Q. Which stocks would you characterize as disappointments?

A. Japanese financial services company Nikko Cordial suffered from an extremely difficult domestic trading climate, particularly on the retail end. U.K.-based SSL International - which makes a variety of latex products for the health industry - also lagged as management misfired in its execution. China Mobile, one of the few telecommunications stocks I owned, experienced slow growth, but in my view remains a solid prospect going forward. The fund did not own SSL at the close of the period.

Q. What's your outlook?

A. It took a little more than two years, but my investment process for the fund reached a nice maturity stage during the period. One element of the process involves focus. I've whittled the number of fund holdings down to 60 - from a high of around 130 - to better reflect my conviction and to allow for more focused research. The fund also has been flexible in terms of market capitalization, as evidenced by our significant bet on mid-cap stocks relative to the index, which have recently been the market's best performers. As global economies continue to improve - as I think they will - the fund's investment approach could continue to serve shareholders well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Fund number: 335

Trading symbol: FIVFX

Start date: November 1, 1994

Size: as of April 30, 2002, more than $255 million

Manager: Kevin McCarey, since 1999; manager, Fidelity Europe Capital Appreciation Fund, 1993-1999; several Fidelity Select Portfolios, 1986-1990; joined Fidelity in 1985

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Semiannual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
United States of America	14.2%
France	12.9%
Japan	11.5%
Netherlands	10.5%
Spain	8.1%
United Kingdom	7.7%
Brazil	4.6%
Mexico	4.5%
Sweden	4.3%
Other	21.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United Kingdom	18.9%
United States of America	12.7%
Japan	12.3%
France	8.0%
Korea (South)	5.8%
Taiwan	5.0%
Spain	4.6%
Netherlands	4.2%
Canada	3.8%
Other	24.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	86.2	88.2
Short-Term Investments and Net Other Assets	13.8	11.8
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Altadis SA (Spain, Tobacco)	4.6	2.4
Pernod-Ricard (France, Beverages)	3.4	1.2
TV Azteca SA de CV sponsored ADR (Mexico, Media)	3.3	1.2
Tokyo Electron Ltd. (Japan, Semiconductor Equipment & Products)	3.2	1.7
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	2.9	2.7
Neopost SA (France, Office Electronics)	2.7	2.4
Advantest Corp. (Japan, Semiconductor Equipment & Products)	2.7	1.0
Swedish Match Co. (Sweden, Tobacco)	2.7	2.2
Hong Kong Exchanges & Clearing Ltd. (Hong Kong, Diversified Financials)	2.6	1.1
Acerinox SA (Reg.) (Spain, Metals & Mining)	2.5	1.2
	30.6
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	18.6
Information Technology	15.7	22.0
Consumer Discretionary	15.7	9.7
Consumer Staples	13.9	9.9
Energy	8.9	6.5
Health Care	4.6	7.2
Materials	3.3	1.2
Industrials	3.1	4.5
Telecommunication Services	2.0	8.6

Semiannual Report

Aggressive International

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 86.2%
	Shares	Value (Note 1)
Brazil - 4.6%
Banco Itau SA (PN)	69,486,000	$ 5,503,550
Telesp Celular Participacoes SA ADR	65,400	419,214
Uniao de Bancos Brasileiros SA (Unibanco) GDR	235,200	5,762,400
TOTAL BRAZIL		11,685,164
Canada - 3.9%
Barrick Gold Corp.	15,000	302,658
EnCana Corp.	8,400	264,006
Precision Drilling Corp. (a)	117,400	3,966,722
Suncor Energy, Inc.	153,100	5,319,361
TOTAL CANADA		9,852,747
France - 12.9%
BIC Ste	40,700	1,590,272
BNP Paribas SA	71,200	3,717,879
Credit Lyonnais SA	101,600	4,281,733
Neopost SA (a)	184,229	6,967,836
NRJ Group	114,500	2,267,856
Pechiney SA Series A	9,800	473,792
Pernod-Ricard	93,900	8,665,162
SEB SA	9,025	733,300
Technip-Coflexip SA	3,900	549,849
TotalFinaElf SA Series B	24,100	3,649,222
TOTAL FRANCE		32,896,901
Germany - 2.5%
Continental Gummi-Werke AG	145,700	2,459,507
Deutsche Boerse AG	90,494	4,024,704
TOTAL GERMANY		6,484,211
Hong Kong - 4.3%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	259,200	4,305,312
Hong Kong Exchanges & Clearing Ltd.	3,708,000	6,608,609
TOTAL HONG KONG		10,913,921
India - 0.1%
Infosys Technologies Ltd.	3,400	256,372
Italy - 0.5%
Benetton Group Spa sponsored ADR	44,000	1,238,600
Japan - 11.5%
Advantest Corp.	96,500	6,943,256
Canon, Inc.	7,000	272,020
Credit Saison Co. Ltd.	13,200	310,081
Daiichi Pharmaceutical Co. Ltd.	66,000	1,286,014
JAFCO Co. Ltd.	66,100	5,270,107
Kyocera Corp.	4,000	271,935
Nikko Cordial Corp.	746,000	3,365,588
Nikon Corp.	50,000	652,225
Takeda Chemical Industries Ltd.	65,000	2,841,475
Tokyo Electron Ltd.	112,500	8,085,719
TOTAL JAPAN		29,298,420

	Shares	Value (Note 1)
Mexico - 4.5%
America Movil SA de CV sponsored ADR	12,900	$ 240,585
Grupo Televisa SA de CV sponsored ADR (a)	64,200	2,901,840
TV Azteca SA de CV sponsored ADR	1,032,600	8,312,430
TOTAL MEXICO		11,454,855
Netherlands - 10.5%
ASML Holding NV (NY Shares) (a)	337,500	7,536,375
Buhrmann NV	295,900	3,785,527
Hunter Douglas NV	76,500	2,548,299
Randstad Holdings NV	192,400	2,667,553
Unilever NV (NY Shares)	83,900	5,428,330
VNU NV	166,200	5,012,600
TOTAL NETHERLANDS		26,978,684
Netherlands Antilles - 2.4%
Schlumberger Ltd. (NY Shares)	111,600	6,110,100
Norway - 1.1%
Norsk Hydro AS	57,200	2,812,591
Spain - 8.1%
Acerinox SA (Reg.)	165,300	6,324,833
Altadis SA	560,200	11,821,919
Banco Popular Espanol SA (Reg.)	64,800	2,655,028
TOTAL SPAIN		20,801,780
Sweden - 4.3%
Electrolux AB (B Shares)	255,400	4,258,244
Swedish Match Co.	867,000	6,847,273
TOTAL SWEDEN		11,105,517
Switzerland - 3.3%
Givaudan AG	3,530	1,318,076
Swiss Reinsurance Co. (Reg.)	46,010	4,650,491
The Swatch Group AG (Reg.)	115,600	2,408,333
TOTAL SWITZERLAND		8,376,900
Taiwan - 3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,747,800	4,411,090
United Microelectronics Corp.	3,135,250	4,792,854
TOTAL TAIWAN		9,203,944
United Kingdom - 7.7%
AstraZeneca PLC (United Kingdom)	39,700	1,848,035
Bradford & Bingley PLC	493,100	2,371,525
Diageo PLC	208,700	2,770,892
EMAP PLC	203,800	2,440,004
GlaxoSmithKline PLC	207,000	4,973,176
Signet Group PLC	1,014,000	1,729,030
Trinity Mirror PLC	522,300	3,589,058
TOTAL UNITED KINGDOM		19,721,720
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 0.4%
Pharmacia Corp.	27,200	$ 1,121,456
TOTAL COMMON STOCKS (Cost $192,059,324)		220,313,883
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 1.85% (b)	20,564,614	20,564,614
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	7,932,282	7,932,282
TOTAL MONEY MARKET FUNDS (Cost $28,496,896)		28,496,896
TOTAL INVESTMENT PORTFOLIO - 97.3% (Cost $220,556,220)		248,810,779
NET OTHER ASSETS - 2.7%		6,863,329
NET ASSETS - 100%		$ 255,674,108
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $218,389,477 and $226,324,145, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $13,752,550.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $221,153,558. Net unrealized appreciation aggregated $27,657,221, of which $33,168,698 related to appreciated investment securities and $5,511,477 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $99,447,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $21,475,575) (cost $220,556,220) - See accompanying schedule		$ 248,810,779
Foreign currency held at value (cost $27,462)		27,667
Receivable for investments sold		11,494,235
Receivable for fund shares sold		3,105,257
Dividends receivable		660,601
Interest receivable		35,670
Redemption fees receivable		38
Other receivables		68,965
Total assets		264,203,212
Liabilities
Payable for investments purchased	$ 124,550
Payable for fund shares redeemed	159,183
Accrued management fee	224,911
Other payables and accrued expenses	88,178
Collateral on securities loaned, at value	7,932,282
Total liabilities		8,529,104
Net Assets		$ 255,674,108
Net Assets consist of:
Paid in capital		$ 318,999,251
Distributions in excess of net investment income		(170,104)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,410,859)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,255,820
Net Assets, for 19,107,472 shares outstanding		$ 255,674,108
Net Asset Value, offering price and redemption price per share ($255,674,108 ÷ 19,107,472 shares)		$ 13.38

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 1,350,999
Interest		224,835
Security lending		51,544
		1,627,378
Less foreign taxes withheld		(149,553)
Total income		1,477,825
Expenses
Management fee Basic fee	$ 826,407
Performance adjustment	447,073
Transfer agent fees	341,737
Accounting and security lending fees	69,584
Non-interested trustees' compensation	361
Custodian fees and expenses	44,591
Registration fees	12,513
Audit	16,827
Legal	654
Miscellaneous	40,539
Total expenses before reductions	1,800,286
Expense reductions	(156,473)	1,643,813
Net investment income (loss)		(165,988)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	9,881,142
Foreign currency transactions	(149,730)
Total net realized gain (loss)		9,731,412
Change in net unrealized appreciation (depreciation) on: Investment securities	39,181,581
Assets and liabilities in foreign currencies	19,155
Total change in net unrealized appreciation (depreciation)		39,200,736
Net gain (loss)		48,932,148
Net increase (decrease) in net assets resulting from operations		$ 48,766,160

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (165,988)	$ 1,014,782
Net realized gain (loss)	9,731,412	(86,499,685)
Change in net unrealized appreciation (depreciation)	39,200,736	701,674
Net increase (decrease) in net assets resulting from operations	48,766,160	(84,783,229)
Distributions to shareholders from net investment income	(1,108,095)	(547,485)
Distributions to shareholders from net realized gain	-	(19,161,673)
Total distributions	(1,108,095)	(19,709,158)
Share transactions Net proceeds from sales of shares	40,369,239	35,827,189
Reinvestment of distributions	1,055,971	18,729,966
Cost of shares redeemed	(36,545,629)	(206,298,357)
Net increase (decrease) in net assets resulting from share transactions	4,879,581	(151,741,202)
Redemption fees	29,229	118,535
Total increase (decrease) in net assets	52,566,875	(256,115,054)
Net Assets
Beginning of period	203,107,233	459,222,287
End of period (including distributions in excess of net investment income of $170,104 and undistributed net investment income of $1,103,979, respectively)	$ 255,674,108	$ 203,107,233
Other Information Shares
Sold	3,136,095	2,796,292
Issued in reinvestment of distributions	88,812	1,383,306
Redeemed	(2,964,562)	(15,787,012)
Net increase (decrease)	260,345	(11,607,414)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 15.08	$ 16.68	$ 12.36	$ 12.47	$ 11.33
Income from Investment Operations
Net investment income (loss) D	(.01)	.04	.02	.11	.09	.13
Net realized and unrealized gain (loss)	2.67	(3.63)	(.65)	4.26	.14	1.33
Total from investment operations	2.66	(3.59)	(.63)	4.37	.23	1.46
Distributions from net investment income	(.06)	(.02)	(.08)	(.05)	(.06)	(.10)
Distributions from net realized gain	-	(.70)	(.90)	-	(.28)	(.22)
Total distributions	(.06)	(.72)	(.98)	(.05)	(.34)	(.32)
Redemption fees added to paid in capital D	-	.01	.01	-	-	-
Net asset value, end of period	$ 13.38	$ 10.78	$ 15.08	$ 16.68	$ 12.36	$ 12.47
Total Return B,C	24.75%	(24.71)%	(4.66)%	35.47%	1.95%	13.20%
Ratios to Average Net Assets E
Expenses before expense reductions	1.59% A	1.16%	1.21%	1.21%	1.23%	1.30%
Expenses net of voluntary waivers, if any	1.59% A	1.16%	1.21%	1.21%	1.23%	1.30%
Expenses net of all reductions	1.45% A	1.02%	1.16%	1.14%	1.21%	1.28%
Net investment income (loss)	(.15)% A	.35%	.12%	.75%	.71%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 255,674	$ 203,107	$ 459,222	$ 535,941	$ 408,755	$ 402,747
Portfolio turnover rate	219% A	242%	344%	173%	137%	86%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Overseas

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	7.47%	-15.24%	14.10%	78.62%
MSCI EAFE	5.60%	-13.70%	8.00%	78.75%
International Funds Average	7.10%	-12.91%	12.19%	88.60%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2002, the index included over 1,000 equity securities of companies domiciled in 21 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 834 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-15.24%	2.67%	5.97%
MSCI EAFE	-13.70%	1.55%	5.98%
International Funds Average	-12.91%	2.02%	6.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $17,862 - a 78.62% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,875 - a 78.75% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Overseas

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Fidelity Overseas Fund

Q. How did the fund perform, Rick?

A. For the six-month period ending April 30, 2002, the fund returned 7.47%. The Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - rose 5.60% during that time frame, while the international funds average as tracked by Lipper Inc. returned 7.10%. For the 12-month period ending April 30, 2002, the fund declined 15.24%, while the MSCI EAFE index and peer group average fell 13.70% and 12.91%, respectively.

Q. Why did the fund outperform its index and peer group during the past six months?

A. The major factor was my decision to overweight cyclically oriented technology stocks that were leveraged to an economic recovery. My emphasis on Japanese export-dependent electronic component makers, such as Rohm and Murata, paid off handsomely. These companies were viewed as potential beneficiaries of what many investors anticipated as a forthcoming economic rebound in the U.S. - Japan's biggest export market. Stocks of Asian semiconductor companies that depend heavily on U.S. sales, such as South Korea's Samsung Electronics, Taiwan Semiconductor and Japan's Tokyo Electron, also significantly enhanced our relative return, as did U.S.-based semiconductor maker Micron Technology. Elsewhere, overweighting Japanese financials with large brokerage and underwriting operations, such as Daiwa Securities and Nomura Holdings, was helpful as these companies also were seen as beneficiaries of an improving global economic outlook.

Q. Those strategies would help explain why the fund's equity exposure in Japan climbed to almost 27% of net assets at period end, from about 20% six months ago . . .

A. That's true. I bolstered some of our Japanese semiconductor positions as my conviction in the industry's cyclical rebound grew stronger, but much of the increase was due to price appreciation. Japanese stock prices also moved higher for another reason. March 31 is the fiscal-year end for many Japanese companies. A few weeks prior to this date, the government enacted a new law that put short-selling restrictions on equity trading. The short-selling limits caused some upward pricing pressure, and Japanese stocks rallied during the weeks leading up to March 31.

Q. What other strategies did you pursue?

A. I trimmed or eliminated some technology holdings in the U.S., Taiwan and Korea, as well as some U.S. metal producers, such as Alcoa and Phelps Dodge, earlier this year to lock in profits. I also reduced our sizable overweighting of AstraZeneca - a company that has a promising cholesterol-lowering drug called Crestor currently pending regulatory approval - to a neutral positioning versus the index. I cut our AstraZeneca positioning in April after favorable rulings by the U.S. Food and Drug Administration (FDA) for Crestor's competitors were seen as compromising the drug's future market share potential. AstraZeneca did not significantly help or hurt the fund's performance.

Q. What holdings hurt the fund's performance?

A. U.S.-based pharmaceutical giant Bristol-Myers Squibb was hurt by the FDA's refusal to accept an application for approval of a promising colorectal cancer drug co-sponsored with ImClone Systems, disappointing results for its heart-failure drug treatment, Vanlev, and a lowered 2002 earnings forecast. Elsewhere, it wasn't helpful to have been overweighted in selected well-capitalized telecom companies, such as the U.K.'s Vofafone. Despite its strong market positioning and financial stability, Vodafone was hurt by the sector's overall weakening fundamentals, but I remained optimistic about the company's long-term outlook and it remained a sizable, but smaller, position in the fund. Additionally, Irish drugmaker Elan, another big detractor, suffered after the company warned of lower profits for 2002 due to the delay of new products as well as concerns about its accounting practices.

Q. What's your outlook, Rick?

A. Toward the end of the period, I broadened the portfolio a bit through additional holdings to diversify the fund's risk. I made this decision because I wasn't fully convinced the global economy would expand significantly in the near term. If it doesn't, equity market volatility is likely to continue. If a company misses Wall Street's quarterly earnings estimate in this uncertain economic environment, its stock typically gets pummeled. Therefore, shareholders should expect that, outside of the individual largest positions that represent my strongest convictions, the fund's makeup is likely to remain a bit more diversified - unless economic conditions change for the better.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Fund number: 094

Trading symbol: FOSFX

Start date: December 4, 1984

Size: as of April 30, 2002, more than $3.6 billion

Manager: Richard Mace, since 1996; Fidelity Worldwide Fund, since 2001; Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Semiannual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Japan	26.8%
United States of America	18.2%
United Kingdom	15.7%
France	7.6%
Switzerland	7.3%
Netherlands	5.3%
Canada	4.5%
Germany	3.5%
Spain	1.9%
Other	9.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United States of America	22.7%
Japan	20.5%
United Kingdom	15.2%
France	7.8%
Switzerland	6.1%
Netherlands	5.7%
Germany	4.3%
Canada	3.3%
Taiwan	2.3%
Other	12.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	85.2	82.5
Bonds	0.0	1.3
Short-Term Investments and Net Other Assets	14.8	16.2
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Series B (France, Oil & Gas)	2.8	2.7
Nomura Holdings, Inc. (Japan, Diversified Financials)	2.5	1.5
Nikko Cordial Corp. (Japan, Diversified Financials)	2.5	1.5
Alcan, Inc. (Canada, Metals & Mining)	2.4	1.2
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.3	1.8
Daiwa Securities Group, Inc. (Japan, Diversified Financials)	2.2	0.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.1	3.8
Lloyds TSB Group PLC (United Kingdom, Banks)	1.9	2.3
BP PLC (United Kingdom, Oil & Gas)	1.8	0.0
BNP Paribas SA (France, Banks)	1.8	1.5
	22.3
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	19.3
Information Technology	13.2	16.1
Health Care	10.3	12.0
Energy	8.5	6.0
Consumer Discretionary	6.8	6.4
Materials	5.9	4.8
Telecommunication Services	5.1	9.3
Industrials	4.1	2.3
Consumer Staples	3.9	4.0
Utilities	0.0	0.3

Semiannual Report

Overseas

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 82.8%
	Shares	Value (Note 1)
Australia - 1.0%
BRL Hardy Ltd.	1,160,503	$ 6,060,141
News Corp. Ltd. sponsored ADR	1,306,200	28,945,392
QBE Insurance Group Ltd.	292,100	1,149,512
TOTAL AUSTRALIA		36,155,045
Bermuda - 0.0%
Tsakos Energy Navigation Ltd.	94,800	1,440,960
Canada - 4.5%
Alcan, Inc.	2,353,100	86,857,382
Barrick Gold Corp.	160,900	3,246,516
Canadian Natural Resources Ltd.	294,800	9,772,791
EnCana Corp.	243,300	7,646,749
Placer Dome, Inc.	248,300	2,952,183
Suncor Energy, Inc.	588,400	20,443,580
Talisman Energy, Inc.	763,100	32,594,479
TOTAL CANADA		163,513,680
Denmark - 0.2%
Novo-Nordisk AS Series B	244,100	7,155,323
Finland - 0.7%
Nokia Corp.	1,548,000	25,170,485
France - 7.6%
Aventis SA (France)	581,575	41,088,273
AXA SA	1,246,360	26,425,406
BNP Paribas SA	1,240,620	64,781,951
Pernod-Ricard	147,600	13,620,639
Sanofi-Synthelabo SA	268,700	17,187,749
Technip-Coflexip SA	35,200	4,962,742
TotalFinaElf SA Series B	684,910	103,709,073
Vivendi Universal SA	207,900	6,624,030
TOTAL FRANCE		278,399,863
Germany - 3.5%
Allianz AG (Reg.)	163,100	38,391,038
BASF AG	493,700	21,134,934
Deutsche Boerse AG	231,063	10,276,485
Deutsche Lufthansa AG (Reg.)	721,300	11,149,964
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	88,900	22,010,885
SAP AG	63,500	8,267,216
Schering AG	309,000	18,819,736
TOTAL GERMANY		130,050,258
Hong Kong - 1.6%
CNOOC Ltd.	6,778,500	8,952,129
Hutchison Whampoa Ltd.	4,670,300	41,019,547
Johnson Electric Holdings Ltd.	6,365,100	9,630,365
TOTAL HONG KONG		59,602,041
Ireland - 0.5%
Elan Corp. PLC sponsored ADR (a)	1,484,300	17,633,484

	Shares	Value (Note 1)
Italy - 1.1%
Telecom Italia Spa	3,072,370	$ 24,413,199
Unicredito Italiano Spa	3,770,900	17,500,922
TOTAL ITALY		41,914,121
Japan - 24.4%
Advantest Corp.	370,200	26,636,200
Canon, Inc.	859,000	33,380,739
Credit Saison Co. Ltd.	975,300	22,910,749
Daiwa Securities Group, Inc.	11,902,000	81,562,397
Fujitsu Ltd.	2,009,500	15,943,450
Hoya Corp.	77,800	5,785,376
Ito-Yokado Co. Ltd.	843,600	41,536,931
JAFCO Co. Ltd.	408,700	32,585,368
Japan Telecom Co. Ltd.	2,050	6,059,427
Konami Corp.	130,500	3,288,892
Kyocera Corp.	397,000	26,989,576
Matsushita Electric Industrial Co. Ltd.	858,800	11,636,740
Mitsubishi Electric Corp.	6,065,900	28,215,682
Mizuho Holdings, Inc.	3,540	7,379,589
Murata Manufacturing Co. Ltd.	432,600	27,357,171
NEC Corp.	1,500,000	11,551,026
Nikko Cordial Corp.	19,939,000	89,955,038
Nikon Corp.	1,678,000	21,888,658
Nintendo Co. Ltd.	24,500	3,430,305
Nippon Telegraph & Telephone Corp.	6,085	24,157,449
Nissan Motor Co. Ltd.	3,901,500	30,392,684
Nomura Holdings, Inc.	6,685,000	93,078,327
Omron Corp.	1,329,000	19,972,215
ORIX Corp.	603,100	49,961,223
Ricoh Co. Ltd.	344,000	6,408,525
Rohm Co. Ltd.	235,400	35,064,638
Sony Corp.	580,900	31,484,779
Sumitomo Electric Industries Ltd.	1,203,000	8,562,111
Takeda Chemical Industries Ltd.	913,100	39,916,163
Tokyo Electron Ltd.	383,100	27,534,567
Toshiba Corp.	4,624,000	21,544,617
Toyota Motor Corp.	322,600	8,844,079
TOTAL JAPAN		895,014,691
Korea (South) - 0.6%
Samsung Electronics Co. Ltd.	77,200	22,878,505
Mexico - 1.1%
Grupo Televisa SA de CV sponsored ADR (a)	450,400	20,358,080
Telefonos de Mexico SA de CV sponsored ADR	522,400	19,767,616
TOTAL MEXICO		40,125,696
Netherlands - 5.3%
Akzo Nobel NV	553,300	23,766,068
ASML Holding NV (a)	1,170,600	26,558,058
ING Groep NV (Certificaten Van Aandelen)	1,635,964	43,154,751
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
Koninklijke Philips Electronics NV	695,900	$ 21,470,798
Royal Dutch Petroleum Co. (Hague Registry)	354,100	18,505,267
STMicroelectronics NV (NY Shares)	193,900	5,970,181
Unilever NV (Certificaten Van Aandelen)	698,500	44,963,458
VNU NV	380,400	11,472,883
TOTAL NETHERLANDS		195,861,464
Norway - 0.5%
Norsk Hydro AS	186,200	9,155,671
Statoil ASA	1,116,700	9,494,619
TOTAL NORWAY		18,650,290
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	882,900	22,646,385
United Overseas Bank Ltd.	761,720	6,040,902
TOTAL SINGAPORE		28,687,287
South Africa - 0.1%
Gold Fields Ltd. sponsored ADR	178,500	2,159,850
Harmony Gold Mining Co. Ltd.	146,100	1,873,498
TOTAL SOUTH AFRICA		4,033,348
Spain - 1.9%
Altadis SA	520,100	10,975,687
Banco Popular Espanol SA (Reg.)	352,800	14,455,152
Banco Santander Central Hispano SA	2,667,516	24,688,085
Telefonica SA	1,680,246	17,971,179
TOTAL SPAIN		68,090,103
Switzerland - 7.3%
Credit Suisse Group (Reg.)	1,310,210	46,775,858
Nestle SA (Reg.)	210,295	49,791,657
Novartis AG (Reg.)	1,487,870	62,500,474
Roche Holding AG (participation certificate)	377,950	28,680,368
Swiss Reinsurance Co. (Reg.)	194,009	19,609,589
UBS AG (Reg.)	844,256	40,761,865
Zurich Financial Services AG	92,245	21,498,742
TOTAL SWITZERLAND		269,618,553
Taiwan - 1.0%
Siliconware Precision Industries Co. Ltd.	8,796,220	8,296,406
Taiwan Semiconductor Manufacturing Co. Ltd.	4,317,412	10,896,266
United Microelectronics Corp.	11,445,070	17,496,069
TOTAL TAIWAN		36,688,741

	Shares	Value (Note 1)
United Kingdom - 15.7%
Abbey National PLC	779,900	$ 12,400,593
Anglo American PLC ADR	253,500	3,967,275
AstraZeneca PLC (United Kingdom)	1,191,950	55,485,269
BAA PLC	625,100	5,876,084
BHP Billiton PLC	2,342,500	12,529,231
BP PLC	7,931,900	67,156,726
BT Group PLC (a)	2,639,100	9,896,643
Cable & Wireless PLC	3,055,900	8,061,140
Carlton Communications PLC	1,993,803	7,191,777
Diageo PLC	1,424,600	18,914,292
GlaxoSmithKline PLC	3,560,764	85,547,376
HBOS PLC	419,300	5,084,251
HSBC Holdings PLC (United Kingdom) (Reg.)	2,289,500	27,478,568
Lloyds TSB Group PLC	6,177,400	71,033,218
Logica PLC	974,700	4,510,176
Old Mutual PLC	3,787,500	6,044,293
Prudential PLC	1,538,300	16,366,004
Reed Elsevier PLC	1,027,300	10,061,097
Rio Tinto PLC (Reg.)	1,373,300	25,518,455
Shell Transport & Trading Co. PLC (Reg.)	2,604,000	18,727,113
Smith & Nephew PLC	840,800	4,785,116
Vodafone Group PLC	47,847,403	77,512,894
WPP Group PLC	1,110,500	11,782,263
Xstrata PLC (a)	664,100	9,078,521
TOTAL UNITED KINGDOM		575,008,375
United States of America - 3.4%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	831,400	14,765,664
Micron Technology, Inc. (a)	2,390,374	56,651,864
Newmont Mining Corp.	60,800	1,733,408
Noble Drilling Corp. (a)	122,500	5,310,375
Tyco International Ltd.	2,420,300	44,654,535
TOTAL UNITED STATES OF AMERICA		123,115,846
TOTAL COMMON STOCKS (Cost $2,884,808,414)		3,038,808,159
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (a) (Cost $6,065,312)	437,580	1,527,154
Government Obligations - 0.2%
Principal Amount
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.74% to 1.77% 5/30/02 to 7/5/02 (c) (Cost $8,223,929)	$ 8,250,000	8,224,688
Money Market Funds - 15.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	544,203,039	$ 544,203,039
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	30,551,006	30,551,006
TOTAL MONEY MARKET FUNDS (Cost $574,754,045)		574,754,045
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $3,473,851,700)		3,623,314,046
NET OTHER ASSETS - 1.3%		46,901,705
NET ASSETS - 100%		$ 3,670,215,751
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
1,524 Nikkei 225 Index Contracts (Japan)	June 2002	$ 88,544,400	$ 2,543,556
The face value of futures purchased as a percentage of net assets - 2.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,075,148.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,308,146,704 and $1,295,508,982, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $15,928,677, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,953 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $27,410,850.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $3,499,980,353. Net unrealized appreciation aggregated $123,333,693, of which $481,542,584 related to appreciated investment securities and $358,208,891 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $610,809,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $56,716,734) (cost $3,473,851,700) - See accompanying schedule		$ 3,623,314,046
Foreign currency held at value (cost $84,505,452)		84,647,628
Receivable for investments sold		26,021,804
Receivable for fund shares sold		5,001,493
Dividends receivable		9,462,986
Interest receivable		820,783
Redemption fees receivable		142
Receivable for daily variation on futures contracts		1,066,800
Other receivables		137,366
Total assets		3,750,473,048
Liabilities
Payable for investments purchased	$ 43,534,977
Payable for fund shares redeemed	2,277,614
Accrued management fee	2,721,997
Other payables and accrued expenses	1,171,703
Collateral on securities loaned, at value	30,551,006
Total liabilities		80,257,297
Net Assets		$ 3,670,215,751
Net Assets consist of:
Paid in capital		$ 4,283,453,880
Distributions in excess of net investment income		(12,464,242)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(753,041,394)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		152,267,507
Net Assets, for 131,459,368 shares outstanding		$ 3,670,215,751
Net Asset Value, offering price and redemption price per share ($3,670,215,751 ÷ 131,459,368 shares)		$ 27.92

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 17,483,018
Interest		4,701,340
Security lending		261,378
		22,445,736
Less foreign taxes withheld		(2,143,937)
Total income		20,301,799
Expenses
Management fee Basic fee	$ 12,904,245
Performance adjustment	2,928,485
Transfer agent fees	5,003,905
Accounting and security lending fees	718,122
Non-interested trustees' compensation	11,081
Custodian fees and expenses	490,123
Registration fees	23,113
Audit	116,736
Legal	17,652
Miscellaneous	25,618
Total expenses before reductions	22,239,080
Expense reductions	(694,157)	21,544,923
Net investment income (loss)		(1,243,124)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(88,928,411)
Foreign currency transactions	(2,331,884)
Futures contracts	7,045,807
Total net realized gain (loss)		(84,214,488)
Change in net unrealized appreciation (depreciation) on: Investment securities	339,000,347
Assets and liabilities in foreign currencies	1,397,296
Futures contracts	1,733,477
Total change in net unrealized appreciation (depreciation)		342,131,120
Net gain (loss)		257,916,632
Net increase (decrease) in net assets resulting from operations		$ 256,673,508

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,243,124)	$ 25,810,814
Net realized gain (loss)	(84,214,488)	(605,608,180)
Change in net unrealized appreciation (depreciation)	342,131,120	(699,649,715)
Net increase (decrease) in net assets resulting from operations	256,673,508	(1,279,447,081)
Distributions to shareholders from net investment income	-	(102,732,500)
Distributions to shareholders from net realized gain	-	(492,264,836)
Total distributions	-	(594,997,336)
Share transactions Net proceeds from sales of shares	500,506,749	920,722,728
Reinvestment of distributions	-	574,405,345
Cost of shares redeemed	(479,812,425)	(1,087,272,594)
Net increase (decrease) in net assets resulting from share transactions	20,694,324	407,855,479
Redemption fees	107,913	456,612
Total increase (decrease) in net assets	277,475,745	(1,466,132,326)
Net Assets
Beginning of period	3,392,740,006	4,858,872,332
End of period (including distributions in excess of net investment income of $12,464,242 and distributions in excess of net investment income of $11,221,118, respectively)	$ 3,670,215,751	$ 3,392,740,006
Other Information Shares
Sold	18,444,667	29,086,896
Issued in reinvestment of distributions	-	16,244,490
Redeemed	(17,593,528)	(34,055,875)
Net increase (decrease)	851,139	11,275,511

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.98	$ 40.72	$ 42.84	$ 33.95	$ 34.12	$ 31.08
Income from Investment Operations
Net investment income (loss) D	(.01)	.20	.25 F	.32	.29	.43
Net realized and unrealized gain (loss)	1.95	(9.96)	.71	9.28	1.22	4.61
Total from investment operations	1.94	(9.76)	.96	9.60	1.51	5.04
Distributions from net investment income	-	(.86)	(.45)	(.20)	(.34)	(.37)
Distributions from net realized gain	-	(4.12)	(2.63)	(.51)	(1.34)	(1.63)
Total distributions	-	(4.98)	(3.08)	(.71)	(1.68)	(2.00)
Redemption fees added to paid in capital D	-	-	-	-	-	-
Net asset value, end of period	$ 27.92	$ 25.98	$ 40.72	$ 42.84	$ 33.95	$ 34.12
Total Return B, C	7.47%	(27.21)%	1.78%	28.77%	4.60%	17.03%
Ratios to Average Net Assets E
Expenses before expense reductions	1.26% A	1.18%	1.19%	1.27%	1.26%	1.23%
Expenses net of voluntary waivers, if any	1.26% A	1.18%	1.19%	1.27%	1.26%	1.23%
Expenses net of all reductions	1.22% A	1.12%	1.16%	1.23%	1.24%	1.20%
Net investment income (loss)	(.07)% A	.63%	.55%	.85%	.82%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,670,216	$ 3,392,740	$ 4,858,872	$ 4,482,044	$ 3,603,342	$ 3,777,452
Portfolio turnover rate	86% A	95%	132%	85%	69%	68%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F Investment income per share reflects a special dividend which amounted to $.08 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Worldwide

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	8.16%	-4.33%	31.58%	141.31%
MSCI World	3.45%	-13.71%	21.75%	126.37%
Global Funds Average	5.57%	-11.91%	29.57%	124.29%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World (MSCI) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2002, the index included over 1,500 equity securities of companies domiciled in 23 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 335 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-4.33%	5.64%	9.21%
MSCI World	-13.71%	4.02%	8.51%
Global Funds Average	-11.91%	4.96%	7.99%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $24,131 - a 141.31% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,637 - a 126.37% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Worldwide

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with Rick Mace (right), Lead Portfolio Manager of Fidelity Worldwide Fund, and Brian Hogan (left), who became manager of the fund's U.S. equity subportfolio on March 1, 2002.

Q. How did the fund perform, Rick?

R.M. For the six-month period ending April 30, 2002, the fund returned 8.16%. The Morgan Stanley Capital International (MSCI) World Index - a broad measure of stock performance around the world - returned 3.45% during that time frame, while the global funds average as tracked by Lipper Inc. rose 5.57%. For the 12-month period ending April 30, 2002, the fund declined 4.33%, while the MSCI World index and the Lipper peer group average fell 13.71% and 11.91%, respectively.

Q. What factors led to the fund's strong performance during the past six months?

R.M. We positioned the fund with a higher exposure to economically sensitive stocks that could benefit from a stabilization or upturn in the slowing global economic environment. Fortunately, we were rewarded when new economic data in the U.S. and other countries began to show some signs of economic stabilization, causing stocks that typically move higher six-to-nine months in advance of an actual recovery - known as cyclicals - to rally. Specifically, our good stock selection and an overweighting of cyclicals in the technology and consumer discretionary sectors provided the biggest boosts to the fund's relative return. Additionally, significantly underweighting telecommunications stocks - the majority of which declined sharply around the world due to poor industry-related fundamentals - was another positive factor.

Q. What were your other investment themes and how did each work out?

R.M. I reduced the fund's holdings in a number of Asian semiconductor stocks, such as South Korea's Samsung Electronics and Taiwan's United Microelectronics, to lock in profits. Semiconductor unit prices rose sharply, and stock prices followed on indications of a global economic recovery and expectations for an upturn in corporate capital spending. The broad-based nature of the cyclical rebound also benefited our holdings in French beverage producer Pernod-Ricard, Japanese brokerage Daiwa Securities, Japanese auto manufacturer Nissan, French bank BNP Paribas, U.K.-based British Airways and U.K. newspaper publisher Trinity Mirror. On the down side, overweighting U.S. stocks hindered the fund's performance, as U.S. issues generally underperformed their overseas counterparts. Specifically, our positions in lackluster U.S. pharmaceutical companies that suffered from regulatory disappointments and industry profit concerns, such as Bristol-Myers Squibb and Pfizer, held back our return.

Q. Turning to you, Brian, can you explain your strategy for the fund's U.S. holdings since taking over on March 1?

B.H. I typically look for stocks with strong earnings growth, but with an eye on valuation. In terms of positioning, I made some changes in anticipation of a better economic backdrop this year. First, I added a number of undervalued companies, such as investment banking firm Lehman Brothers, that had good operating leverage - meaning they had reduced costs and were well positioned to benefit from an improving economy. Additionally, I cut the fund's overweighting in U.S. health care stocks, namely large positions in Cardinal Health and Bristol-Myers Squibb, because I felt the sector's earnings growth was slowing, making it less attractive than other areas. I redeployed some of the fund's assets into other, more-aggressive areas - outside of technology - that I felt had stronger growth potential in an improving economy, such as financial services giant J.P. Morgan Chase, building materials producer Masco, industrial conglomerate General Electric and analytic instrumentation firm PerkinElmer. In some cases, including GE and Perkin-
Elmer, this strategy hurt fund performance as the stocks declined during the two-month equity market downturn between March 1 and April 30. But I held onto these stocks and, in some cases, bought more of them because they became significantly undervalued, providing the fund a rare opportunity to own premier companies at a discount to the S&P 500 index.

Q. Rick, what's your outlook for the next six months?

R.M. I'm trying to anticipate what the economies and equity markets around the world will look like in six months, based on economic data and business fundamentals. Our current analysis suggests that the global economy is improving and may be significantly stronger in six months. One area I'm paying close attention to is telecommunications, a sector that is out of favor and inexpensive due to its poor fundamentals. I'm trying to evaluate whether that environment could change, and when it might do so.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide growth of capital by investing mainly in common stocks from around the world

Fund number: 318

Trading symbol: FWWFX

Start date: May 30, 1990

Size: as of April 30, 2002, more than $804 million

Managers: Richard Mace, since 2001; manager, Fidelity Overseas Fund and Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987; Brian Hogan, since March 2002; co-director, Fidelity's U.S. equity research, 2001-2002; manager and subportfolio manager, several Fidelity domestic and international funds, since 1997; joined Fidelity in 1994

3

Semiannual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
United States of America	64.8%
Japan	8.5%
United Kingdom	7.2%
France	5.2%
Germany	2.3%
Netherlands	1.8%
Italy	1.6%
Switzerland	1.5%
Taiwan	1.3%
Other	5.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United States of America	65.1%
Japan	8.7%
United Kingdom	7.0%
France	4.4%
Germany	2.2%
Netherlands	1.9%
Spain	1.6%
Switzerland	1.5%
Hong Kong	1.4%
Other	6.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.9	90.3
Bonds	0.0	1.3
Short-Term Investments and Net Other Assets	7.1	8.4
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America, Industrial Conglomerates)	2.3	0.0
Microsoft Corp. (United States of America, Software)	2.0	3.9
American International Group, Inc. (United States of America, Insurance)	1.5	0.0
The Coca-Cola Co. (United States of America, Beverages)	1.3	1.6
Johnson & Johnson (United States of America, Pharmaceuticals)	1.3	0.0
Lockheed Martin Corp. (United States of America, Aerospace & Defense)	1.3	1.0
Pfizer, Inc. (United States of America, Pharmaceuticals)	1.2	3.5
TotalFinaElf SA Series B (France, Oil & Gas)	1.2	0.9
Pernod-Ricard (France, Beverages)	1.1	0.5
Masco Corp. (United States of America, Building Products)	1.0	0.0
	14.2
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.3	13.0
Consumer Discretionary	16.4	15.1
Information Technology	13.8	17.4
Industrials	13.2	6.5
Health Care	11.3	17.5
Consumer Staples	8.4	9.2
Energy	5.7	5.0
Telecommunication Services	2.2	3.5
Materials	2.1	2.9
Utilities	0.5	0.2

Semiannual Report

Worldwide

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
Australia - 0.2%
News Corp. Ltd. ADR	51,100	$ 1,348,018
Austria - 0.1%
VA Technologie AG	36,100	1,102,103
Belgium - 0.2%
D'ieteren SA	3,200	639,573
KBC Bancassurance Holding NV	24,500	883,617
TOTAL BELGIUM		1,523,190
Bermuda - 0.1%
Tsakos Energy Navigation Ltd.	30,000	456,000
Canada - 0.5%
Canadian Natural Resources Ltd.	45,400	1,505,036
Talisman Energy, Inc.	66,000	2,819,074
TOTAL CANADA		4,324,110
Croatia - 0.0%
Pliva D.D. unit	11,600	165,880
Denmark - 0.1%
Danske Bank AS	59,400	1,072,059
Finland - 0.1%
Instrumentarium Oyj	36,900	956,767
France - 5.2%
Aventis SA (France)	24,100	1,702,665
BIC Ste	29,900	1,168,283
BNP Paribas SA	83,570	4,363,808
Castorama Dubois Investissements SA	19,300	1,073,824
Christian Dior SA	23,500	946,778
Clarins SA	28,200	1,712,452
Club Mediterranee SA (a)	40,900	1,652,583
CNP Assurances	29,200	1,077,576
ILOG SA sponsored ADR (a)	86,500	906,520
Pernod-Ricard	93,800	8,655,934
Sanofi-Synthelabo SA	19,080	1,220,477
SEB SA	75,200	6,110,156
Technip-Coflexip SA	5,200	733,132
TotalFinaElf SA Series B	64,137	9,711,624
Valeo SA	13,100	560,212
TOTAL FRANCE		41,596,024
Germany - 2.2%
Adidas-Salomon AG	7,500	507,769
Allianz AG (Reg.)	8,800	2,071,374
Deutsche Boerse AG	34,317	1,526,242
Deutsche Lufthansa AG (Reg.)	164,300	2,539,774
Douglas Holding AG	22,300	536,851
Fraport AG Frankfurt Airport Services Worldwide	21,770	487,244
Gehe AG	38,300	1,603,389
Hochtief AG	25,300	547,801
Infineon Technologies AG	39,900	725,624
Karstadt Quelle AG	52,200	1,586,104

	Shares	Value (Note 1)
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	10,100	$ 2,500,674
Schering AG	23,300	1,419,093
Sixt AG	48,500	610,867
Zapf Creation AG	32,000	718,511
TOTAL GERMANY		17,381,317
Hong Kong - 1.0%
China Mobile (Hong Kong) Ltd. (a)	961,500	3,194,103
CNOOC Ltd.	1,200,000	1,584,798
Hutchison Whampoa Ltd.	333,000	2,924,761
TOTAL HONG KONG		7,703,662
Ireland - 0.6%
Fyffes PLC (Ireland)	1,385,800	1,684,308
Independent News & Media PLC (Ireland)	645,000	1,219,456
Waterford Wedgwood PLC unit	2,796,600	1,812,801
TOTAL IRELAND		4,716,565
Italy - 1.6%
Banca Nazionale del Lavoro (BNL)	2,156,000	4,899,202
Banca Popolare di Verona	112,700	1,399,186
Banca Populare di Novara	118,600	888,373
Benetton Group Spa sponsored ADR	111,000	3,124,650
Bulgari Spa	111,400	865,532
Cassa Di Risparmio Di Firenze	893,800	1,102,423
Davide Campari-Milano Spa	22,000	703,729
TOTAL ITALY		12,983,095
Japan - 8.5%
Canon, Inc.	28,000	1,088,080
Credit Saison Co. Ltd.	100,400	2,358,494
Daiwa Securities Group, Inc.	727,000	4,982,008
Fujitsu Ltd.	121,000	960,019
Hoya Corp.	18,000	1,338,519
Ito-Yokado Co. Ltd.	43,000	2,117,221
JAFCO Co. Ltd.	38,600	3,077,551
Japan Telecom Co. Ltd.	263	777,380
Kyocera Corp.	20,000	1,359,676
Mitsumi Electric Co. Ltd.	89,000	1,488,410
Mizuho Holdings, Inc.	1,334	2,780,896
Murata Manufacturing Co. Ltd.	27,700	1,751,719
NEC Corp.	167,000	1,286,014
Nichicon Corp.	115,000	1,532,320
Nikko Cordial Corp.	818,000	3,690,417
Nikon Corp.	62,000	808,759
Nintendo Co. Ltd.	10,000	1,400,124
Nippon Telegraph & Telephone Corp.	342	1,357,740
Nissan Motor Co. Ltd.	356,000	2,773,240
Nomura Holdings, Inc.	375,000	5,221,297
NTT DoCoMo, Inc. (a)	400	1,017,424
Omron Corp.	85,000	1,277,380
ORIX Corp.	48,600	4,026,058
Ricoh Co. Ltd.	51,000	950,101
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Rohm Co. Ltd.	13,300	$ 1,981,137
Shin-Etsu Chemical Co. Ltd.	21,000	864,110
Sony Corp.	66,000	3,577,200
Stanley Electric Co. Ltd.	188,000	1,655,383
Sumitomo Electric Industries Ltd.	75,000	533,797
Takeda Chemical Industries Ltd.	100,000	4,371,500
Tokyo Electron Ltd.	14,000	1,006,223
Toyota Motor Corp.	58,500	1,603,777
UMC Japan (a)	158	1,745,177
Yokogawa Electric Corp.	158,000	1,310,112
TOTAL JAPAN		68,069,263
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	13,420	3,977,067
Luxembourg - 0.1%
Stolt Offshore SA (a)	62,300	548,220
Thiel Logistik AG (a)	38,800	412,193
TOTAL LUXEMBOURG		960,413
Netherlands - 1.8%
Gamma Holding NV	17,700	612,553
Hunter Douglas NV	105,000	3,497,666
ING Groep NV (Certificaten Van Aandelen)	104,600	2,759,221
Koninklijke KPN NV	47,500	215,104
Koninklijke Philips Electronics NV	40,308	1,243,634
Randstad Holdings NV	43,900	608,657
Royal Dutch Petroleum Co.:
(Hague Registry)	16,800	877,968
(NY Shares)	42,600	2,226,276
Samas Groep NV (Certificaten Van Aandelen)	77,000	589,246
Van der Moolen Holding NV sponsored ADR (a)	42,200	966,380
Vopak NV	31,400	593,658
Wegener NV	55,000	465,950
TOTAL NETHERLANDS		14,656,313
Norway - 0.2%
Bergesen dy ASA (A Shares)	30,200	632,055
Schibsted AS (B Shares)	51,100	556,003
TOTAL NORWAY		1,188,058
Singapore - 0.4%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	43,700	1,120,905
Singapore Press Holdings Ltd.	78,000	966,543
United Overseas Bank Ltd.	175,536	1,392,107
TOTAL SINGAPORE		3,479,555
South Africa - 0.2%
Harmony Gold Mining Co. Ltd.	148,900	1,909,404

	Shares	Value (Note 1)
Spain - 1.2%
Altadis SA	159,500	$ 3,365,934
Banco Santander Central Hispano SA	263,100	2,435,013
Campofrio Alimentacion SA	78,400	847,002
Campofrio Alimentacion SA rights 5/15/02 (a)	78,400	86,818
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	167,400	1,128,820
Cortefiel SA	91,100	539,674
Sol Melia SA	132,700	985,626
TOTAL SPAIN		9,388,887
Sweden - 0.3%
Electrolux AB (B Shares)	121,900	2,032,419
Switzerland - 1.5%
Alcon, Inc.	30,000	1,039,500
Barry Callebaut AG	6,502	695,380
Credit Suisse Group (Reg.)	50,035	1,786,301
Forbo Holding AG (Reg.)	3,276	1,032,864
Kuoni Reisen Holding AG Class B (Reg.)	2,302	747,125
Novartis AG (Reg.)	67,460	2,833,770
PubliGroupe SA (Reg.)	2,343	590,240
Roche Holding AG (participation certificate)	25,582	1,941,265
Saurer AG (Reg.)	41,297	1,016,086
Sulzer AG (Reg.)	3,253	652,571
TOTAL SWITZERLAND		12,335,102
Taiwan - 1.3%
Siliconware Precision Industries Co. Ltd.	1,247,866	1,176,960
Taiwan Semiconductor Manufacturing Co. Ltd.	1,926,184	4,861,295
United Microelectronics Corp.	3,079,900	4,708,240
TOTAL TAIWAN		10,746,495
United Kingdom - 7.2%
3i Group PLC	513,900	5,182,788
Aberdeen Asset Management PLC	153,800	558,129
Autonomy Corp. PLC (a)	110,800	585,768
Avis Europe PLC	287,600	878,116
Bodycote International PLC	167,300	555,916
British Airways PLC	1,760,400	6,061,246
Carlton Communications PLC	520,800	1,878,559
Cordiant Communications Group PLC	635,900	871,155
De Vere Group PLC	107,400	588,924
Diageo PLC	419,500	5,569,665
EGG PLC (a)	240,100	612,363
GlaxoSmithKline PLC	94,000	2,258,351
GlaxoSmithKline PLC sponsored ADR	54,828	2,634,485
Johnston Press PLC	134,600	759,163
Lex Service PLC	70,900	546,614
Lloyds TSB Group PLC	388,300	4,465,017
Lonmin PLC	34,904	594,151
Morgan Crucible Co. PLC	190,700	504,436
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Pizzaexpress PLC	65,400	$ 641,463
Prudential PLC	165,300	1,758,630
Shanks Group PLC	406,500	1,018,985
SkyePharma PLC (a)	546,800	585,726
SMG PLC	642,700	1,461,207
Somerfield PLC (a)	879,400	1,730,211
Sportingbet PLC (a)	288,600	447,945
St. James's Place Capital PLC	133,400	515,205
Sygen International PLC (a)	655,855	487,480
Thistle Hotels PLC	261,400	531,445
Trinity Mirror PLC	978,800	6,725,962
Unilever PLC	655,400	5,988,720
W.H. Smith PLC	155,200	1,013,324
Xstrata PLC (a)	12,200	166,779
TOTAL UNITED KINGDOM		58,177,928
United States of America - 57.7%
3M Co.	10,000	1,258,000
Abbott Laboratories	87,100	4,699,045
Abercrombie & Fitch Co. Class A (a)	10,800	324,000
Adelphia Communications Corp. Class A	95,000	571,900
Adobe Systems, Inc.	53,900	2,153,844
Advanced Fibre Communication, Inc. (a)	20,000	354,800
AES Corp. (a)	175,000	1,403,500
AFLAC, Inc.	107,800	3,223,220
Agilent Technologies, Inc. (a)	106,700	3,206,335
Albany International Corp. Class A	56,900	1,432,742
Albertson's, Inc.	55,000	1,844,700
Alliance Capital Management Holding LP	10,000	460,100
Allstate Corp.	27,400	1,088,876
Alpharma, Inc. Class A	160,000	2,736,000
American Axle & Manufacturing Holdings, Inc. (a)	10,000	330,000
American Eagle Outfitters, Inc. (a)	20,600	523,858
American Express Co.	40,000	1,640,400
American International Group, Inc.	168,600	11,653,632
American Standard Companies, Inc. (a)	15,300	1,142,910
American Water Works, Inc.	13,500	589,950
Analog Devices, Inc. (a)	47,900	1,770,384
Andrx Group (a)	20,000	904,400
AOL Time Warner, Inc. (a)	270,300	5,141,106
Apartment Investment & Management Co. Class A	24,900	1,222,590
Apple Computer, Inc. (a)	18,800	456,276
Applied Materials, Inc. (a)	25,000	608,000
AT&T Corp.	315,900	4,144,608
AutoNation, Inc. (a)	17,500	280,000
Avnet, Inc.	40,340	1,033,511
Avon Products, Inc.	58,869	3,287,834
Baker Hughes, Inc.	42,100	1,586,328
Bank of America Corp.	103,700	7,516,176
Bank of Hawaii Corp.	29,500	840,160
Bank One Corp.	120,000	4,904,400

	Shares	Value (Note 1)
Barr Laboratories, Inc. (a)	23,100	$ 1,539,615
Bear Stearns Companies, Inc.	15,000	929,100
Best Buy Co., Inc. (a)	39,100	2,907,085
BJ Services Co. (a)	40,000	1,469,600
Boeing Co.	10,000	446,000
Boston Scientific Corp. (a)	10,000	249,200
Bristol-Myers Squibb Co.	46,772	1,347,034
Burlington Resources, Inc.	5,000	222,150
C.H. Robinson Worldwide, Inc.	8,600	270,642
Cabot Microelectronics Corp. (a)	30,000	1,467,000
Cardinal Health, Inc.	35,050	2,427,213
Cendant Corp. (a)	58,700	1,056,013
Centex Corp.	11,400	641,820
Charles Schwab Corp.	105,400	1,200,506
ChevronTexaco Corp.	75,700	6,563,947
Cintas Corp.	17,100	885,267
Circuit City Stores, Inc. - Circuit City Group	30,000	646,800
Clear Channel Communications, Inc. (a)	93,100	4,371,045
Comcast Corp. Class A (special) (a)	69,700	1,864,475
Computer Associates International, Inc.	67,000	1,246,200
Compuware Corp. (a)	126,600	992,544
Conoco, Inc.	104,400	2,928,420
Cooper Cameron Corp. (a)	580	31,807
Costco Wholesale Corp. (a)	27,700	1,113,540
Cox Communications, Inc. Class A (a)	27,000	901,530
CVS Corp.	10,000	334,800
Danaher Corp.	18,500	1,324,230
Dell Computer Corp. (a)	180,000	4,741,200
Delta Air Lines, Inc.	80,600	2,233,426
Devon Energy Corp.	5,000	246,550
Dole Food Co., Inc.	11,000	365,970
Duke Realty Corp.	5,200	136,760
DuPont Photomasks, Inc. (a)	5,000	194,900
E.W. Scripps Co. Class A	700	55,783
Ecolab, Inc.	33,000	1,449,030
Eli Lilly & Co.	44,000	2,906,200
EMC Corp. (a)	75,000	685,500
ENSCO International, Inc.	62,800	2,120,128
Exult, Inc. (a)	25,000	218,250
Fairchild Semiconductor International, Inc. Class A (a)	67,500	1,818,450
Fannie Mae	72,200	5,698,746
Farmer Mac Class C (non-vtg.) (a)	25,000	942,750
Ferro Corp.	2,400	67,968
Fifth Third Bancorp	38,000	2,606,420
First Data Corp.	32,100	2,551,629
FirstEnergy Corp.	58,200	1,938,060
FleetBoston Financial Corp.	35,000	1,235,500
Fluor Corp.	30,000	1,239,900
Forest Laboratories, Inc. (a)	23,900	1,843,646
Freddie Mac	93,100	6,084,085
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	105,900	1,880,784
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Furniture Brands International, Inc. (a)	21,600	$ 881,928
Gap, Inc.	110,000	1,552,100
Gemstar-TV Guide International, Inc. (a)	128,200	1,148,672
General Electric Co.	580,000	18,299,008
General Motors Corp.	50,000	3,207,500
Gillette Co.	199,900	7,092,452
Guidant Corp. (a)	12,400	466,240
Hartford Financial Services Group, Inc.	15,000	1,039,500
HCA, Inc.	25,000	1,194,750
HealthSouth Corp. (a)	56,400	851,640
Hewlett-Packard Co.	45,000	769,500
Hilton Hotels Corp.	169,100	2,766,476
Home Depot, Inc.	20,000	927,400
Honeywell International, Inc.	60,000	2,200,800
ICOS Corp. (a)	8,000	206,080
Illinois Tool Works, Inc.	16,400	1,182,440
IMC Global, Inc.	29,500	371,700
Ingersoll-Rand Co. Ltd. Class A	23,900	1,193,805
Intel Corp.	213,500	6,108,235
International Rectifier Corp. (a)	10,000	461,200
Invitrogen Corp. (a)	20,000	693,600
J.P. Morgan Chase & Co.	200,000	7,020,000
JCPenney Co., Inc.	45,500	989,170
Johnson & Johnson	159,100	10,160,126
Kohls Corp. (a)	27,600	2,034,120
Lafarge North America, Inc.	20,062	878,314
Lehman Brothers Holdings, Inc.	105,000	6,195,000
Liberty Media Corp. Class A (a)	74,300	795,010
Linear Technology Corp.	5,000	194,300
Lockheed Martin Corp.	161,000	10,126,900
Lowe's Companies, Inc.	56,600	2,393,614
LSI Logic Corp. (a)	80,000	1,028,000
Lucent Technologies, Inc.	201,600	927,360
Lyondell Chemical Co.	68,400	1,010,952
Mandalay Resort Group (a)	17,600	631,136
Manpower, Inc.	131,700	5,300,925
Masco Corp.	271,600	7,631,960
Massey Energy Corp.	48,000	717,600
Maytag Corp.	29,140	1,344,811
McCormick & Co., Inc. (non-vtg.)	26,600	682,024
McDonald's Corp.	136,000	3,862,400
McKesson Corp.	29,000	1,171,310
Medtronic, Inc.	52,400	2,341,756
Merck & Co., Inc.	78,200	4,249,388
Meredith Corp.	25,800	1,104,756
Merrill Lynch & Co., Inc.	72,000	3,019,680
MetLife, Inc.	81,100	2,768,754
Metris Companies, Inc.	20,000	260,800
Mettler-Toledo International, Inc. (a)	21,300	818,985
Micron Technology, Inc. (a)	22,600	535,620
Microsoft Corp. (a)	307,800	16,085,628
Mohawk Industries, Inc. (a)	32,126	2,066,666

	Shares	Value (Note 1)
Monsanto Co.	5,000	$ 154,000
Morgan Stanley Dean Witter & Co.	57,000	2,720,040
Motorola, Inc.	185,000	2,849,000
Murphy Oil Corp.	5,000	471,750
Mylan Laboratories, Inc.	25,300	669,944
National Semiconductor Corp. (a)	32,300	1,018,096
National-Oilwell, Inc. (a)	62,900	1,671,253
NCR Corp. (a)	15,600	606,216
Network Associates, Inc. (a)	13,300	236,075
Newmont Mining Corp.	25,000	712,750
Noble Drilling Corp. (a)	57,100	2,475,285
Northrop Grumman Corp.	19,600	2,364,936
Northwest Airlines Corp. (a)	64,100	1,182,004
NVIDIA Corp. (a)	91,200	3,174,672
Old Republic International Corp.	22,000	731,060
Omnicom Group, Inc.	16,500	1,439,460
Outback Steakhouse, Inc. (a)	15,000	526,050
Overture Services, Inc. (a)	70,000	2,393,300
Owens-Illinois, Inc. (a)	48,200	772,164
Pacific Sunwear of California, Inc. (a)	33,300	831,834
Pactiv Corp. (a)	40,000	826,800
Pall Corp.	35,000	728,000
Paychex, Inc.	52,100	1,944,893
Pepsi Bottling Group, Inc.	30,400	870,656
PepsiCo, Inc.	72,600	3,767,940
PerkinElmer, Inc.	323,700	4,143,360
Perrigo Co. (a)	11,000	137,280
Pfizer, Inc.	269,501	9,796,361
Phelps Dodge Corp.	30,100	1,077,580
Philip Morris Companies, Inc.	88,400	4,811,612
PolyOne Corp.	55,500	673,770
Praxair, Inc.	10,000	571,000
Procter & Gamble Co.	17,200	1,552,472
Qwest Communications International, Inc.	610,000	3,068,300
Radio One, Inc.:
Class A (a)	15,000	336,000
Class D (non-vtg.) (a)	15,000	321,000
Rite Aid Corp. (a)	45,500	144,235
Robert Half International, Inc. (a)	4,800	126,048
Ryerson Tull, Inc.	50,300	591,025
Schering-Plough Corp.	106,000	2,893,800
Sealed Air Corp. (a)	49,600	2,215,632
Semtech Corp. (a)	20,800	665,184
SICOR, Inc. (a)	33,000	584,760
Sonic Automotive, Inc. Class A (a)	60,500	2,326,225
Southwest Airlines Co.	40,000	728,400
Sovereign Bancorp, Inc.	115,100	1,660,893
SPX Corp. (a)	6,000	807,900
St. Jude Medical, Inc. (a)	10,000	832,100
Starwood Hotels & Resorts Worldwide, Inc. unit	65,100	2,460,780
Station Casinos, Inc. (a)	10,500	194,250
Steinway Musical Instruments, Inc. (a)	10,000	224,000
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Stilwell Financial, Inc.	5,000	$ 106,800
StorageNetworks, Inc. (a)	115,000	334,535
Stryker Corp.	35,000	1,872,850
Synovus Financial Corp.	14,800	400,192
Sysco Corp.	16,800	487,368
Take-Two Interactive Software, Inc. (a)	75,400	1,892,540
Tenet Healthcare Corp. (a)	37,000	2,714,690
Texas Instruments, Inc.	63,000	1,948,590
The Coca-Cola Co.	186,200	10,335,962
Thermo Electron Corp.	65,000	1,228,500
Thoratec Corp. (a)	70,000	574,700
Tribune Co.	24,500	1,082,165
Trigon Healthcare, Inc. (a)	20,500	2,063,530
Tyco International Ltd.	404,600	7,464,870
UAL Corp.	115,000	1,620,350
Union Pacific Corp.	14,900	846,320
Valero Energy Corp.	26,900	1,161,004
Varian Medical Systems, Inc. (a)	25,000	1,083,750
Verizon Communications, Inc.	110,000	4,412,100
Viacom, Inc. Class B (non-vtg.) (a)	51,600	2,430,360
Viad Corp.	120,389	3,669,457
Wachovia Corp.	194,710	7,406,768
Wal-Mart Stores, Inc.	111,800	6,245,148
Waters Corp. (a)	142,600	3,843,070
Weatherford International, Inc. (a)	99,700	4,972,039
Wendy's International, Inc.	15,000	561,000
Whirlpool Corp.	18,000	1,349,100
Whole Foods Market, Inc. (a)	11,000	514,360
Wyeth	81,700	4,656,900
Yahoo!, Inc. (a)	55,700	822,132
Zimmer Holdings, Inc. (a)	1,900	65,949
TOTAL UNITED STATES OF AMERICA		464,184,138
TOTAL COMMON STOCKS (Cost $722,647,415)		746,433,832
Nonconvertible Preferred Stocks - 0.1%

Germany - 0.1%
Escada AG (non-vtg.) (Cost $445,492)	28,000	605,002
Money Market Funds - 6.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	47,109,277	$ 47,109,277
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	2,281,190	2,281,190
TOTAL MONEY MARKET FUNDS (Cost $49,390,467)		49,390,467
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $772,483,374)		796,429,301
NET OTHER ASSETS - 1.0%		7,927,253
NET ASSETS - 100%		$ 804,356,554
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $541,216,979 and $532,372,905, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $3,331,488, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,664 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $3,175,510.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $773,992,125. Net unrealized appreciation aggregated $22,437,176, of which $87,299,373 related to appreciated investment securities and $64,862,197 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $68,264,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,500,140) (cost $772,483,374) - See accompanying schedule		$ 796,429,301
Foreign currency held at value (cost $4,964,718)		4,879,658
Receivable for investments sold		13,036,646
Receivable for fund shares sold		800,213
Dividends receivable		1,429,340
Interest receivable		61,162
Redemption fees receivable		167
Other receivables		21,041
Total assets		816,657,528
Liabilities
Payable for investments purchased	$ 6,302,755
Payable for fund shares redeemed	2,929,502
Accrued management fee	627,909
Other payables and accrued expenses	159,618
Collateral on securities loaned, at value	2,281,190
Total liabilities		12,300,974
Net Assets		$ 804,356,554
Net Assets consist of:
Paid in capital		$ 845,232,267
Distributions in excess of net investment income		(866,221)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(63,862,979)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,853,487
Net Assets, for 55,162,253 shares outstanding		$ 804,356,554
Net Asset Value, offering price and redemption price per share ($804,356,554 ÷ 55,162,253 shares)		$ 14.58

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 3,891,305
Interest		471,144
Security lending		34,430
		4,396,879
Less foreign taxes withheld		(197,097)
Total income		4,199,782
Expenses
Management fee Basic fee	$ 2,930,653
Performance adjustment	262,934
Transfer agent fees	1,132,101
Accounting and security lending fees	219,503
Non-interested trustees' compensation	1,390
Custodian fees and expenses	78,368
Registration fees	21,012
Audit	26,773
Legal	2,600
Miscellaneous	17,076
Total expenses before reductions	4,692,410
Expense reductions	(119,891)	4,572,519
Net investment income (loss)		(372,737)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,209,838
Foreign currency transactions	(139,498)
Futures contracts	2,570,786
Total net realized gain (loss)		6,641,126
Change in net unrealized appreciation (depreciation) on: Investment securities	54,250,675
Assets and liabilities in foreign currencies	86,623
Total change in net unrealized appreciation (depreciation)		54,337,298
Net gain (loss)		60,978,424
Net increase (decrease) in net assets resulting from operations		$ 60,605,687

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (372,737)	$ 2,507,413
Net realized gain (loss)	6,641,126	(62,422,066)
Change in net unrealized appreciation (depreciation)	54,337,298	(102,447,821)
Net increase (decrease) in net assets resulting from operations	60,605,687	(162,362,474)
Distributions to shareholders from net investment income	-	(20,455,232)
Distributions to shareholders from net realized gain	-	(115,061,975)
Total distributions	-	(135,517,207)
Share transactions Net proceeds from sales of shares	88,276,203	110,921,133
Reinvestment of distributions	-	131,620,166
Cost of shares redeemed	(86,829,543)	(186,437,809)
Net increase (decrease) in net assets resulting from share transactions	1,446,660	56,103,490
Redemption fees	10,352	32,357
Total increase (decrease) in net assets	62,062,699	(241,743,834)
Net Assets
Beginning of period	742,293,855	984,037,689
End of period (including distributions in excess of net investment income of $866,221 and distributions in excess of net investment income of $493,484, respectively)	$ 804,356,554	$ 742,293,855
Other Information Shares
Sold	6,057,261	7,354,603
Issued in reinvestment of distributions	-	8,502,594
Redeemed	(5,955,776)	(12,388,994)
Net increase (decrease)	101,485	3,468,203

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 13.48	$ 19.07	$ 18.87	$ 15.59	$ 17.27	$ 15.18
Income from Investment Operations
Net investment income (loss) D	(.01)	.04	.09	.08	.16	.21 E
Net realized and unrealized gain (loss)	1.11	(2.98)	1.73	3.74	(.57)	2.43
Total from investment operations	1.10	(2.94)	1.82	3.82	(.41)	2.64
Distributions from net investment income	-	(.40)	(.10)	(.10)	(.11)	(.17)
Distributions from net realized gain	-	(2.25)	(1.52)	(.44)	(1.16)	(.38)
Total distributions	-	(2.65)	(1.62)	(.54)	(1.27)	(.55)
Redemption fees added to paid in capital D	-	-	-	-	-	-
Net asset value, end of period	$ 14.58	$ 13.48	$ 19.07	$ 18.87	$ 15.59	$ 17.27
Total Return B, C	8.16%	(17.21)%	9.80%	25.18%	(2.38)%	17.95%
Ratios to Average Net Assets F
Expenses before expense reductions	1.17% A	1.12%	1.09%	1.12%	1.15%	1.18%
Expenses net of voluntary waivers, if any	1.17% A	1.12%	1.09%	1.12%	1.15%	1.18%
Expenses net of all reductions	1.14% A	1.05%	1.04%	1.07%	1.12%	1.16%
Net investment income (loss)	(.09)% A	.29%	.48%	.47%	.91%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 804,357	$ 742,294	$ 984,038	$ 980,835	$ 972,105	$ 1,161,191
Portfolio turnover rate	142% A	152%	235%	164%	100%	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.06 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on November 1, 2001:

Fund	Cost of Securities/ Accumulated gain (loss)
Global Balanced	(259,448)
Diversified International	(231,825)

The effect of this change during the period resulted in an increase or (decrease) in net investment income (loss) , net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Fund	Net investment income (loss)	Net unrealized appreciation (depreciation)	Net realized gain (loss)
Global Balanced	$ (127,231)	$ 127,224	$ 7

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee for

Semiannual Report

4. Fees and Other Transactions with Affiliates -
continued

Management Fee - continued

Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum of ±.20% of each applicable fund's average net assets over a 36 month performance period.) The upward, or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. Worldwide's performance adjustment took effect in March, 2002. Subsequent months will be added until the performance period includes 36 months. For the period, each fund's annualized management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable, was as follows:

	Individual Rate	Group Rate	Total
Global Balanced	.45%	.28%	.73%
International Growth & Income	.45%	.28%	.73%
Diversified International	.45%	.28%	.89%
Aggressive International	.45%	.28%	1.12%
Overseas	.45%	.28%	.89%
Worldwide	.45%	.28%	.79%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a 1% deferred sales charge upon redemption of shares of International Growth & Income purchased prior to October 12, 1990. The amounts received by FDC, if any, are shown under the caption "Other Information" on the fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Global Balanced	.28%
International Growth & Income	.30%
Diversified International	.27%
Aggressive International	.30%
Overseas	.28%
Worldwide	.28%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Global Balanced	82,282
International Growth & Income	791,043
Diversified International	4,455,774
Aggressive International	217,383
Overseas	4,198,294
Worldwide	416,567

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds expenses. In addition, through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction

Global Balanced	$ 3,711	$ 82	$ 42
International Growth & Income	66,769	471	10,418
Diversified International	777,892	1,998	88,421
Aggressive International	156,473	-	-
Overseas	660,341	-	33,816
Worldwide	111,143	312	8,436

8. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+x®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(fidelity_logo)(registered trademark)

P.O. Box 193

Boston, MA 02101

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IBD-SANN-0602 156986
1.703569.104

Printed on Recycled Paper

Fidelity

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Semiannual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Market Recap	<Click Here>	A review of what happened in world markets during the past six months.
Canada Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
China Region Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Emerging Markets Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Latin America Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Nordic Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Southeast Asia Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Market Recap

With global economies seemingly on the mend, the world's stock markets stirred back to life during the six-month period ending April 30, 2002. In general, international benchmarks jumped quicker and higher than their counterparts in the United States. The end of the relatively mild recession in the U.S. - one of the world's most favored trading partners - was in some ways a springboard for the world's better overall market performance, as a significant pickup in exports to the West spurred the economies of many Southeast Asian and European countries. Numerous interest rate cuts by central banks around the world also were a significant influence on the brighter global outlook. While stocks rebounded, bonds lost some of their earlier luster, but were still welcomed with open arms during periods of anxiety about the direction of the global economy.

Europe: The Morgan Stanley Capital InternationalSM (MSCI®) Europe Index, a market-capitalization-weighted index of more than 500 stocks in 16 European countries, gained 5.81% during the past six months. European technology stocks gained new appeal, particularly in the final quarter of 2001. Energy firms also performed well during the period. However, continued weakness in the telecommunications sector detracted from the index's overall performance. The European Central Bank did its part to stimulate the region's economies by lowering euro zone interest rates four times in 2001, but it wasn't as aggressive as other central banks around the world.

Emerging Markets: On the whole, emerging-markets stocks were among the best-performing asset classes of the past six months. The MSCI All Country Asia Free ex Japan Index - an index of more than 450 stocks traded in 11 emerging Asian markets, excluding Japan - jumped 38.68%. South Korea was a big winner here, a beneficiary of the world's more tech-friendly environment. Taiwan and Malaysia also experienced significant gains. Despite an increase in outsourcing demand, a sluggish domestic economy in Hong Kong kept the Hang Seng Index to a 15.05% gain. Emerging markets in Latin America also posted strong overall gains. The MSCI Emerging Markets Free-Latin America Index returned 25.69% during the past six months.

Japan: The Tokyo Stock Exchange Index - a gauge of the Japanese market better known as TOPIX - was one of the very few major equity benchmarks to post a negative return during the past six months. The TOPIX slipped 2.13% in that time, despite gaining 16.60% in the final three months of the period. Slower-than-hoped-for reforms in the nation's banking sector and a long-stagnant domestic economy continued to pressure the share prices and earnings of Japanese companies.

U.S. and Canada: In the U.S., small-cap value stocks continued to outperform large-cap growth stocks. The Russell 2000® Index, a benchmark of small-cap stock performance, soared 20.03% during the past six months. In contrast, the large-cap Standard & Poor's 500SM Index gained just 2.31%. Meanwhile, the blue-chip Dow Jones Industrial AverageSM returned 10.57%, and the tech-heavy NASDAQ Composite® Index eked out a 0.04% increase. U.S. stocks enjoyed some of their best gains in the final two months of 2001, thanks in large part to a Federal Reserve Board that slashed interest rates to 40-year lows. However, enthusiasm for stocks diminished early in 2002 when doubts arose about the dependability of corporate earnings. A strong March lifted first-quarter 2002 stock market performance into positive territory, as gross domestic product and productivity had promising increases. Unfortunately, most of the market's year-to-date gains were wiped out in April, as lingering profit worries and valuation concerns left investor confidence at tenuous levels. Looking northward, the Bank of Canada's aggressive interest rate cuts helped stimulate domestic consumer demand and fueled a favorable environment for Canada's export-driven markets. In response, the S&P/TSX Composite Index jumped 13.37% during the period.

Bonds: U.S. investment-grade bond performance was generally flat during the past six months, as the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - declined 0.01%. The Fed's removal of its downward bias on interest rates tempered bond returns. Many investors took it as a signal that rate hikes - typically negative for bond prices - were on the horizon. Against this backdrop, mortgage securities fared best, as slower refinancing activity led to lower volatility and more predictable cash flows. The Lehman Brothers Mortgage-Backed Securities Index advanced 1.57% during the period. However, corporate bonds tumbled due to company-specific management and accounting concerns, resulting in a 0.45% decline for the Lehman Brothers Credit Bond Index. Meanwhile, the Lehman Brothers U.S. Agency and Treasury indexes slid 0.51% and 1.88%, respectively. Elsewhere, emerging-markets debt outperformed both U.S. and international developed country bonds. The J.P. Morgan Emerging Markets Bond Index gained 16.99% for the past six months, while the Salomon Smith Barney Non-U.S. World Government Bond Index declined 2.21%.

Semiannual Report

Canada

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada	15.74%	3.22%	36.88%	104.14%
Fidelity Canada (incl. 3.00% sales charge)	12.27%	0.12%	32.78%	98.02%
S&P/TSX Composite Index	13.37%	-4.06%	23.10%	112.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the S&P/TSX Composite Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	3.22%	6.48%	7.40%
Fidelity Canada (incl. 3.00% sales charge)	0.12%	5.83%	7.07%
S&P/TSX Composite Index	-4.06%	4.24%	7.82%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on April 30, 1992, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,802 - a 98.02% increase on the initial investment. For comparison, look at how the S&P/TSX Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,227 - a 112.27% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Canada

Fund Talk: The Manager's Overview

c(Portfolio Manager photograph)

An interview with Stephen Binder, Portfolio Manager of Fidelity Canada Fund

Q. How did the fund perform, Steve?

A. For the six months that ended April 30, 2002, the fund returned 15.74%, outpacing the S&P/TSX Composite Index, which returned 13.37%. For the one-year period that ended April 30, 2002, the fund returned 3.22%, while the S&P/TSX index returned -4.06%.

Q. What drove the Canadian market during the past six months?

A. A faster-than-expected economic recovery in the U.S. helped the export-oriented Canadian market bounce back from its September 2001 lows. Moreover, the Bank of Canada aggressively eased short-term interest rates in tandem with the U.S., which improved liquidity in the economy and helped stimulate domestic consumer demand. Early-stage cyclical and commodity stocks performed well in this environment, yielding strong results from the materials, industrials and consumer discretionary sectors. Continued heavy outflows from the battered technology sector further broadened the market, boosting non-cyclicals such as consumer staples, which also benefited from attractive valuations and improving fundamental stories.

Q. Why did the fund outperform the index during the period?

A. The fund's success was due largely to its consistent underweighting in technology - by far the worst performing sector in the index - which struggled despite two sharp rallies during the period. Nearly all of our outperformance in tech stemmed from having no exposure to Nortel Networks - a leading supplier of optical networking gear - whose plunging share price had a significant influence on the direction of the Toronto stock market. Nortel suffered from overexpansion of capacity to serve what turned out to be a worldwide speculative bubble in telecommunications network construction. Telecom services providers faltered under excess capacity, high debt loads and weakened demand due to a slowing economy, forcing deep cuts in capital spending that crippled equipment makers. Underweighting Nortel's suppliers, namely electronics manufacturer Celestica, widened our relative advantage, as these companies suffered along with their customers. We did give up some ground versus the index, however, by purchasing a handful of U.S. semiconductor stocks early in 2002 that I thought offered relatively attractive fundamentals, but they too faltered and I sold them. In hindsight, I wish I had avoided tech altogether.

Q. What were some other key strategies that worked?

A. Limiting the fund's exposure to telecom services was another big plus. We benefited the most from underweighting BCE - the nation's largest telecom company and a major component of the index - and its main competitor, Telus, the incumbent local-exchange carrier in Western Canada, which were hurt by the slow economy, balance sheet concerns and ill-advised acquisitions. Elsewhere, while I was looking to buy cyclical stocks with exposure to a recovering economy, I found it difficult to find stocks at sufficiently attractive valuations. So, I turned to companies with improving fundamental stories in more defensive areas of the market, such as consumer staples. Here, I uncovered several stocks with strong earnings growth and steady cash flows that were gaining market share in their respective spaces. Top contributors included beer giant Molson, food retailer Sobeys and cheese producer Saputo. Some strong picks in energy also helped. A recovery in oil prices fueled the rise in CHC Helicopter, which provides flight services to the offshore oil/gas industry.

Q. What moves hampered performance?

A. Our positioning in the materials sector detracted the most from returns. While the fund benefited from its emphasis on gold and other metal stocks during the period, it was hurt by avoiding several paper and forest product names, such as Abitibi-Consolidated, which performed quite well on signs of an improving economy despite generally weak industry fundamentals. Our performance in the health sector also was disappointing. Risk-averse investors turned their backs on the promising growth prospects of specialty pharmaceutical maker Biovail and Angiotech Pharmaceuticals, which specializes in drug-coated stents. Finally, credit quality concerns and potentially higher interest rates led me to underweight banks, which was a mistake, as better-than-anticipated earnings led to strong returns. Some stocks I've mentioned in this report were no longer held at period end.

Q. What's your outlook?

A. Most evidence suggests a North American economic recovery is now underway. However, my search for investments with exposure to such a recovery is tempered by my insistence on appropriate valuations. The fund owns several stocks with attractive fundamentals and valuations despite their lack of obvious leverage to an economic recovery.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of April 30, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: growth of capital over the long term

Fund number: 309

Trading symbol: FICDX

Start date: November 17, 1987

Size: as of April 30, 2002, more than $86 million

Manager: Stephen Binder, since 1999; associate portfolio manager, Fidelity Canada Fund, 1998-1999; manager, several Fidelity Select Portfolios, 1990-1997; research analyst, 1989-1999; joined Fidelity in 1989

3

Semiannual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Canada	94.8%
United States of America	5.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Canada	93.9%
United States of America	6.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	95.5
Short-Term Investments and Net Other Assets	3.7	4.5
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	4.7	4.2
Suncor Energy, Inc. (Oil & Gas)	4.0	7.0
Alcan, Inc. (Metals & Mining)	3.5	1.8
Sun Life Financial Services of Canada, Inc. (Insurance)	3.5	4.0
EnCana Corp. (Oil & Gas)	3.3	0.0
Bank of Nova Scotia (Banks)	3.2	5.0
Manulife Financial Corp. (Insurance)	3.1	4.0
Toronto-Dominion Bank (Banks)	2.9	2.5
Bank of Montreal (Banks)	2.6	2.4
Biovail Corp. (Pharmaceuticals)	2.5	3.1
	33.3
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.8	33.7
Materials	15.0	8.6
Energy	13.9	19.1
Consumer Staples	8.4	6.8
Industrials	5.7	6.9
Health Care	4.4	4.4
Utilities	3.9	4.5
Consumer Discretionary	3.8	3.0
Telecommunication Services	2.8	4.9
Information Technology	1.6	3.6

Semiannual Report

Canada

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 3.8%
Auto Components - 0.7%
Magna International, Inc. Class A	8,000	$ 593,905
Distributors - 0.2%
Uni-Select, Inc.	12,000	131,582
Media - 2.4%
Astral Media, Inc. Class A (non-vtg.)	66,000	1,035,063
Quebecor World, Inc. (sub. vtg.)	19,000	520,725
Thomson Corp.	16,000	544,486
		2,100,274
Specialty Retail - 0.5%
Forzani Group Ltd. Class A (a)	34,000	473,824
TOTAL CONSUMER DISCRETIONARY		3,299,585
CONSUMER STAPLES - 8.4%
Beverages - 2.1%
Corby Distilleries Ltd. Class A	5,000	201,613
Molson, Inc. Class A	73,000	1,675,379
		1,876,992
Food & Drug Retailing - 4.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	13,000	270,509
George Weston Ltd.	19,000	1,438,385
Loblaw Companies Ltd.	20,000	761,826
Metro, Inc. Class A (sub. vtg.)	20,000	252,964
Sobeys, Inc.	46,000	1,241,936
		3,965,620
Food Products - 1.4%
Canada Bread Co. Ltd.	12,500	181,292
Maple Leaf Foods, Inc.	38,400	408,823
Saputo, Inc.	30,000	635,917
		1,226,032
Tobacco - 0.3%
Rothmans, Inc.	11,000	229,313
TOTAL CONSUMER STAPLES		7,297,957
ENERGY - 13.9%
Energy Equipment & Services - 2.7%
CHC Helicopter Corp. Class A (sub. vtg.) (a)	120,000	1,997,450
Ensign Resource Service Group, Inc.	29,000	302,276
		2,299,726
Oil & Gas - 11.2%
Canadian Natural Resources Ltd.	14,000	464,108
EnCana Corp.	91,016	2,860,569
Hurricane Hydrocarbons Class A	23,000	332,111
Nexen, Inc.	11,000	282,609

	Shares	Value (Note 1)
Penn West Petroleum Ltd. (a)	10,000	$ 269,348
Suncor Energy, Inc.	99,000	3,439,691
Talisman Energy, Inc.	49,000	2,092,949
		9,741,385
TOTAL ENERGY		12,041,111
FINANCIALS - 36.8%
Banks - 17.8%
Bank of Montreal	95,000	2,282,035
Bank of Nova Scotia	81,000	2,785,892
Canadian Imperial Bank of Commerce	54,000	1,883,080
Laurentian Bank of Canada	35,000	698,393
National Bank of Canada	57,000	1,213,694
Royal Bank of Canada	117,000	4,100,149
Toronto-Dominion Bank	93,000	2,482,411
		15,445,654
Diversified Financials - 6.1%
AGF Management Ltd. Class B (non-vtg.)	66,000	957,223
Brascan Corp. Class A (ltd. vtg.)	54,000	1,201,454
Home Capital Group, Inc. Class B (sub. vtg.)	50,000	481,321
Investors Group, Inc.	44,000	868,443
Power Corp. of Canada (sub. vtg.)	36,000	936,147
Power Financial Corp.	26,000	658,039
Trilon Financial Corp. Class A	21,000	229,332
		5,331,959
Insurance - 12.1%
Canada Life Financial Corp.	45,000	1,098,750
Clarica Life Insurance Co.	26,000	857,606
Great-West Lifeco, Inc.	34,000	819,329
Industrial Alliance Life Insurance Co.	73,000	2,000,217
Manulife Financial Corp.	93,000	2,702,372
Sun Life Financial Services of Canada, Inc.	137,000	3,005,336
		10,483,610
Real Estate - 0.8%
Brookfield Properties Corp.	16,000	317,940
TrizecHahn Corp. (sub. vtg.)	26,000	397,807
		715,747
TOTAL FINANCIALS		31,976,970
HEALTH CARE - 4.4%
Biotechnology - 0.3%
StressGen Biotechnologies Corp. Class A (a)	76,000	176,846
SYN X Pharma, Inc. (a)	47,000	68,915
		245,761
Health Care Equipment & Supplies - 0.4%
A.L.I. Technologies, Inc. (a)	18,000	401,632
Pharmaceuticals - 3.7%
Angiotech Pharmaceuticals, Inc. (a)	16,500	635,028
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Axcan Pharma, Inc. (a)	15,000	$ 201,772
Biovail Corp. (a)	57,000	2,176,291
Patheon, Inc. (a)	26,000	205,865
		3,218,956
TOTAL HEALTH CARE		3,866,349
INDUSTRIALS - 5.7%
Aerospace & Defense - 1.5%
Bombardier, Inc. Class B (sub. vtg.)	154,000	1,325,386
Building Products - 0.7%
Maax, Inc.	24,000	270,050
Royal Group Technologies Ltd. (sub. vtg.) (a)	15,000	291,279
		561,329
Road & Rail - 3.2%
Canadian National Railway Co.	41,000	1,944,664
Canadian Pacific Railway Ltd.	30,000	625,398
Kansas City Southern Industries, Inc. (a)	15,000	240,000
		2,810,062
Trading Companies & Distributors - 0.3%
Finning Ltd.	16,000	259,085
TOTAL INDUSTRIALS		4,955,862
INFORMATION TECHNOLOGY - 1.6%
Computers & Peripherals - 0.3%
ATI Technologies, Inc. (a)	21,000	214,739
Electronic Equipment & Instruments - 0.8%
Onex Corp. (sub. vtg.)	53,000	674,072
Software - 0.5%
Cognos, Inc. (a)	20,000	463,216
TOTAL INFORMATION TECHNOLOGY		1,352,027
MATERIALS - 15.0%
Chemicals - 0.7%
Methanex Corp. (a)	77,000	589,060
Metals & Mining - 14.0%
Aber Diamond Corp. (a)	27,000	448,910
Agnico-Eagle Mines Ltd.	40,000	556,420
Alcan, Inc.	83,000	3,063,687
Alcoa, Inc.	11,000	374,330
Barrick Gold Corp.	64,000	1,291,343
Co-Steel, Inc (a)	158,000	528,816
Dofasco, Inc.	25,000	510,009
Falconbridge Ltd.	45,000	563,719
Fording, Inc.	68,040	1,311,698

	Shares	Value (Note 1)
Goldcorp, Inc.	43,000	$ 765,370
Inco Ltd. (a)	22,000	441,795
Meridian Gold, Inc. (a)	55,000	830,645
Newmont Mining Corp.	22,900	652,879
SouthernEra Resources Ltd. (a)	80,000	257,555
Teck Cominco Ltd. Class B (sub. vtg.)	60,000	528,624
		12,125,800
Paper & Forest Products - 0.3%
Slocan Forest Products Ltd.	48,000	309,065
TOTAL MATERIALS		13,023,925
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.5%
BCE, Inc.	99,000	1,738,780
Manitoba Telecom Services, Inc.	23,000	491,642
		2,230,422
Wireless Telecommunication Services - 0.3%
Stratos Global Corp. (a)	24,000	250,159
TOTAL TELECOMMUNICATION SERVICES		2,480,581
UTILITIES - 3.9%
Electric Utilities - 0.3%
Fortis, Inc.	7,000	215,319
Gas Utilities - 2.7%
BC Gas, Inc.	14,000	349,866
TransCanada PipeLines Ltd.	138,000	2,004,985
		2,354,851
Multi-Utilities & Unreg. Pwr - 0.9%
ATCO Ltd. Class I (non-vtg.)	25,000	821,114
TOTAL UTILITIES		3,391,284
TOTAL COMMON STOCKS (Cost $65,393,168)		83,685,651
Money Market Funds - 6.0%
Fidelity Cash Central Fund, 1.85% (b)	3,329,605	3,329,605
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	1,882,000	1,882,000
TOTAL MONEY MARKET FUNDS (Cost $5,211,605)		5,211,605
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $70,604,773)		88,897,256
NET OTHER ASSETS - (2.3)%		(2,026,238)
NET ASSETS - 100%		$ 86,871,018
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $41,694,209 and $47,735,140, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $591 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $71,198,559. Net unrealized appreciation aggregated $17,698,697, of which $19,012,889 related to appreciated investment securities and $1,314,192 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $29,631,000 of which $3,354,000 and $26,277,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,792,530) (cost $70,604,773) - See accompanying schedule		$ 88,897,256
Receivable for investments sold		279,361
Receivable for fund shares sold		331,118
Dividends receivable		102,716
Interest receivable		5,536
Redemption fees receivable		603
Other receivables		4,372
Total assets		89,620,962
Liabilities
Payable to custodian bank	$ 28,303
Payable for investments purchased	573,172
Payable for fund shares redeemed	167,034
Accrued management fee	67,645
Other payables and accrued expenses	31,790
Collateral on securities loaned, at value	1,882,000
Total liabilities		2,749,944
Net Assets		$ 86,871,018
Net Assets consist of:
Paid in capital		$ 96,806,209
Distributions in excess of net investment income		(140,906)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,089,184)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,294,899
Net Assets, for 4,363,277 shares outstanding		$ 86,871,018
Net Asset Value and redemption price per share ($86,871,018 ÷ 4,363,277 shares)		$ 19.91
Maximum offering price per share (100/97.00 of $19.91)		$ 20.53

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 620,963
Interest		25,672
Security lending		36,258
		682,893
Less foreign taxes withheld		(92,554)
Total income		590,339
Expenses
Management fee Basic fee	$ 307,054
Performance adjustment	87,611
Transfer agent fees	134,684
Accounting and security lending fees	30,431
Non-interested trustees' compensation	220
Custodian fees and expenses	28,940
Registration fees	11,598
Audit	20,012
Legal	275
Miscellaneous	576
Total expenses before reductions	621,401
Expense reductions	(27,564)	593,837
Net investment income (loss)		(3,498)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,231,166
Foreign currency transactions	(6,096)
Total net realized gain (loss)		2,225,070
Change in net unrealized appreciation (depreciation) on: Investment securities	9,969,073
Assets and liabilities in foreign currencies	6,024
Total change in net unrealized appreciation (depreciation)		9,975,097
Net gain (loss)		12,200,167
Net increase (decrease) in net assets resulting from operations		$ 12,196,669
Other Information Sales charges paid to FDC		$ 11,368
Deferred sales charges withheld by FDC		$ 89

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,498)	$ 127,978
Net realized gain (loss)	2,225,070	(26,208,834)
Change in net unrealized appreciation (depreciation)	9,975,097	1,881,279
Net increase (decrease) in net assets resulting from operations	12,196,669	(24,199,577)
Distributions to shareholders from net investment income	(137,408)	(7,282,311)
Share transactions Net proceeds from sales of shares	8,346,097	23,889,101
Reinvestment of distributions	132,873	7,097,924
Cost of shares redeemed	(14,891,434)	(81,431,895)
Net increase (decrease) in net assets resulting from share transactions	(6,412,464)	(50,444,870)
Redemption fees	11,712	114,040
Total increase (decrease) in net assets	5,658,509	(81,812,718)
Net Assets
Beginning of period	81,212,509	163,025,227
End of period (including distributions in excess of net investment income of $140,906 and $0, respectively)	$ 86,871,018	$ 81,212,509
Other Information Shares
Sold	429,582	1,181,267
Issued in reinvestment of distributions	7,128	331,369
Redeemed	(787,581)	(4,118,203)
Net increase (decrease)	(350,871)	(2,605,567)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.23	$ 22.27	$ 15.91	$ 13.14	$ 18.88	$ 21.84
Income from Investment Operations
Net investment income (loss) E	-	.02	1.98 F	.04	.09	.03
Net realized and unrealized gain (loss)	2.71	(4.04)	4.32	2.78	(3.70)	1.39
Total from investment operations	2.71	(4.02)	6.30	2.82	(3.61)	1.42
Distributions from net investment income	(.03)	(1.04)	(.03)	(.07)	(.05)	(.13)
Distributions from net realized gain	-	-	-	-	(2.08)	(4.29)
Total distributions	(.03)	(1.04)	(.03)	(.07)	(2.13)	(4.42)
Redemption fees added to paid in capital E	-	.02	.09	.02	-	.04
Net asset value, end of period	$ 19.91	$ 17.23	$ 22.27	$ 15.91	$ 13.14	$ 18.88
Total Return B, C, D	15.74%	(18.87)%	40.22%	21.71%	(21.27)%	8.21%
Ratios to Average Net Assets G
Expenses before expense reductions	1.47% A	1.33%	1.09%	1.22%	.94%	.93%
Expenses net of voluntary waivers, if any	1.47% A	1.33%	1.09%	1.22%	.94%	.93%
Expenses net of all reductions	1.41% A	1.20%	1.06%	1.06%	.80%	.92%
Net investment income (loss)	(.01)% A	.11%	9.00%	.26%	.57%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,871	$ 81,213	$ 163,025	$ 43,770	$ 47,422	$ 96,458
Portfolio turnover rate	103% A	93%	97%	286%	215%	139%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $1.97 per share. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

China Region

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	21.06%	-4.46%	10.02%	50.82%
Fidelity China Region (incl. 3.00% sales charge)	17.43%	-7.32%	6.72%	46.30%
Hang Seng	15.05%	-13.07%	-7.62%	23.00%
Fidelity China Region Fund Linked Index	24.97%	-3.59%	2.75%	36.81%
China Region Funds Average	22.23%	-3.07%	-23.64%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market and to the performance of the Fidelity China Region Fund Linked Index - an index which links the returns of the Hang Seng Index from the commencement of the fund on November 1, 1995 through September 1, 2000, and the MSCI Golden Dragon Plus Index beginning September 1, 2000. It is designed to represent the equity markets of Hong Kong through September 1, 2000 and the equity markets of Hong Kong, Taiwan, and China beginning September 1, 2000. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 23 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	-4.46%	1.93%	6.53%
Fidelity China Region (incl. 3.00% sales charge)	-7.32%	1.31%	6.03%
Hang Seng	-13.07%	-1.57%	3.24%
Fidelity China Region Fund Linked Index	-3.59%	0.54%	4.94%
China Region Funds Average	-3.07%	-5.62%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $14,630 - a 46.30% increase on the initial investment. For comparison, look at how both the Hang Seng Index and the Fidelity China Region Fund Linked Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,300 - a 23.00% increase and $13,681 - a 36.81% increase, respectively.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

China Region

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Joseph Tse, Portfolio Manager of Fidelity China Region Fund

Q. How did the fund perform, Joseph?

A. For the six months that ended April 30, 2002, the fund returned 21.06%, outperforming the Hang Seng Index, which returned 15.05%. The fund also compares its performance to the Fidelity China Region Fund Linked Index - a measure of the performance of the Hong Kong, Taiwanese and Chinese markets - which returned 24.97%. The China region funds average tracked by Lipper Inc. returned 22.23% during the same period. For the 12 months that ended April 30, 2002, the fund returned -4.46%, while the Hang Seng, Fidelity China Region Fund Linked Index and Lipper average returned -13.07%, -3.59% and -3.07%, respectively.

Q. What drove equity markets in the China region during the past six months?

A. Increased optimism about a strengthening global economy sparked a strong rebound in regional markets where exporting and outsourcing utilization rates rebounded sharply. Improved corporate earnings forecasts also had a positive impact on the markets, as attractive valuations induced heavy foreign investment flows into the region and particularly into growth and cyclical stocks. Taiwan - a hotbed for semiconductor manufacturing - powered the cyclical recovery behind signs of improvement in the island's economy and rising external demand for electronic goods and components, and was easily the strongest performer in the region. While chip stocks led the way during the period, other economically sensitive groups, such as chemicals and airlines, also performed well. Despite its strength in outsourcing, Hong Kong was a laggard in terms of its economic and market performance. Locally driven stocks fizzled as the domestic economy struggled to grow. Moreover, Hong Kong's all-important property market continued to be lackluster, as it struggled to unwind the excesses incurred during the decade that ended in 1997. China's economy continued to grow, but stocks still struggled - particularly those of telecommunications firms listed on the Hong Kong market, which generally suffered from concerns about increased competition, pricing pressure and regulatory risks.

Q. Why did the fund beat the Hang Seng Index, yet slightly trail its Lipper peer average?

A. Good stock picking and a healthy weighting in Taiwan - not represented in the Hang Seng - drove returns relative to the index. The fund benefited the most from its increased emphasis on strong-performing chip manufacturers United Microelectronics and Taiwan Semiconductor, as well as several smaller-cap semiconductor-related names - including Siliconware Precision Industries - with improving prospects that were trading at reasonable valuations. Many of our competitors, however, were even more active in Taiwan with aggressive tech exposure - particularly among strong-performing small-cap stocks - which would explain why we trailed the Lipper average. Having less exposure to Taiwan also restrained performance versus the Linked index. We extended our lead, however, over the Hang Seng through our focus on consumer discretionary stocks, particularly retailers, and media and outsourcing companies in Hong Kong leveraged to a recovering global economy. Strong performers here included low-cost apparel retailer Giordano, media giant Television Broadcast and Yue Yuen, an original equipment manufacturer of athletic shoes. Finally, underweighting weak telecom services stocks helped. Holding considerably less China Mobile, which comprised nearly 15% of the Hang Seng index on average, and avoiding China Unicom were key factors.

Q. How did some of your other strategies fare?

A. While I played offense in cyclical recovery stocks, the core defensive element I maintained in the portfolio - based on my still-cautious view of the export environment - failed to perform. Our positioning in financials hurt the most. While we benefited from underweighting multinational banks such as HSBC, a stock that averaged around 27% of the Hang Seng index and lagged the market during the period, we suffered even more by holding a sizable out-of-benchmark stake in Guoco Group. Guoco, an investment holding company in Hong Kong, was a defensive play that fell due to its large cash holdings. Additionally, we were hurt by having too little exposure to second- and third-tier property companies, including Wharf Holdings, which rallied late in the period in the absence of any improvement in its fundamentals. Underweighting such industrial cyclicals as micro-motor manufacturer Johnson Electric and Cathay Pacific Airways also detracted.

Q. What's your outlook?

A. I feel the easy money has already been made in cyclical stocks, and that holding a portfolio of securities trading on reasonable valuations with attractive risk/reward characteristics is very important at this stage. Whether or not there is a strong global recovery, I'd rather be conservative and err on the side of caution.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of April 30, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Hong Kong, Taiwanese and Chinese issuers

Fund number: 352

Trading symbol: FHKCX

Start date: November 1, 1995

Size: as of April 30, 2002, more than $139 million

Manager: Joseph Tse, since inception; director of research, Fidelity Investments Management (Hong Kong), since 1994; manager, Asian portion of various global equity funds, since 1993; joined Fidelity in 1990

3

Semiannual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Hong Kong	61.6%
Taiwan	20.9%
United Kingdom	10.2%
United States of America	4.6%
Korea (South)	1.0%
Singapore	1.0%
China	0.4%
Cayman Islands	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Hong Kong	59.6%
Taiwan	18.1%
United Kingdom	12.1%
United States of America	7.3%
China	2.1%
Singapore	0.4%
Cayman Islands	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.4	92.7
Short-Term Investments and Net Other Assets	4.6	7.3
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Banks)	9.5	11.4
Hutchison Whampoa Ltd. (Industrial Conglomerates)	8.6	9.7
United Microelectronics Corp. (Semiconductor Equipment & Products)	5.6	4.0
Sun Hung Kai Properties Ltd. (Real Estate)	5.4	5.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductor Equipment & Products)	5.3	4.8
Cheung Kong Holdings Ltd. (Real Estate)	5.2	5.9
Hang Seng Bank Ltd. (Banks)	5.0	6.3
Guoco Group Ltd. (Banks)	4.3	4.8
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	4.1	5.5
Cafe de Coral Holdings Ltd. (Hotels, Restaurants & Leisure)	3.5	3.3
	56.5
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.8	39.4
Information Technology	22.5	19.2
Consumer Discretionary	10.9	7.7
Industrials	10.6	12.3
Utilities	6.5	4.5
Telecommunication Services	5.0	6.8
Energy	2.0	1.3
Consumer Staples	1.2	1.1
Health Care	0.5	0.0
Materials	0.4	0.4

Semiannual Report

China Region

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.9%
Distributors - 1.4%
Li & Fung Ltd.	1,232,000	$ 1,974,587
Hotels, Restaurants & Leisure - 4.0%
Cafe de Coral Holdings Ltd.	6,860,000	4,881,717
Shangri-La Asia Ltd.	650,000	625,072
		5,506,789
Household Durables - 0.8%
Actoz Soft Co. Ltd.	22,900	411,276
Techtronic Industries Co.	830,000	681,104
		1,092,380
Media - 2.2%
i-CABLE Communications Ltd.	362,000	273,852
Next Media Ltd. (a)	350,000	82,574
Roadshow Holdings Ltd.	1,544,000	514,726
Television Broadcasts Ltd.	428,000	2,112,808
		2,983,960
Multiline Retail - 0.1%
Jusco Stores (Hong Kong) Co. Ltd.	302,000	135,528
Specialty Retail - 1.4%
Giordano International Ltd.	3,130,000	1,996,609
Textiles, Apparel & Lux. Goods - 1.0%
Glorious Sun Enterprises Ltd.	3,072,000	567,204
Yue Yuen Industrial Holdings Ltd.	325,000	883,435
		1,450,639
TOTAL CONSUMER DISCRETIONARY		15,140,492
CONSUMER STAPLES - 1.2%
Food & Drug Retailing - 1.0%
Convenience Retail Asia Ltd. (a)	1,360,200	401,131
President Chain Store Corp.	594,250	1,036,981
		1,438,112
Food Products - 0.2%
Vitasoy International Holdings Ltd.	848,500	146,873
Want Want Holdings Ltd.	80,000	154,400
		301,273
TOTAL CONSUMER STAPLES		1,739,385
ENERGY - 2.0%
Oil & Gas - 2.0%
CNOOC Ltd.	2,132,000	2,815,658
FINANCIALS - 35.8%
Banks - 21.2%
Bank of East Asia Ltd.	620,000	1,299,765
Dah Sing Financial Holdings Ltd.	58,000	295,983
Guoco Group Ltd.	1,072,366	5,939,943
Hang Seng Bank Ltd.	612,500	7,009,222
HSBC Holdings PLC (Hong Kong) (Reg.)	1,107,582	13,293,198

	Shares	Value (Note 1)
Liu Chong Hing Bank Ltd.	761,000	$ 761,088
Standard Chartered PLC	81,358	1,001,926
		29,601,125
Diversified Financials - 1.4%
Aeon Credit Service (Asia) Co. Ltd.	147,600	60,088
Fubon Financial Holding Co. Ltd. (a)	1,668,000	1,703,121
Wharf Holdings Ltd.	60,485	162,087
		1,925,296
Real Estate - 13.2%
Cheung Kong Holdings Ltd.	762,000	7,254,491
Hang Lung Properties Ltd.	332,000	372,479
Henderson Land Development Co. Ltd.	651,000	3,171,904
Sun Hung Kai Properties Ltd.	870,021	7,585,674
		18,384,548
TOTAL FINANCIALS		49,910,969
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.5%
Golden Meditech Co. Ltd.	2,660,000	648,023
INDUSTRIALS - 10.6%
Airlines - 0.7%
Cathay Pacific Airways Ltd.	268,000	463,900
China National Aviation Co. Ltd.	702,000	146,717
Eva Airways Corp.	1,000,000	340,352
		950,969
Electrical Equipment - 0.1%
Johnson Electric Holdings Ltd.	41,320	62,517
Industrial Conglomerates - 8.6%
Hutchison Whampoa Ltd.	1,356,500	11,914,227
Machinery - 0.1%
Chen Hsong Holdings Ltd.	1,008,000	179,652
Marine - 0.1%
Shun Tak Holdings Ltd.	880,000	179,405
Shun Tak Holdings Ltd. rights 5/15/02	220,000	16,643
		196,048
Road & Rail - 1.0%
Kowloon Motor Bus Holdings Ltd.	278,000	1,400,854
TOTAL INDUSTRIALS		14,704,267
INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 1.5%
Accton Technology Corp. (a)	435,000	1,053,937
Vtech Holdings Ltd. (a)	932,000	1,081,484
		2,135,421
Computers & Peripherals - 3.6%
Ambit Microsystems Corp.	157,000	710,960
Asustek Computer, Inc.	1,093,750	3,959,205
Quanta Computer, Inc.	110,250	372,058
		5,042,223
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 3.5%
Elec & Eltek International Co. Ltd.	150,000	$ 412,500
Hon Hai Precision Industries Co. Ltd.	412,160	1,806,989
Kingboard Chemical Holdings Ltd.	1,004,000	907,566
Varitronix International Ltd.	590,000	446,334
Venture Manufacturing (Singapore) Ltd.	85,000	795,814
Yageo Corp.	561,000	466,017
		4,835,220
Semiconductor Equipment & Products - 13.9%
Advanced Semiconductor Engineering, Inc.	388,000	369,311
ASM Pacific Technology Ltd.	185,000	491,018
Macronix International Co. Ltd.	624,000	485,953
Samsung Electronics Co. Ltd.	3,400	1,007,603
Siliconware Precision Industries Co. Ltd.	646,100	609,388
Sunplus Technology Co. Ltd.	365,700	1,265,763
Taiwan Semiconductor Manufacturing Co. Ltd.	2,916,431	7,360,476
United Microelectronics Corp.	5,083,690	7,771,433
		19,360,945
TOTAL INFORMATION TECHNOLOGY		31,373,809
MATERIALS - 0.4%
Chemicals - 0.4%
SINOPEC Yizheng Chemical Fibre Co. Ltd. (H Shares)	2,848,000	485,677
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 0.6%
Pacific Century CyberWorks Ltd. (a)	3,425,000	878,306
Wireless Telecommunication Services - 4.4%
China Mobile (Hong Kong) Ltd. (a)	1,728,500	5,742,077
SmarTone Telecommunications Holdings Ltd. (a)	361,000	411,958
		6,154,035
TOTAL TELECOMMUNICATION SERVICES		7,032,341
UTILITIES - 6.5%
Electric Utilities - 4.6%
CLP Holdings Ltd.	847,200	3,324,014
Hong Kong Electric Holdings Ltd.	800,000	3,036,248
		6,360,262
Gas Utilities - 1.9%
Hong Kong & China Gas Co. Ltd.	2,125,400	2,657,057
TOTAL UTILITIES		9,017,319
TOTAL COMMON STOCKS (Cost $101,931,470)		132,867,940
Money Market Funds - 2.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b) (Cost $2,901,360)	2,901,360	$ 2,901,360
TOTAL INVESTMENT PORTFOLIO - 97.5% (Cost $104,832,830)		135,769,300
NET OTHER ASSETS - 2.5%		3,549,168
NET ASSETS - 100%		$ 139,318,468
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $29,807,249 and $28,759,185, respectively.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $105,452,998. Net unrealized appreciation aggregated $30,316,302, of which $33,108,421 related to appreciated investment securities and $2,792,119 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $41,719,000 of which $40,369,000 and $1,350,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $104,832,830) - See accompanying schedule		$ 135,769,300
Foreign currency held at value (cost $1,706,220)		1,711,392
Receivable for investments sold		2,985,292
Receivable for fund shares sold		245,280
Dividends receivable		550,660
Interest receivable		7,639
Redemption fees receivable		27
Total assets		141,269,590
Liabilities
Payable for investments purchased	$ 1,643,495
Payable for fund shares redeemed	140,705
Accrued management fee	83,625
Other payables and accrued expenses	83,297
Total liabilities		1,951,122
Net Assets		$ 139,318,468
Net Assets consist of:
Paid in capital		$ 156,247,555
Undistributed net investment income		461,920
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,333,321)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,942,314
Net Assets, for 10,335,954 shares outstanding		$ 139,318,468
Net Asset Value and redemption price per share ($139,318,468 ÷ 10,335,954 shares)		$ 13.48
Maximum offering price per share (100/97.00 of $13.48)		$ 13.90

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 1,606,505
Interest		100,162
		1,706,667
Less foreign taxes withheld		(41,586)
Total income		1,665,081
Expenses
Management fee	$ 490,834
Transfer agent fees	227,810
Accounting fees and expenses	40,755
Non-interested trustees' compensation	216
Custodian fees and expenses	61,522
Registration fees	9,672
Audit	20,123
Legal	385
Miscellaneous	1,135
Total expenses before reductions	852,452
Expense reductions	(3,657)	848,795
Net investment income (loss)		816,286
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,846,509)
Foreign currency transactions	(15,016)
Total net realized gain (loss)		(3,861,525)
Change in net unrealized appreciation (depreciation) on: Investment securities	27,473,119
Assets and liabilities in foreign currencies	4,167
Total change in net unrealized appreciation (depreciation)		27,477,286
Net gain (loss)		23,615,761
Net increase (decrease) in net assets resulting from operations		$ 24,432,047
Other Information
Sales charges paid to FDC		$ 23,451

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 816,286	$ 1,603,233
Net realized gain (loss)	(3,861,525)	(1,764,459)
Change in net unrealized appreciation (depreciation)	27,477,286	(34,188,145)
Net increase (decrease) in net assets resulting from operations	24,432,047	(34,349,371)
Distributions to shareholders from net investment income	(1,673,748)	(6,568,436)
Share transactions Net proceeds from sales of shares	12,624,786	26,894,538
Reinvestment of distributions	1,610,891	6,321,697
Cost of shares redeemed	(14,465,959)	(55,461,241)
Net increase (decrease) in net assets resulting from share transactions	(230,282)	(22,245,006)
Redemption fees	36,723	207,843
Total increase (decrease) in net assets	22,564,740	(62,954,970)
Net Assets
Beginning of period	116,753,728	179,708,698
End of period (including undistributed net investment income of $461,920 and undistributed net investment income of $1,319,382, respectively)	$ 139,318,468	$ 116,753,728
Other Information Shares
Sold	979,076	1,918,609
Issued in reinvestment of distributions	122,130	427,142
Redeemed	(1,121,508)	(4,002,113)
Net increase (decrease)	(20,302)	(1,656,362)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.27	$ 14.96	$ 14.15	$ 10.25	$ 11.06	$ 12.97
Income from Investment Operations
Net investment income (loss) D	.08	.14	.10	.19	.31	.17
Net realized and unrealized gain (loss)	2.29	(3.29)	.80	3.98	(1.10)	(1.95)
Total from investment operations	2.37	(3.15)	.90	4.17	(.79)	(1.78)
Distributions from net investment income	(.16)	(.56)	(.17)	(.32)	(.06)	(.14)
Distributions from net realized gain	-	-	-	-	-	(.08)
Total distributions	(.16)	(.56)	(.17)	(.32)	(.06)	(.22)
Redemption fees added to paid in capital D	-	.02	.08	.05	.04	.09
Net asset value, end of period	$ 13.48	$ 11.27	$ 14.96	$ 14.15	$ 10.25	$ 11.06
Total Return B, C,F	21.06%	(21.82)%	6.77%	42.44%	(6.85)%	(13.36)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.27% A	1.32%	1.22%	1.34%	1.41%	1.31%
Expenses net of voluntary waivers, if any	1.27% A	1.32%	1.22%	1.34%	1.41%	1.31%
Expenses net of all reductions	1.26% A	1.30%	1.21%	1.32%	1.40%	1.31%
Net investment income (loss)	1.21% A	1.03%	.55%	1.59%	3.07%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,318	$ 116,754	$ 179,709	$ 161,518	$ 140,824	$ 177,416
Portfolio turnover rate	47% A	75%	103%	84%	109%	174%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the sales charges. D Calculated based on average shares outstanding during the period. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FTotal returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Emerging Markets

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	35.97%	11.23%	-44.30%	-12.92%
Fidelity Emerging Markets (incl. 3.00% sales charge)	31.89%	7.89%	-45.97%	-15.54%
MSCI Emerging Markets Free	33.67%	10.32%	-23.21%	26.55%
Emerging Markets Funds Average	32.39%	11.36%	-17.68%	24.24%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of April 30, 2002, the index included over 700 equity securities of companies domiciled in 30 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 207 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	11.23%	-11.05%	-1.37%
Fidelity Emerging Markets (incl. 3.00% sales charge)	7.89%	-11.59%	-1.67%
MSCI Emerging Markets Free	10.32%	-5.14%	2.38%
Emerging Markets Funds Average	11.36%	-4.11%	1.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on April 30, 1992, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have been $8,446 - a 15.54% decrease on the initial investment. For comparison, look at how the MSCI Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,655 - a 26.55% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Emerging Markets

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with John Carlson, Portfolio Manager of Fidelity Emerging Markets Fund

Q. How did the fund perform, John?

A. For the six-month period that ended April 30, 2002, the fund gained 35.97%. The Morgan Stanley Capital International Emerging Markets Free Index returned 33.67%, while the emerging markets funds average tracked by Lipper Inc. returned 32.39% for the same period. For the 12 months ending April 30, 2002, the fund returned 11.23%, the Morgan Stanley index returned 10.32% and the Lipper average returned 11.36%.

Q. What was the investment environment like for emerging-markets stocks during the six-month period?

A. Emerging-markets stocks experienced a tremendous recovery after a widespread sell-off in late September. Immediately after September 11, financial markets around the world plummeted due to pessimism about the state of the global economy. However, as the most dire predictions failed to materialize, hopes for a global recovery began to rise. Emerging-markets equities, which experienced enormous losses in late September, rallied through the remainder of the period on this renewed optimism. For the overall six months, cyclical stocks were the best performers. The consumer, technology and materials sectors were the primary beneficiaries of the improved outlook for global growth. Another important development during the period involved investors' apprehension about Argentina's economic crisis and its potential impact on other emerging-markets countries. Fortunately, when Argentina finally defaulted on its debt and devalued its currency in late 2001 and early 2002, it became clear that there would be no significant spillover effect.

Q. What else contributed to the fund's outperformance of its benchmark?

A. The fund benefited from good stock picking and overweighted positions in a number of countries that performed very well, including South Korea, South Africa, Malaysia and Russia. In addition, we underweighted such poor performers as Israel, Argentina and Venezuela, all of which experienced severe political turmoil during the period.

Q. Which areas proved to be beneficial, and why?

A. South Korea's stock market posted the highest returns in the index during the past six months due to a combination of an improving domestic economy, continued progress on economic reforms and increased exports on the back of the global economic recovery. Hyundai Motor was the fund's top contributor as it benefited from increased automotive sales, particularly in the U.S. Technology stock Samsung Electro-Mechanics rose in value as demand grew for its electronic parts and components. Kookmin Bank posted solid returns, an example of just one of many companies benefiting from the successful restructuring efforts in Korea's banking and corporate sectors. South Africa's strong performance was driven in large part by rising world gold prices, which broke the $300 an ounce level for the first time in over two years. The fund's overweighted position in Harmony Gold and Gold Fields, two mining firms, added to returns. The Malaysian stock market benefited from the government's proactive business approach in the form of relaxed regulations and tax breaks for corporations, which fueled investor interest during the period. Arab Malaysian Corporation and AMMB Holdings, two financial stocks, were significant contributors to fund performance. Russia continued to post solid gains as it profited from increased oil production amid higher world petroleum prices, an improved domestic economy and sustained political stability. An overweighted position in YUKOS Corporation, an oil producer, was another contributor to the fund. For the most part, the detractors were few and not concentrated in one sector or region. Unfavorable stock selection in Mexico and India subtracted the most from performance, but even those countries had their bright spots.

Q. What's your outlook, John?

A. I'm cautiously constructive. While I see some opportunities for improvement in the coming months, I also see some areas of concern. Asia is the region where I see potentially more opportunities, due to improving corporate governance and more restricted use of debt by corporations and governments. Latin America is an area of some concern to me. The debt levels of many Latin American countries are still very high, and there are a number of upcoming elections that will be crucial to determining the direction of those economies. Political uncertainty, mixed with the potential for reform fatigue, make me cautious about the region's prospects in the near term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of emerging-markets issuers

Fund number: 322

Trading symbol: FEMKX

Start date: November 1, 1990

Size: as of April 30, 2002, more than $369 million

Manager: John Carlson, since 2001; manager, Fidelity New Markets Income Fund and Fidelity Advisor Emerging Markets Income Fund, since 1995; joined Fidelity in 1995

3

Semiannual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Korea (South)	21.0%
Taiwan	12.5%
Mexico	10.1%
Malaysia	9.5%
Brazil	9.5%
South Africa	7.4%
United States of America	6.5%
India	4.5%
Hong Kong	3.5%
Other	15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Korea (South)	14.4%
Mexico	11.9%
Taiwan	10.4%
Brazil	8.7%
Malaysia	8.5%
India	6.7%
South Africa	6.5%
Hong Kong	5.2%
Russia	5.1%
Other	22.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.5	95.6
Short-Term Investments and Net Other Assets	6.5	4.4
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	6.3	3.2
Kookmin Bank (Korea (South), Banks)	2.7	1.3
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	2.5	3.4
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.3	3.2
Hyundai Motor Co. Ltd. (Korea (South), Automobiles)	2.0	1.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	1.9	3.4
Anglo American PLC (United Kingdom, Metals & Mining)	1.7	2.0
Petroleo Brasileiro SA Petrobas (PN) (Brazil, Oil & Gas)	1.6	2.1
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	1.5	0.7
United Microelectronics Corp. (Taiwan, Semiconductor Equipment & Products)	1.4	1.3
	23.9
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.1	14.3
Financials	18.6	15.9
Telecommunication Services	11.2	18.2
Consumer Discretionary	11.0	7.1
Materials	10.7	11.0
Energy	6.0	6.9
Consumer Staples	5.0	8.3
Industrials	4.7	4.1
Utilities	4.0	6.3
Health Care	3.2	3.5

Semiannual Report

Emerging Markets

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value (Note 1)
Argentina - 0.2%
Perez Companc SA sponsored ADR	49,659	$ 346,123
Siderca SA sponsored ADR	22,370	360,157
TOTAL ARGENTINA		706,280
Brazil - 9.5%
Aracruz Celulose SA sponsored ADR	94,200	2,048,850
Banco Bradesco SA (PN)	316,704,900	1,871,255
Banco Itau SA (PN)	23,578,800	1,867,529
Brasil Telecom Participacoes SA sponsored ADR	25,100	976,390
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	88,707,900	1,217,714
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	88,400	2,077,400
Companhia de Bebidas das Americas (AmBev) sponsored ADR	131,082	2,748,790
Companhia Energetica Minas Gerais (CEMIG) (PN)	156,663,100	2,468,389
Companhia Paranaense de Energia-Copel sponsored ADR	31,600	225,308
Companhia Vale do Rio Doce sponsored ADR	97,700	2,666,233
Companhia Siderurgica de Tubarao (PN)	43,056,800	510,809
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	115,800	2,666,874
Petroleo Brasileiro SA Petrobras:
(non-vtg.) sponsored ADR	78,300	1,832,220
(PN)	183,400	4,245,931
sponsored ADR	88,200	2,169,720
Tele Centro Oeste Celular Participacoes SA ADR	41,800	246,620
Tele Norte Leste Participacoes SA ADR	220,500	2,784,915
Uniao de Bancos Brasileiros SA (Unibanco) GDR	53,500	1,310,750
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	157,000	531,978
Votorantim Celulose e Papel SA (PN)	12,619,000	490,650
TOTAL BRAZIL		34,958,325
British Virgin Islands - 0.3%
MIH Ltd. Class A (a)	256,500	1,090,125
Chile - 1.2%
Banco Santander Chile sponsored ADR	33,200	527,880
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	108,500	1,630,755
Distribucion Y Servicio D&S SA sponsored ADR	45,100	683,265
Empresa Nacional de Electricidad SA sponsored ADR	89,300	827,811
Empresa Nacional de Telecomunicaciones SA (ENTEL)	63,400	426,358
Empresas CMPC SA	37,900	380,846
TOTAL CHILE		4,476,915

	Shares	Value (Note 1)
China - 0.8%
China Southern Airlines Ltd. (H Shares) (a)	3,046,000	$ 1,025,214
Huaneng Power International, Inc. (H Shares)	2,380,000	1,769,948
TOTAL CHINA		2,795,162
Croatia - 0.4%
Pliva D.D. unit	113,600	1,624,480
Hong Kong - 3.5%
China Mobile (Hong Kong) Ltd. (a)	2,545,000	8,454,490
CNOOC Ltd.	2,174,500	2,871,787
Legend Group Ltd.	3,972,000	1,604,262
TOTAL HONG KONG		12,930,539
Hungary - 1.5%
Gedeon Richter Ltd.	36,700	2,333,490
Matav Rt. sponsored ADR	170,600	3,224,340
TOTAL HUNGARY		5,557,830
India - 4.5%
Bajaj Auto Ltd.	102,000	1,017,186
Dr. Reddy's Laboratories Ltd.	81,900	1,672,564
Hero Honda Motors Ltd.	298,996	2,171,128
Hindustan Lever Ltd.	334,300	1,385,572
Infosys Technologies Ltd.	38,476	2,901,230
ITC Ltd.	100	1,286
Ranbaxy Laboratories Ltd.	139,600	2,425,382
Reliance Industries Ltd.	160,768	915,553
Satyam Computer Services Ltd.	465,600	2,494,048
State Bank of India	345,800	1,611,684
TOTAL INDIA		16,595,633
Indonesia - 0.9%
PT Hanjaya Mandala Sampoerna Tbk	1,731,000	810,393
PT Indosat (Persero) Tbk	800,000	1,091,492
PT Telkomunikasi Indonesia Tbk	3,331,500	1,497,302
TOTAL INDONESIA		3,399,187
Israel - 2.0%
AudioCodes Ltd. (a)	263,700	880,758
Check Point Software Technologies Ltd. (a)	116,950	2,122,643
Lumenis Ltd. (a)	56,500	481,945
Teva Pharmaceutical Industries Ltd. sponsored ADR	67,500	3,780,675
TOTAL ISRAEL		7,266,021
Korea (South) - 21.0%
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	151,200	1,043,972
Hana Bank	238,304	3,124,388
Hyundai Department Store Co. Ltd.	99,810	3,151,486
Hyundai Motor Co. Ltd.	194,780	7,253,249
Kookmin Bank	216,810	9,906,987
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Kookmin Credit Card Co. Ltd.	72,350	$ 2,643,665
Korea Electric Power Corp.	125,540	2,386,136
KT Corp. (a)	23,200	1,047,509
NCsoft Corp.	7,586	1,324,166
Pacific Corp.	27,220	3,157,012
POSCO	40,200	4,007,524
Samsung Electro-Mechanics Co. Ltd.	38,870	2,297,823
Samsung Electronics Co. Ltd.	78,395	23,232,652
Samsung Fire & Marine Insurance Co. Ltd.	67,830	4,604,440
Samsung Heavy Industries Ltd. (a)	215,000	869,007
Shinhan Financial Group Co. Ltd.	202,600	2,750,581
SK Telecom Co. Ltd.	23,310	4,548,071
TOTAL KOREA (SOUTH)		77,348,668
Malaysia - 9.5%
AMMB Holdings BHD	1,749,200	2,761,895
Arab Malaysian Corp. BHD (a)	4,928,000	1,971,200
Berjaya Sports Toto BHD	2,098,000	5,079,368
Commerce Asset Holding BHD	692,000	1,666,263
Gamuda BHD	1,863,000	3,113,171
Genting BHD	358,800	1,472,968
IJM Corp. BHD	1,951,700	2,799,149
Kedah Cement Holdings BHD (a)	780,000	656,842
Magnum Corp. BHD	1,944,000	1,519,389
Malayan Banking BHD	1,199,900	2,905,021
Malaysian Resources Corp. BHD (a)	5,151,000	2,345,061
Multi-Purpose Holdings BHD (a)	2,270,000	842,289
Resorts World BHD	961,000	2,655,395
RHB Capital BHD	1,300,000	872,368
Sime Darby BHD	675,600	960,063
Star Publications (Malaysia) BHD	397,000	736,539
Tanjong PLC	485,000	1,365,658
Tenaga Nasional BHD	287,000	853,447
UMW Holdings BHD	275,000	651,316
TOTAL MALAYSIA		35,227,402
Mexico - 10.1%
America Movil SA de CV sponsored ADR	184,000	3,431,600
Cemex SA de CV sponsored ADR	139,800	4,431,660
Coca-Cola Femsa SA de CV sponsored ADR	9,400	261,132
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	188,700	511,297
Fomento Economico Mexicano SA de CV sponsored ADR	83,700	4,005,045
Grupo Bimbo SA de CV Series A	166,300	405,135
Grupo Carso SA de CV Series A1 (a)	145,400	532,102
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	2,894,500	2,866,787
Grupo Modelo SA de CV Series C	391,900	1,058,547
Grupo Televisa SA de CV sponsored ADR (a)	120,875	5,463,550

	Shares	Value (Note 1)
Grupo TMM SA de CV sponsored ADR (a)	35,500	$ 390,145
Telefonos de Mexico SA de CV sponsored ADR	242,600	9,179,984
TV Azteca SA de CV sponsored ADR	99,600	801,780
Wal-Mart de Mexico SA de CV Series C	1,365,530	3,820,579
TOTAL MEXICO		37,159,343
Peru - 0.6%
Compania de Minas Buenaventura SA sponsored ADR	69,000	1,839,540
Credicorp Ltd. (NY Shares)	40,800	379,440
TOTAL PERU		2,218,980
Philippines - 0.4%
Philippine Long Distance Telephone Co.	161,100	1,463,822
Poland - 0.4%
Bank Polska Kasa Opieki	56,300	1,552,033
Russia - 3.0%
Lukoil Oil Co. sponsored ADR	16,400	1,181,784
Surgutneftegaz JSC sponsored ADR	150,600	2,882,484
Unified Energy Systems sponsored ADR	345,700	5,130,188
YUKOS Corp. sponsored ADR	13,600	1,999,200
TOTAL RUSSIA		11,193,656
South Africa - 7.4%
Anglo American Platinum Corp. Ltd.	50,100	2,381,018
Bidvest Group Ltd.	362,932	1,592,165
Boe Ltd.	4,701,500	1,511,637
FirstRand Ltd.	5,276,400	3,907,345
Gold Fields Ltd.	158,300	1,902,330
Harmony Gold Mining Co. Ltd.	171,400	2,197,930
Harmony Gold Mining Co. Ltd. warrants 6/29/03 (a)	44,100	425,787
Impala Platinum Holdings Ltd.	67,200	4,359,055
Nedcor Ltd.	321,200	4,124,897
Sasol Ltd.	465,900	4,935,011
TOTAL SOUTH AFRICA		27,337,175
Taiwan - 12.5%
Advanced Semiconductor Engineering, Inc.	3,442,000	3,276,204
Asustek Computer, Inc.	374,000	1,353,822
Cathay Financial Holding Co. Ltd. (a)	1,955,733	2,933,317
ChinaTrust Commercial Bank	4,180,085	3,701,431
Formosa Plastic Corp.	1,640,000	1,920,508
Fubon Financial Holding Co. Ltd. (a)	4,351,000	4,442,613
Hon Hai Precision Industries Co. Ltd.	703,224	3,083,070
Macronix International Co. Ltd.	2,828,000	2,202,365
MediaTek, Inc.	128,000	2,410,845
Mitac Technology Corp.	509,000	741,405
Nan Ya Plastics Corp.	1,024,740	1,067,006
Quanta Computer, Inc.	710,250	2,396,863
Siliconware Precision Industries Co. Ltd.	1,370,000	1,292,155
Sunplus Technology Co. Ltd.	633,000	2,190,943
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Taiwan Semiconductor Manufacturing Co. Ltd.	2,833,453	$ 7,151,057
United Microelectronics Corp.	3,382,050	5,170,137
Winbond Electronics Corp.	1,008,000	712,316
TOTAL TAIWAN		46,046,057
Thailand - 0.9%
Advanced Info Service PCL (For. Reg.)	778,400	791,990
Bangkok Bank Ltd. PCL (For. Reg.) (a)	1,457,300	2,156,716
Shin Corp. PCL (For. Reg.) (a)	1,150,000	428,142
TOTAL THAILAND		3,376,848
Turkey - 0.4%
Hurriyet Gazetecilik ve Matbaacilik AS	327,347,996	1,367,529
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	0
TOTAL TURKEY		1,367,529
United Kingdom - 2.5%
Anglo American PLC	399,107	6,285,150
Antofagasta PLC	37,500	316,165
Dimension Data Holdings PLC (a)	1,355,100	1,187,681
South African Breweries PLC	177,100	1,419,390
TOTAL UNITED KINGDOM		9,208,386
TOTAL COMMON STOCKS (Cost $286,934,692)		344,900,396
Money Market Funds - 7.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	17,418,033	$ 17,418,033
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	10,359,934	10,359,934
TOTAL MONEY MARKET FUNDS (Cost $27,777,967)		27,777,967
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $314,712,659)		372,678,363
NET OTHER ASSETS - (1.0)%		(3,591,536)
NET ASSETS - 100%		$ 369,086,827
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $233,633,684 and $149,019,761, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,644 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $317,104,358. Net unrealized appreciation aggregated $55,574,005, of which $77,307,236 related to appreciated investment securities and $21,733,231 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $471,696,000 of which $96,913,000, $19,326,000, $309,416,000 and $46,041,000 will expire on September 30, 2004, 2006, 2007 and 2008, respectively.

The fund intends to elect to defer to its fiscal year ending September 30, 2002 approximately $36,843,000 of losses recognized during the period November 1, 2001 to September 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,109,508) (cost $314,712,659) - See accompanying schedule		$ 372,678,363
Foreign currency held at value (cost $3,741,261)		3,744,281
Receivable for investments sold		5,989,654
Receivable for fund shares sold		3,100,732
Dividends receivable		1,085,253
Interest receivable		26,192
Redemption fees receivable		29,212
Other receivables		3,676
Total assets		386,657,363
Liabilities
Payable for investments purchased	$ 4,265,661
Payable for fund shares redeemed	2,534,092
Accrued management fee	213,180
Other payables and accrued expenses	197,669
Collateral on securities loaned, at value	10,359,934
Total liabilities		17,570,536
Net Assets		$ 369,086,827
Net Assets consist of:
Paid in capital		$ 821,973,337
Undistributed net investment income		566,394
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(511,444,728)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,991,824
Net Assets, for 41,787,266 shares outstanding		$ 369,086,827
Net Asset Value and redemption price per share ($369,086,827 ÷ 41,787,266 shares)		$ 8.83
Maximum offering price per share (100/97.00 of $8.83)		$ 9.10

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 2,872,286
Interest		114,475
Security lending		15,356
		3,002,117
Less foreign taxes withheld		(286,765)
Total income		2,715,352
Expenses
Management fee	$ 1,006,225
Transfer agent fees	586,237
Accounting and security lending fees	83,979
Non-interested trustees' compensation	1,134
Custodian fees and expenses	151,495
Registration fees	15,946
Audit	24,970
Legal	654
Foreign tax expense	112,322
Miscellaneous	5,915
Total expenses before reductions	1,988,877
Expense reductions	(19,622)	1,969,255
Net investment income (loss)		746,097
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,125,448)
Foreign currency transactions	(205,444)
Total net realized gain (loss)		(1,330,892)
Change in net unrealized appreciation (depreciation) on: Investment securities	76,146,382
Assets and liabilities in foreign currencies	19,948
Total change in net unrealized appreciation (depreciation)		76,166,330
Net gain (loss)		74,835,438
Net increase (decrease) in net assets resulting from operations		$ 75,581,535
Other Information
Sales charges paid to FDC		$ 122,744

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 746,097	$ 2,034,664
Net realized gain (loss)	(1,330,892)	(41,478,303)
Change in net unrealized appreciation (depreciation)	76,166,330	(34,037,905)
Net increase (decrease) in net assets resulting from operations	75,581,535	(73,481,544)
Distributions to shareholders from net investment income	(936,195)	(1,018,114)
Share transactions Net proceeds from sales of shares	127,331,268	50,806,895
Reinvestment of distributions	910,011	992,591
Cost of shares redeemed	(38,185,055)	(77,748,645)
Net increase (decrease) in net assets resulting from share transactions	90,056,224	(25,949,159)
Redemption fees	221,669	167,445
Total increase (decrease) in net assets	164,923,233	(100,281,372)
Net Assets
Beginning of period	204,163,594	304,444,966
End of period (including undistributed net investment income of $566,394 and undistributed net investment income of $756,492, respectively)	$ 369,086,827	$ 204,163,594
Other Information Shares
Sold	15,058,461	6,159,895
Issued in reinvestment of distributions	120,212	122,090
Redeemed	(4,687,526)	(9,925,586)
Net increase (decrease)	10,491,147	(3,643,601)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 8.71	$ 9.35	$ 6.74	$ 10.35	$ 16.61
Income from Investment Operations
Net investment income (loss) E	.02	.06	.02 F	.07	.09	.15
Net realized and unrealized gain (loss)	2.31	(2.22)	(.68)	2.53	(3.47)	(6.17)
Total from investment operations	2.33	(2.16)	(.66)	2.60	(3.38)	(6.02)
Distributions from net investment income	(.03)	(.03)	-	-	(.08)	(.13)
Distributions in excess of net investment income	-	-	-	-	(.15)	(.12)
Total distributions	(.03)	(.03)	-	-	(.23)	(.25)
Redemption fees added to paid in capital E	.01	-	.02	.01	-	.01
Net asset value, end of period	$ 8.83	$ 6.52	$ 8.71	$ 9.35	$ 6.74	$ 10.35
Total Return B, C, D	35.97%	(24.87)%	(6.84)%	38.72%	(33.23)%	(36.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.44% A	1.54%	1.39%	1.45%	1.59%	1.36%
Expenses net of voluntary waivers, if any	1.44% A	1.54%	1.39%	1.45%	1.59%	1.36%
Expenses net of all reductions	1.42% A	1.45%	1.35%	1.42%	1.56%	1.35%
Net investment income (loss)	.54% A	.78%	.15%	.90%	1.01%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 369,087	$ 204,164	$ 304,445	$ 402,392	$ 270,709	$ 499,168
Portfolio turnover rate	114% A	113%	100%	94%	87%	69%

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.02 per share. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	9.69%	-9.70%	29.51%	151.36%
MSCI Europe	5.81%	-12.01%	30.13%	146.87%
European Region Funds Average	6.53%	-12.60%	29.84%	126.78%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - an unmanaged market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2002, the index included over 500 equity securities of companies domiciled in 16 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 192 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-9.70%	5.31%	9.66%
MSCI Europe	-12.01%	5.41%	9.46%
European Region Funds Average	-12.60%	4.93%	8.30%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $25,136 - a 151.36% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,687 - a 146.87% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Europe

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Thierry Serero, Portfolio Manager of Fidelity Europe Fund

Q. How did the fund perform, Thierry?

A. For the six months that ended April 30, 2002, the fund returned 9.69%. This beat the Morgan Stanley Capital International (MSCI) Europe Index, which returned 5.81% during the same period, as well as the European region funds average, which returned 6.53% according to Lipper Inc. For the 12 months that ended April 30, 2002, the fund returned -9.70%, while the index and peer group average returned -12.01% and -12.60%, respectively.

Q. What factors contributed to the fund's six-month outperformance?

A. Being aggressive helped. For example, our increased emphasis on technology stocks - particularly in the semiconductor and software areas - paid off handsomely as these stocks staged a nice rally from September through January. The fund also benefited from good stock selection in the health care and energy sectors, as well as from its lower-than-benchmark stake in telecommunications stocks, which continued to lag the overall market.

Q. Can you guide us through your technology strategy?

A. Stocks with long-term growth potential were a precious commodity during the period, and the technology sector was one of the few groups that offered glimmers of hope. One trend I latched on to involved increased demand for semiconductor chips. Many chip buyers had scaled back their inventories over the past couple of years and were forced to restock due to the higher demand. The fund's top technology performer during the period was ASML, a Netherlands-based semiconductor company that benefited from the increased global demand. Germany's Infineon Technologies also fared well. On the software side, our best stock during the period was Business Objects, a French company that develops customized business management solutions. Other software names that performed well included France's Dassault Systemes - which specializes in business-to-business products - and Germany's SAP, which gained market share from several of its chief rivals.

Q. Health care stocks also provided positive returns for the fund. Where did you find opportunities?

A. My aggressive approach filtered into this sector as well, as I focused mainly on the medical technology and biopharmaceutical fields - and de-emphasized the fund's exposure to large pharmaceutical stocks. The fund's investment in Sweden-based Nobel Biocare - an innovative maker of dental implants - performed well, as did its position in Swiss biopharmaceutical firm Actelion. Our best health performer during the period was Italy's Luxottica, which manufactures and sells eyeglasses and other personal-care items. Luxottica has been one of the fund's steadiest performers over the past 12 months, as the company continued to deliver on earnings expectations and consistently traded at reasonable valuations.

Q. Several energy stocks show up as positive contributors during the period. Why did these stocks perform well?

A. I steered clear of the larger, integrated energy companies - such as France's TotalFinaElf - and instead focused on smaller energy services stocks, such as France's Technip-Coflexip and Italy's Saipem. My reasoning was pegged to the instability of the world's oil supplies and the price fluctuations that accompanied that uncertainty. The large, integrated energy stocks are more dependent on price swings than the smaller services names. Both Technip and Saipem performed well during the period. Another good services stock was Russia-based YUKOS, which I liked for its relatively low valuation and growth potential.

Q. Which stocks were disappointing?

A. I reduced the fund's exposure to telecom stocks, but kept a fairly sizable position in U.K.-based Vodafone, which I felt would hold up better than its struggling competitors. Unfortunately, I was wrong. Other disappointments included U.K. software company ARM Holdings, and two German stocks - asset management firm MLP, and construction company Holzmann.

Q. What's your outlook, Thierry?

A. Over the long term, I'm optimistic that European economies will improve, investors will become more confident and growth investing - particularly in technology - could come back into style. Getting there, however, will be the hard part. I think we'll see improvement in bits and pieces, and it's important for investors not to get too up or too down. As for me, I'll continue to search for the best long-term growth potential I can find, and will most likely stick with my aggressive approach.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Fund number: 301

Trading symbol: FIEUX

Start date: October 1, 1986

Size: as of April 30, 2002, more than $1.1 billion

Manager: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity International Services Limited, 1991-1994; joined Fidelity in 1991

3

Semiannual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
United Kingdom	19.5%
France	17.6%
Germany	14.8%
Italy	12.0%
Switzerland	11.0%
Netherlands	6.6%
United States of America	4.5%
Finland	4.2%
Russia	2.7%
Other	7.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
France	20.7%
United Kingdom	20.6%
Germany	17.4%
Italy	7.9%
United States of America	7.5%
Switzerland	6.8%
Spain	5.4%
Finland	4.3%
Netherlands	4.2%
Other	5.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.9	94.2
Bonds	1.9	1.8
Short-Term Investments and Net Other Assets	1.2	4.0
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
MLP AG (Germany, Diversified Financials)	4.4	5.0
Luxottica Group Spa sponsored ADR (Italy, Health Care Equipment & Supplies)	4.1	3.5
Business Objects SA (France, Software)	4.0	4.6
Credit Suisse Group (Reg.) (Switzerland, Banks)	2.9	3.1
BNP Paribas SA (France, Banks)	2.6	1.0
ASML Holding NV (Netherlands, Semiconductor Equipment & Products)	2.5	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5	0.0
Karstadt Quelle AG (Germany, Multiline Retail)	2.4	1.9
Technip-Coflexip SA (France, Energy Equipment & Services)	2.3	2.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.2	2.6
	29.9
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.9	20.5
Financials	21.5	25.6
Health Care	15.7	10.7
Consumer Discretionary	12.5	10.1
Industrials	9.7	10.1
Energy	7.5	6.1
Consumer Staples	3.9	3.5
Telecommunication Services	3.7	5.3
Materials	1.6	4.1
Utilities	0.8	0.0

Semiannual Report

Europe

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1)
Austria - 0.1%
Erste Bank der Oesterreichischen Sparkassen AG	19,700	$ 1,472,081
Belgium - 0.1%
Integrated Production & Test Engineering (IPTE) (a)	77,200	352,381
Ubizen NV (a)	62,800	240,290
TOTAL BELGIUM		592,671
Croatia - 0.6%
Pliva D.D. unit	536,750	7,675,525
Czech Republic - 0.1%
Komercni Banka AS unit (a)	86,500	1,483,475
Denmark - 0.4%
Group 4 Falck AS	45,300	5,311,530
Finland - 4.2%
Fortum Oyj	2,063,700	11,296,331
Kone Oyj (B Shares)	140,420	13,286,755
Nokia Corp.	1,575,410	25,616,172
TOTAL FINLAND		50,199,258
France - 16.8%
ActivCard SA (a)	1,385,090	8,310,540
Alcatel SA (RFD)	170,480	2,149,752
Beghin-Say SA (a)	146,560	5,924,464
BNP Paribas SA	583,296	30,458,201
Business Objects SA (a)	1,450,845	48,198,623
Cerep SA (a)	39,980	695,044
Christian Dior SA	3,150	126,909
Dassault Systemes SA	587,596	26,365,992
Essilor International SA	295,411	12,010,687
Euler SA	188,140	7,259,731
Financiere Marc de Lacharriere SA (Fimalac)	143,018	6,170,136
Neopost SA (a)	418,584	15,831,518
Nicox SA (a)	34,387	1,807,983
Silicon On Insulator TEChnologies SA (SOITEC) (a)	73,179	988,246
Technip-Coflexip SA	196,815	27,748,353
TRANSGENE SA sponsored ADR (a)	366,500	897,925
Zodiac SA	208,594	5,239,541
TOTAL FRANCE		200,183,645
Germany - 14.0%
Allianz AG (Reg.)	50,280	11,835,079
Articon-Integralis AG (Reg.) (a)	136,740	513,356
Axa Colonia Konzern AG	18,100	1,238,453
Brokat Technologies AG (a)	547,010	29,548
Celanese AG (Reg.)	321,800	7,242,914
Continental Gummi-Werke AG	741,672	12,519,887
Deutsche Boerse AG	111,090	4,940,708
Evotec OAI AG (a)	221,600	1,496,299

	Shares	Value (Note 1)
Heidelberger Zement AG (Frankfurt)	107,720	$ 5,329,068
Infineon Technologies AG	541,380	9,845,569
Karstadt Quelle AG	955,890	29,044,837
MLP AG	891,614	52,497,896
Rational AG	32,188	1,109,890
SAP AG	197,760	25,746,846
Stada Arzneimittel AG	79,793	2,747,790
TOTAL GERMANY		166,138,140
Greece - 0.0%
Antenna TV SA sponsored ADR (a)	348,970	471,110
Ireland - 0.6%
IAWS Group PLC (Ireland)	709,540	5,832,234
IWP International PLC (United Kingdom) (Reg.)	568,270	898,593
TOTAL IRELAND		6,730,827
Italy - 12.0%
Amplifon Spa	121,061	2,558,024
Autogrill Spa	1,256,100	14,807,570
Banca Popolare di Verona	766,100	9,511,236
Banca Populare di Novara	1,434,800	10,747,364
Benetton Group Spa	932,200	13,117,628
Cassa Di Risparmio Di Firenze	5,240,700	6,463,937
Compagnie Industriali Riunite Spa (CIR)	2,785,300	3,239,826
De Longhi Spa	623,234	2,854,303
Fila Holding Spa sponsored ADR (a)	576,000	1,036,800
Holding di Partecipazioni Industriali Spa	1,130,700	3,349,119
Interpump Group Spa	623,400	2,540,204
Luxottica Group Spa sponsored ADR	2,425,560	48,753,756
Recordati Spa	305,500	6,691,763
Saeco International Group	1,358,828	3,520,810
Saipem Spa	2,032,517	13,264,764
TOTAL ITALY		142,457,104
Luxembourg - 0.2%
Gemplus International SA (a)	1,540,820	2,288,880
Netherlands - 6.6%
ASML Holding NV (a)	1,311,700	29,759,272
Buhrmann NV	1,175,313	15,036,088
EADS NV	641,100	9,592,770
Euronext NV	309,162	6,404,570
Gucci Group NV	40,900	3,958,394
Hagemeyer NV	276,500	5,464,078
Koninklijke KPN NV	1,862,970	8,436,476
TOTAL NETHERLANDS		78,651,648
Norway - 1.3%
DnB Holding ASA	590,720	3,118,887
Norsk Hydro AS	238,640	11,734,207
TOTAL NORWAY		14,853,094
Poland - 0.3%
Agora SA unit (a)	263,280	4,080,840
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 2.7%
OAO Gazprom sponsored ADR	621,670	$ 9,946,720
Unified Energy Systems sponsored ADR	372,190	5,523,300
YUKOS Corp. sponsored ADR	113,900	16,743,300
TOTAL RUSSIA		32,213,320
Spain - 1.8%
Banco Popular Espanol SA (Reg.)	157,190	6,440,491
NH Hoteles SA (a)	1,167,020	15,234,688
TOTAL SPAIN		21,675,179
Sweden - 1.6%
Nobel Biocare AB	219,361	12,982,599
Telefonaktiebolaget LM Ericsson AB (B Shares)	2,518,600	6,271,315
TOTAL SWEDEN		19,253,914
Switzerland - 11.0%
Actelion Ltd. (Reg.) (a)	352,979	16,584,078
Credit Suisse Group (Reg.)	981,780	35,050,566
Fantastic Corp. (a)	267,570	45,770
Geberit International AG (Reg.)	22,710	6,029,887
Lindt & Spruengli AG	23,154	14,027,522
Pargesa Holding SA	5,917	12,685,556
Roche Holding AG (participation certificate)	384,280	29,160,713
Schindler Holding AG	5,146	9,925,519
Sez Holding AG	62,938	3,151,569
SIG Holding AG	32,797	3,973,919
TOTAL SWITZERLAND		130,635,099
United Kingdom - 18.6%
Amdocs Ltd. (a)	837,910	18,207,784
ARM Holdings PLC (a)	7,230,810	23,289,383
Axis Shield PLC (a)	942,483	4,910,530
British Energy PLC	1,441,200	3,360,648
British Sky Broadcasting Group PLC (a)	212,500	2,378,477
Cambridge Antibody Technology Group PLC (a)	133,700	2,279,796
Capita Group PLC	1,743,045	9,697,648
Diageo PLC	1,422,700	18,889,066
EGG PLC (a)	5,716,540	14,579,749
GUS PLC	1,199,834	10,911,502
London Stock Exchange PLC	664,900	4,418,755
Marconi PLC	15,000,000	2,142,378
mmO2 PLC (a)	7,620,000	4,830,844
NDS Group PLC sponsored ADR (a)	606,360	6,639,642
Prudential PLC	1,248,763	13,285,615
Rank Group PLC	1,970,710	8,034,735
Serco Group PLC	6,183,182	24,015,300

	Shares	Value (Note 1)
Sportingbet PLC (a)	2,397,370	$ 3,721,032
Standard Chartered PLC	597,700	7,360,693
Stanley Leisure PLC	1,156,330	6,302,780
Vodafone Group PLC	16,420,817	26,601,758
Xstrata PLC (a)	397,710	5,436,860
TOTAL UNITED KINGDOM		221,294,975
United States of America - 3.3%
Decode Genetics, Inc. (a)	303,600	1,684,980
Infonet Services Corp. Class B (a)	1,951,420	4,176,039
Synthes-Stratec, Inc. (c)	12,000	7,445,310
Synthes-Stratec, Inc.	41,679	25,869,013
TOTAL UNITED STATES OF AMERICA		39,175,342
TOTAL COMMON STOCKS (Cost $1,157,754,134)		1,146,837,657
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.6%
ProSiebenSat.1 Media AG (Cost $4,139,366)	756,700	7,160,011
Corporate Bonds - 1.9%
Moody's Ratings (unaudited)			Principal Amount
Convertible Bonds - 0.5%
France - 0.3%
Silicon On Insulator TEChnologies SA (SOITEC) 5.5% 11/27/06	-	EUR	190,000	3,908,652
Germany - 0.2%
Philipp Holzmann AG 3.25% 12/8/03	-	DEM	40,310,000	2,226,559
TOTAL CONVERTIBLE BONDS				6,135,211
Nonconvertible Bonds - 1.4%
France - 0.5%
Eurotunnel Finance Ltd. euro:
1% 4/30/40 (d)	-	EUR	1,395	1,448,890
1% 4/30/40 (d)	-	EUR	4,020	4,175,297
TOTAL FRANCE				5,624,187
Corporate Bonds - continued
Moody's Ratings (unaudited)			Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
United Kingdom - 0.9%
Credit Linked & Structured Securities Ltd. euro:
0.771% 12/31/50 (d)	-	FRF	69,000,000	$ 3,740,530
1.0335% 12/31/50 (d)	-	GBP	12,400,000	7,138,345
TOTAL UNITED KINGDOM				10,878,875
TOTAL NONCONVERTIBLE BONDS				16,503,062
TOTAL CORPORATE BONDS (Cost $37,568,964)				22,638,273
Money Market Funds - 9.0%
	Shares
Fidelity Cash Central Fund, 1.85% (b)	8,458,200	8,458,200
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	98,732,563	98,732,563
TOTAL MONEY MARKET FUNDS (Cost $107,190,763)		107,190,763
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $1,306,653,227)		1,283,826,704
NET OTHER ASSETS - (7.8)%		(93,345,016)
NET ASSETS - 100%		$ 1,190,481,688
Currency Abbreviations
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,445,310 or 0.6% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $610,714,552 and $555,563,979, respectively.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $45,597,588.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $1,311,936,215. Net unrealized depreciation aggregated $28,109,511, of which $196,520,853 related to appreciated investment securities and $224,630,364 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approx-
imately $107,338,000 of which $252,000 and $107,086,000 will expire on October 31, 2006 and 2009, respectively. Of the loss carryforwards expiring on October 31, 2006, $252,000 was acquired in the merger of the Fidelity Germany Fund and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $137,322,993) (cost $1,306,653,227) - See accompanying schedule		$ 1,283,826,704
Receivable for investments sold		19,613,514
Receivable for fund shares sold		1,886,691
Dividends receivable		3,030,551
Interest receivable		291,970
Redemption fees receivable		1,005
Other receivables		166,884
Total assets		1,308,817,319
Liabilities
Payable for investments purchased	$ 17,409,712
Payable for fund shares redeemed	926,599
Accrued management fee	921,737
Other payables and accrued expenses	345,020
Collateral on securities loaned, at value	98,732,563
Total liabilities		118,335,631
Net Assets		$ 1,190,481,688
Net Assets consist of:
Paid in capital		$ 1,351,266,645
Accumulated net investment (loss)		(4,260,550)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(133,703,815)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(22,820,592)
Net Assets, for 48,308,090 shares outstanding		$ 1,190,481,688
Net Asset Value, offering price and redemption price per share ($1,190,481,688 ÷ 48,308,090 shares)		$ 24.64

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 4,218,194
Interest		1,743,139
Security lending		412,977
		6,374,310
Less foreign taxes withheld		(598,515)
Total income		5,775,795
Expenses
Management fee Basic fee	$ 4,253,676
Performance adjustment	865,668
Transfer agent fees	1,619,051
Accounting and security lending fees	305,129
Non-interested trustees' compensation	1,757
Custodian fees and expenses	217,225
Registration fees	19,278
Audit	25,400
Legal	3,299
Miscellaneous	7,552
Total expenses before reductions	7,318,035
Expense reductions	(305,982)	7,012,053
Net investment income (loss)		(1,236,258)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(15,577,139)
Foreign currency transactions	(110,932)
Total net realized gain (loss)		(15,688,071)
Change in net unrealized appreciation (depreciation) on: Investment securities	118,592,640
Assets and liabilities in foreign currencies	69,803
Total change in net unrealized appreciation (depreciation)		118,662,443
Net gain (loss)		102,974,372
Net increase (decrease) in net assets resulting from operations		$ 101,738,114
Other Information Deferred sales charges withheld by FDC		$ 9,859

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,236,258)	$ 5,642,782
Net realized gain (loss)	(15,688,071)	(112,441,203)
Change in net unrealized appreciation (depreciation)	118,662,443	(260,738,144)
Net increase (decrease) in net assets resulting from operations	101,738,114	(367,536,565)
Distributions to shareholders from net investment income	(11,245,074)	(4,931,865)
Distributions to shareholders from net realized gain	-	(168,063,169)
Total distributions	(11,245,074)	(172,995,034)
Share transactions Net proceeds from sales of shares	135,663,094	346,618,500
Reinvestment of distributions	10,834,199	168,108,221
Cost of shares redeemed	(105,934,159)	(340,065,705)
Net increase (decrease) in net assets resulting from share transactions	40,563,134	174,661,016
Redemption fees	57,490	146,116
Total increase (decrease) in net assets	131,113,664	(365,724,467)
Net Assets
Beginning of period	1,059,368,024	1,425,092,491
End of period (including accumulated net investment loss of $4,260,550 and undistributed net investment income of $8,220,782, respectively)	$ 1,190,481,688	$ 1,059,368,024
Other Information Shares
Sold	5,490,084	12,893,431
Issued in reinvestment of distributions	434,411	5,735,524
Redeemed	(4,322,994)	(12,777,436)
Net increase (decrease)	1,601,501	5,851,519

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.68	$ 34.88	$ 34.09	$ 32.82	$ 31.05	$ 27.12
Income from Investment Operations
Net investment income (loss) E	(.03) H	.12	.20	.25	.39	.44
Net realized and unrealized gain (loss)	2.23 H	(8.11)	2.70	3.54	4.10	5.44
Total from investment operations	2.20	(7.99)	2.90	3.79	4.49	5.88
Distributions from net investment income	(.24)	(.12)	(.18)	(.28)	(.39)	(.24)
Distributions from net realized gain	-	(4.09)	(1.94)	(2.25)	(2.35)	(1.73)
Total distributions	(.24)	(4.21)	(2.12)	(2.53)	(2.74)	(1.97)
Redemption fees added to paid in capital E	.00	.00	.01	.01	.02	.02
Net asset value, end of period	$ 24.64	$ 22.68	$ 34.88	$ 34.09	$ 32.82	$ 31.05
Total Return B, C, D	9.69%	(25.64)%	8.51%	12.18%	15.45%	23.35%
Ratios to Average Net Assets F
Expenses before expense reductions	1.25% A	1.06%	1.09%	.96%	1.10%	1.19%
Expenses net of voluntary waivers, if any	1.25% A	1.06%	1.09%	.96%	1.10%	1.19%
Expenses net of all reductions	1.20% A	.99%	1.05%	.89%	1.09%	1.18%
Net investment income (loss)	(.21)% A,H	.45%	.54%	.76%	1.15%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,190,482	$ 1,059,368	$ 1,425,092	$ 1,317,402	$ 1,586,358	$ 916,108
Portfolio turnover rate	98% A	123%	144% G	106%	114%	57%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the former sales charge.
E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G The portfolio turnover rate does not include the assets acquired in the merger. H Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.02 and decrease net realized and unrealized gain (loss) per share by $.02. Without this change the ratio of net investment income to average net assets would have been (0.38)%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe Capital Appreciation

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	15.40%	1.57%	55.12%	154.59%
MSCI Europe	5.81%	-12.01%	30.13%	106.57%
European Region Funds Average	6.53%	-12.60%	29.84%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2002, the index included over 500 equity securities of companies domiciled in 16 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 192 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	1.57%	9.18%	11.82%
MSCI Europe	-12.01%	5.41%	9.60%
European Region Funds Average	-12.60%	4.93%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $25,459 - a 154.59% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,657 - a 106.57% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Europe Capital Appreciation

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the six months ending April 30, 2002, the fund returned 15.40%. By comparison, the Morgan Stanley Capital International Europe Index returned 5.81%, while the Lipper Inc. European region funds average returned 6.53%. For the 12 months ending April 30, 2002, the fund returned 1.57%, while the Morgan Stanley index fell 12.01% and the Lipper average returned -12.60%.

Q. How did the fund manage to outperform the index and the peer average during the past six months?

A. What it really came down to was positive stock selection across a variety of sectors in the more developed European markets. I try to manage the fund by focusing on individual companies and their growth potential, rather than by following macroeconomic trends. I also look for companies whose growth prospects are underappreciated by the market, which often gives me what I call the "double whammy" of appreciating earnings and expanding multiples. If you look back at the market for the past year or two, I think the unmistakable conclusion is that earnings and valuations really do matter. While I may tend to find particular value in certain sectors - as recently occurred mainly in the consumer area - I try to remain sector-agnostic and keep the fund open to any idea that looks like it can deliver good growth at an attractive valuation. If I found a lot of upside from the consumer sector, it's because that's where the good ideas happened to be.

Q. So, where in particular did you find your best ideas?

A. The biggest contributors to performance came from a variety of consumer-related names. SEB, a French manufacturer of domestic appliances, was grossly underappreciated by the market when I bought it, but began taking off as investors watched the company consistently deliver on its earnings. There were a number of similar stories where earnings growth drove undervalued stock prices higher: Pernod-Ricard, the French spirits company; the U.K.'s Diageo, the world's largest spirits company; BNP Paribas, the French financial services firm; and Anglo-Dutch consumer products giant Unilever, to name a few. The fund also found value in airline holdings British Airways and Lufthansa, whose prices came off historical lows in response to industry consolidation in Europe and a rebound in activity following the September 11 tragedy. As a successful play on the prospects of rising gold prices, Harmony Gold Mining, a U.K.-listed South African mining operation, also contributed nicely to overall fund performance.

Q. What individual holdings didn't perform as well as you'd hoped?

A. Laurus, the Dutch food retailer, was somewhat disappointing. I bought it at what I thought was a very cheap price based on its turnaround prospects, but the company decided to sell itself instead, and the deal was consummated at a price well under its then-current market value. That position has since been sold. 3i Group, the U.K.'s leading venture capital firm, also held back performance as the market became concerned about what it thought was the company's concentration in technology-related investments. I still liked this company's prospects, however, and used the falling stock price as an opportunity to add to the fund's 3i position. Another disappointment was Novo-Nordisk, the Danish manufacturer of insulin products. The company issued an unexpected profits warning based on slowing sales growth and saw its stock price plummet. The fund no longer owns this stock.

Q. What's your outlook for the next six months, Ian?

A. I'm optimistic about our ability to find good stocks to invest in. As always, I work very closely with our more than 50 research analysts in London, as well as our analysts here in Boston, to identify stories with improving earnings and low valuations. If we can continue to find those good stories - and I believe there are plenty of them out there - then we've got the potential for that double whammy that I've been talking about, which can drive strong performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Fund number: 341

Trading symbol: FECAX

Start date: December 21, 1993

Size: as of April 30, 2002, more than $520 million

Manager: Ian Hart, since 2000; manager, Fidelity Advisor Europe Capital Appreciation Fund, since 2000; international equity analyst, 1997-2000; European equity analyst in the U.K., 1994-1997; joined Fidelity in 1994

3

Semiannual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
United Kingdom	31.3%
France	22.1%
Germany	9.6%
Netherlands	7.2%
Italy	6.8%
Switzerland	6.0%
Spain	4.9%
United States of America	3.8%
Ireland	2.6%
Other	5.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
United Kingdom	32.7%
France	19.0%
Germany	9.2%
Switzerland	8.8%
Netherlands	8.1%
Spain	7.4%
United States of America	4.2%
Italy	3.0%
Finland	1.9%
Other	5.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	95.8
Short-Term Investments and Net Other Assets	3.8	4.2
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Series B (France, Oil & Gas)	5.1	4.5
Pernod-Ricard (France, Beverages)	4.7	2.3
Trinity Mirror PLC (United Kingdom, Media)	3.5	3.0
Unilever PLC (United Kingdom, Food Products)	3.3	2.4
SEB SA (France, Household Durables)	3.2	2.5
British Airways PLC (United Kingdom, Airlines)	3.2	0.8
Diageo PLC (United Kingdom, Beverages)	2.9	1.9
3i Group PLC (United Kingdom, Diversified Financials)	2.7	0.0
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.6	3.3
Banca Nazionale del Lavoro (BNL) (Italy, Banks)	2.6	1.4
	33.8
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.1	19.0
Financials	22.8	27.8
Consumer Staples	17.0	15.1
Industrials	10.0	2.9
Health Care	9.1	13.3
Energy	7.4	6.5
Materials	1.4	1.4
Information Technology	1.3	4.0
Telecommunication Services	0.1	5.8

Semiannual Report

Europe Capital Appreciation

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
Austria - 0.6%
VA Technologie AG	102,100	$ 3,117,029
Belgium - 0.8%
D'ieteren SA	8,700	1,738,839
KBC Bancassurance Holding NV	67,100	2,420,030
TOTAL BELGIUM		4,158,869
Croatia - 0.1%
Pliva D.D. unit	31,800	454,740
Denmark - 0.5%
Danske Bank AS	154,100	2,781,218
Finland - 0.5%
Instrumentarium Oyj	101,000	2,618,793
France - 22.1%
Aventis SA (France)	65,797	4,648,558
BIC Ste	84,200	3,289,948
BNP Paribas SA	228,800	11,947,341
Castorama Dubois Investissements SA	52,920	2,944,392
Christian Dior SA	64,400	2,594,575
Clarins SA	77,100	4,681,916
Club Mediterranee SA (a)	112,000	4,525,412
CNP Assurances	79,900	2,948,573
Groupe Partouche	4,849	315,630
ILOG SA sponsored ADR (a)	206,900	2,168,312
Pernod-Ricard	265,514	24,501,831
Sanofi-Synthelabo SA	52,100	3,332,645
SEB SA	205,700	16,713,552
Technip-Coflexip SA	14,200	2,002,015
TotalFinaElf SA Series B	175,500	26,574,206
Valeo SA	40,000	1,710,570
TOTAL FRANCE		114,899,476
Germany - 9.3%
Adidas-Salomon AG	21,800	1,475,916
Allianz AG (Reg.)	24,071	5,665,915
Deutsche Boerse AG	93,902	4,176,275
Deutsche Lufthansa AG (Reg.)	449,500	6,948,439
Douglas Holding AG	62,700	1,509,441
Fraport AG Frankfurt Airport Services Worldwide	59,562	1,333,084
Gehe AG	104,700	4,383,156
Hochtief AG	69,200	1,498,333
Infineon Technologies AG	117,700	2,140,499
Karstadt Quelle AG	152,700	4,639,809
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	27,707	6,860,018
Schering AG	70,100	4,269,461
Sixt AG	132,800	1,672,642
Zapf Creation AG	87,500	1,964,680
TOTAL GERMANY		48,537,668

	Shares	Value (Note 1)
Greece - 0.0%
Antenna TV SA sponsored ADR (a)	68,200	$ 92,070
Ireland - 2.6%
Fyffes PLC (Ireland)	3,972,000	4,827,589
Independent News & Media PLC (Ireland)	1,765,000	3,336,962
Waterford Wedgwood PLC unit	7,878,000	5,106,646
TOTAL IRELAND		13,271,197
Italy - 6.8%
Amplifon Spa	1,100	23,243
Banca Nazionale del Lavoro (BNL)	5,899,400	13,405,544
Banca Popolare di Verona	308,400	3,828,828
Banca Populare di Novara	324,500	2,430,666
Benetton Group Spa sponsored ADR	303,600	8,546,340
Bulgari Spa	304,700	2,367,394
Cassa Di Risparmio Di Firenze	2,445,800	3,016,677
Davide Campari-Milano Spa	60,200	1,925,657
TOTAL ITALY		35,544,349
Luxembourg - 0.5%
Stolt Offshore SA (a)	160,400	1,411,468
Thiel Logistik AG (a)	106,100	1,127,158
TOTAL LUXEMBOURG		2,538,626
Netherlands - 7.2%
Gamma Holding NV	48,500	1,678,465
Hunter Douglas NV	287,300	9,570,279
ING Groep NV (Certificaten Van Aandelen)	286,298	7,552,195
Koninklijke KPN NV	155,700	705,089
Koninklijke Philips Electronics NV	110,286	3,402,685
Randstad Holdings NV	120,000	1,663,754
Royal Dutch Petroleum Co. (Hague Registry)	163,400	8,539,284
Samas Groep NV (Certificaten Van Aandelen)	210,600	1,611,627
Vopak NV	86,030	1,626,509
Wegener NV	150,500	1,275,009
TOTAL NETHERLANDS		37,624,896
Norway - 0.6%
Bergesen dy ASA (A Shares)	82,700	1,730,825
Schibsted AS (B Shares)	139,800	1,521,119
TOTAL NORWAY		3,251,944
South Africa - 1.0%
Harmony Gold Mining Co. Ltd.	401,700	5,151,159
Spain - 4.9%
Altadis SA	436,300	9,207,253
Banco Santander Central Hispano SA	719,800	6,661,809
Campofrio Alimentacion SA	214,400	2,316,292
Campofrio Alimentacion SA rights 5/15/02 (a)	214,400	237,420
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	458,100	3,089,081
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Cortefiel SA	249,300	$ 1,476,847
Sol Melia SA	363,136	2,697,184
TOTAL SPAIN		25,685,886
Sweden - 1.1%
Electrolux AB (B Shares)	333,500	5,560,393
Switzerland - 6.0%
Barry Callebaut AG	17,790	1,902,615
Credit Suisse Group (Reg.)	147,428	5,263,333
Forbo Holding AG (Reg.)	8,950	2,821,773
Kuoni Reisen Holding AG Class B (Reg.)	6,300	2,044,696
Novartis AG (Reg.)	187,330	7,869,111
PubliGroupe SA (Reg.)	6,410	1,614,784
Roche Holding AG (participation certificate)	70,000	5,311,882
Saurer AG (Reg.)	113,000	2,780,292
Sulzer AG (Reg.)	8,900	1,785,392
TOTAL SWITZERLAND		31,393,878
United Kingdom - 31.3%
3i Group PLC	1,406,300	14,182,828
Aberdeen Asset Management PLC	420,800	1,527,052
Autonomy Corp. PLC (a)	303,100	1,602,404
Avis Europe PLC	786,900	2,402,605
Bodycote International PLC	457,800	1,521,211
British Airways PLC	4,816,800	16,584,760
Carlton Communications PLC	1,524,600	5,499,331
Cordiant Communications Group PLC	1,739,900	2,383,586
De Vere Group PLC	293,800	1,611,043
Diageo PLC	1,148,000	15,241,897
EGG PLC (a)	657,000	1,675,646
GlaxoSmithKline PLC	558,229	13,411,455
Johnston Press PLC	368,300	2,077,263
Lex Service PLC	194,000	1,495,671
Lloyds TSB Group PLC	1,081,700	12,438,345
Lonmin PLC	95,508	1,625,778
Maiden Group PLC	321,500	1,808,619
Morgan Crucible Co. PLC	537,900	1,422,843
Pizzaexpress PLC	178,900	1,754,705
Prudential PLC	452,400	4,813,093
Shanks Group PLC	1,112,400	2,788,484
SkyePharma PLC (a)	1,496,200	1,602,713
SMG PLC	1,758,601	3,998,257
Somerfield PLC (a)	2,514,700	4,947,647
Sportingbet PLC (a)	789,800	1,225,873
St. James's Place Capital PLC	365,100	1,410,056
Sygen International PLC (a)	1,794,600	1,333,880
Thistle Hotels PLC	715,300	1,454,257
Trinity Mirror PLC	2,678,400	18,405,003
Unilever PLC	1,884,900	17,223,282

	Shares	Value (Note 1)
W.H. Smith PLC	436,900	$ 2,852,587
Xstrata PLC (a)	33,500	457,959
TOTAL UNITED KINGDOM		162,780,133
TOTAL COMMON STOCKS (Cost $440,857,074)		499,462,324
Nonconvertible Preferred Stocks - 0.3%

Germany - 0.3%
Escada AG (non-vtg.) (Cost $1,384,102)	76,500	1,652,951
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 1.85% (b)	10,240,722	10,240,722
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	14,526,853	14,526,853
TOTAL MONEY MARKET FUNDS (Cost $24,767,575)		24,767,575
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $467,008,751)		525,882,850
NET OTHER ASSETS - (1.0)%		(5,151,584)
NET ASSETS - 100%		$ 520,731,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $230,898,498 and $183,985,281, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $17,041,478.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $467,325,017. Net unrealized appreciation aggregated $58,557,833, of which $77,757,179 related to appreciated investment securities and $19,199,346 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $22,962,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $29,973,585) (cost $467,008,751) - See accompanying schedule		$ 525,882,850
Receivable for investments sold		9,055,074
Receivable for fund shares sold		1,228,921
Dividends receivable		1,515,742
Interest receivable		29,340
Redemption fees receivable		2
Other receivables		45,453
Total assets		537,757,382
Liabilities
Payable for investments purchased	$ 1,446,396
Payable for fund shares redeemed	411,854
Accrued management fee	406,262
Other payables and accrued expenses	234,751
Collateral on securities loaned, at value	14,526,853
Total liabilities		17,026,116
Net Assets		$ 520,731,266
Net Assets consist of:
Paid in capital		$ 501,496,196
Undistributed net investment income		171,910
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,819,743)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,882,903
Net Assets, for 29,553,272 shares outstanding		$ 520,731,266
Net Asset Value, offering price and redemption price per share ($520,731,266 ÷ 29,553,272 shares)		$ 17.62

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 3,497,503
Interest		204,527
Security lending		112,897
		3,814,927
Less foreign taxes withheld		(369,020)
Total income		3,445,907
Expenses
Management fee Basic fee	$ 1,644,952
Performance adjustment	591,869
Transfer agent fees	576,526
Accounting and security lending fees	137,985
Non-interested trustees' compensation	797
Custodian fees and expenses	100,251
Registration fees	24,645
Audit	16,891
Legal	1,288
Miscellaneous	2,915
Total expenses before reductions	3,098,119
Expense reductions	(74,837)	3,023,282
Net investment income (loss)		422,625
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,764,163)
Foreign currency transactions	(18,687)
Total net realized gain (loss)		(11,782,850)
Change in net unrealized appreciation (depreciation) on: Investment securities	76,264,114
Assets and liabilities in foreign currencies	24,238
Total change in net unrealized appreciation (depreciation)		76,288,352
Net gain (loss)		64,505,502
Net increase (decrease) in net assets resulting from operations		$ 64,928,127

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 422,625	$ 4,616,096
Net realized gain (loss)	(11,782,850)	(26,578,360)
Change in net unrealized appreciation (depreciation)	76,288,352	(71,783,433)
Net increase (decrease) in net assets resulting from operations	64,928,127	(93,745,697)
Distributions to shareholders from net investment income	(4,425,446)	(3,365,528)
Distributions to shareholders from net realized gain	-	(26,617,803)
Total distributions	(4,425,446)	(29,983,331)
Share transactions Net proceeds from sales of shares	94,080,250	88,274,505
Reinvestment of distributions	4,122,592	27,917,039
Cost of shares redeemed	(44,757,661)	(228,926,526)
Net increase (decrease) in net assets resulting from share transactions	53,445,181	(112,734,982)
Redemption fees	12,790	84,523
Total increase (decrease) in net assets	113,960,652	(236,379,487)
Net Assets
Beginning of period	406,770,614	643,150,101
End of period (including undistributed net investment income of $171,910 and undistributed net investment income of $4,226,989, respectively)	$ 520,731,266	$ 406,770,614
Other Information Shares
Sold	5,642,306	5,003,468
Issued in reinvestment of distributions	255,585	1,527,190
Redeemed	(2,705,483)	(13,021,225)
Net increase (decrease)	3,192,408	(6,490,567)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.43	$ 19.58	$ 18.64	$ 16.28	$ 16.57	$ 14.07
Income from Investment Operations
Net investment income (loss) D	.02	.16	.14	.15	.15	.20
Net realized and unrealized gain (loss)	2.34	(3.33)	1.39	2.20	1.79	3.81
Total from investment operations	2.36	(3.17)	1.53	2.35	1.94	4.01
Distributions from net investment income	(.17)	(.11)	(.13)	-	(.17)	(.23)
Distributions from net realized gain	-	(.87)	(.47)	-	(2.08)	(1.29)
Total distributions	(.17)	(.98)	(.60)	-	(2.25)	(1.52)
Redemption fees added to paid in capital D	-	-	.01	.01	.02	.01
Net asset value, end of period	$ 17.62	$ 15.43	$ 19.58	$ 18.64	$ 16.28	$ 16.57
Total Return B, C, F	15.40%	(16.97)%	8.19%	14.50%	13.65%	31.57%
Ratios to Average Net Assets E
Expenses before expense reductions	1.37% A	1.26%	1.09%	1.07%	1.12%	1.10%
Expenses net of voluntary waivers, if any	1.37% A	1.26%	1.09%	1.07%	1.12%	1.10%
Expenses net of all reductions	1.34% A	1.21%	1.04%	.97%	1.08%	1.07%
Net investment income (loss)	.19% A	.90%	.68%	.86%	.89%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 520,731	$ 406,771	$ 643,150	$ 474,755	$ 650,807	$ 372,049
Portfolio turnover rate	85% A	67%	156%	150%	179%	189%

A Annualized B Total returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F Total returns do not include the effect of the former sales charges.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	1.14%	-26.85%	14.53%	36.29%
Fidelity Japan (incl. 3.00% sales charge)	-1.90%	-29.05%	11.10%	32.20%
TOPIX	-2.13%	-23.10%	-22.61%	-17.79%
Japanese Funds Average	-0.20%	-25.02%	-11.53%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,490 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 55 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-26.85%	2.75%	3.27%
Fidelity Japan (incl. 3.00% sales charge)	-29.05%	2.13%	2.94%
TOPIX	-23.10%	-5.00%	-2.01%
Japanese Funds Average	-25.02%	-2.87%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $13,220 - a 32.20% increase on the initial investment. For comparison, look at how the TOPIX did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,221 - a 17.79% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Japan

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Yoko Ishibashi, Portfolio Manager of Fidelity Japan Fund

Q. How did the fund perform, Yoko?

A. For the six months ending April 30, 2002, the fund returned 1.14%, compared with -2.13% for the Tokyo Stock Exchange Index (TOPIX) and -0.20% for the Japanese funds average monitored by Lipper Inc. For the 12 months ending April 30, 2002, the fund returned -26.85%, versus -23.10% for the TOPIX and -25.02% for the Lipper Japanese funds average.

Q. Why did the fund outperform the index and the Lipper average during the six-month period?

A. When the rally that began soon after the September 11 terrorist attacks was still in its early stages, I picked up some good bargains in technology, chemicals and consumer-related sectors that helped our performance relative to the index and the Lipper peer group average. As the rally progressed and the valuations of many stocks became stretched to what I thought were unsustainable levels, I reduced the fund's exposure to technology while still maintaining an overweighted position in the sector. Another factor that helped the fund's performance was my emphasis on top-tier exporting companies, which benefited from generally strong business and financial positioning, as well as a weaker yen that enhanced the value of their repatriated earnings.

Q. Did the Japanese government follow through on any banking reforms?

A. Although the government was moving in the right direction with banking reform, the pace was slower than most observers in the financial community would like to see. Immediately after the election of the new prime minister approximately one year ago, we saw typical post-election euphoria that caused bank stocks to rally on optimism that changes to the banking system would be swift and far-reaching. As time went by and substantive reforms did not occur, a number of bank stocks sold off, reflecting investors' disappointment.

Q. Which stocks made positive contributions to the fund's performance?

A. Auto manufacturer Nissan was the top contributor as well as the fund's largest holding. My high level of conviction about this stock derived from a number of factors. Several years ago, Nissan brought in a new CEO, who implemented a radical restructuring of the company. In the first phase, he pushed through sweeping costs cuts, reduced the number of suppliers and streamlined manufacturing facilities. Phase two was intended not only to grow revenues by introducing new models in Japan and the U.S., but also to improve the profitability of each model from the initial design stage to incentives at the sales level. The fact that the Nissan Altima was recently voted "North American Car of the Year" at the North American International Auto Show is evidence of the company's renewed commitment to producing genuinely popular cars. Shin-Etsu Chemical was another positive contributor. Like General Electric in the U.S., this company has an attractive mix of old economy and new economy businesses, leading market positions in each business and an experienced management team. Investors were attracted by the fact that the company managed to grow earnings in an environment where most of its competitors lost money. Finally, Honda Motor benefited from a strong product cycle with highly rated entries in the fast-growing SUV, or sport utility vehicle, and light truck segments.

Q. What stocks detracted from performance?

A. UFJ Holdings, Mizuho Holdings and Sumitomo Mitsui Banking - all banks - were the top three detractors for reasons I explained earlier. For most of the period I underweighted banks relative to the TOPIX, but they still detracted from the fund's absolute performance. Toymaker Takara also struggled. The stock was sidetracked by profit-taking after a strong run and by the lack of any new blockbuster products.

Q. What's your outlook, Yoko?

A. Although many sectors of the economy are beginning to look better, it's too soon to tell whether the improvement is due to a genuine rebound in demand or merely inventory restocking. I am not convinced that we are out of the woods yet. Accordingly, I've tried to keep the fund fairly balanced among aggressive growth stocks, cyclicals and defensive shares. Meanwhile, I'm maintaining my focus on companies with cohesive business models, strong financial positions and experienced, shareholder-friendly managements. I'll also give preference to situations where I can see a specific catalyst that is likely to boost a stock's performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Fund number: 350

Trading symbol: FJPNX

Start date: September 15, 1992

Size: as of April 30, 2002, more than $327 million

Manager: Yoko Ishibashi, since 2000; analyst, various industries, 1994-2000; joined Fidelity in 1994

3

Semiannual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Japan	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Japan	97.6%
United States of America	2.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.6
Short-Term Investments and Net Other Assets	1.8	2.4
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nissan Motor Co. Ltd. (Automobiles)	5.4	4.3
Honda Motor Co. Ltd. (Automobiles)	5.0	2.4
Takeda Chemical Industries Ltd. (Pharmaceuticals)	4.4	5.8
Hoya Corp. (Electronic Equipment & Instruments)	4.3	0.5
Shin-Etsu Chemical Co. Ltd. (Chemicals)	4.3	5.6
Stanley Electric Co. Ltd. (Auto Components)	4.0	4.0
Suzuki Motor Corp. (Automobiles)	3.8	2.6
Yamada Denki Co. Ltd. (Specialty Retail)	3.7	3.1
Yokogawa Electric Corp. (Electronic Equipment & Instruments)	2.8	1.9
Fujisawa Pharmaceutical Co. Ltd. (Pharmaceuticals)	2.8	0.1
	40.5
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	34.8	27.4
Information Technology	20.6	17.0
Financials	12.7	22.7
Health Care	10.1	12.9
Materials	8.9	9.5
Industrials	8.0	2.9
Consumer Staples	2.7	2.0
Telecommunication Services	0.4	0.6
Utilities	0.0	2.6

Semiannual Report

Japan

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 34.8%
Auto Components - 4.0%
Stanley Electric Co. Ltd.	1,499,000	$ 13,199,035
Automobiles - 14.2%
Honda Motor Co. Ltd.	357,500	16,223,350
Nissan Motor Co. Ltd.	2,269,000	17,675,509
Suzuki Motor Corp.	1,027,000	12,326,236
Toyota Motor Corp.	5,500	150,783
		46,375,878
Hotels, Restaurants & Leisure - 0.4%
Taito Corp.	1,258	1,232,950
Household Durables - 4.6%
Funai Electric Co. Ltd.	7,300	769,975
Matsushita Electric Industrial Co. Ltd.	29,000	392,950
Nintendo Co. Ltd.	19,300	2,702,240
Sanyo Electric Co. Ltd.	571,000	2,624,930
SEGA Corp. (a)	228,400	5,116,615
Sharp Corp.	251,000	3,477,217
		15,083,927
Leisure Equipment & Products - 7.5%
Bandai Co. Ltd.	86,400	2,647,915
Fuji Photo Film Co. Ltd.	69,000	2,189,795
Konami Corp.	286,900	7,230,523
Nidec Copal Corp.	146,000	1,476,353
Sankyo Co. Ltd. (Gunma)	198,400	5,247,044
Takara Co. Ltd.	862,000	5,625,529
		24,417,159
Multiline Retail - 0.2%
Marui Co. Ltd.	44,000	541,444
Specialty Retail - 3.8%
Shimamura Co. Ltd.	7,300	505,367
Yamada Denki Co. Ltd.	157,500	12,104,076
		12,609,443
Textiles, Apparel & Lux. Goods - 0.1%
World Co. Ltd.	13,800	354,231
TOTAL CONSUMER DISCRETIONARY		113,814,067
CONSUMER STAPLES - 2.7%
Food & Drug Retailing - 0.3%
Seven Eleven Japan Co. Ltd.	29,000	1,085,019
Personal Products - 2.4%
Shiseido Co. Ltd.	711,000	7,880,950
TOTAL CONSUMER STAPLES		8,965,969
FINANCIALS - 12.7%
Banks - 3.4%
Mizuho Holdings, Inc.	1,390	2,897,635
Sumitomo Mitsui Banking Corp.	1,215,000	5,405,880

	Shares	Value (Note 1)
The Suruga Bank Ltd.	263,000	$ 1,024,914
UFJ Holdings, Inc. (a)	732	1,810,641
		11,139,070
Diversified Financials - 8.3%
Daiwa Securities Group, Inc.	907,000	6,215,518
JAFCO Co. Ltd.	36,300	2,894,174
Nikko Cordial Corp.	585,000	2,639,235
Nomura Holdings, Inc.	512,000	7,128,811
ORIX Corp.	51,200	4,241,444
Sumitomo Trust & Banking Ltd.	922,000	4,130,927
		27,250,109
Insurance - 0.4%
Yasuda Fire & Marine Insurance Co. Ltd.	220,000	1,223,553
Real Estate - 0.6%
Mitsubishi Estate Co. Ltd.	173,000	1,251,478
Mitsui Fudosan Co. Ltd.	108,000	846,795
		2,098,273
TOTAL FINANCIALS		41,711,005
HEALTH CARE - 10.1%
Pharmaceuticals - 10.1%
Daiichi Pharmaceutical Co. Ltd.	234,000	4,559,505
Fujisawa Pharmaceutical Co. Ltd.	379,000	9,256,845
Hokuriku Seiyaku Co. Ltd.	50,000	1,009,256
Kaken Pharmaceutical Co. Ltd.	42,000	256,456
Shionogi & Co. Ltd.	119,000	1,738,348
Takeda Chemical Industries Ltd.	329,000	14,382,234
Tanabe Seiyaku Co. Ltd.	190,000	1,794,182
		32,996,826
INDUSTRIALS - 8.0%
Construction & Engineering - 1.6%
JGC Corp.	718,000	5,054,371
Electrical Equipment - 0.8%
Nitto Denko Corp.	76,700	2,523,654
Machinery - 3.6%
Fanuc Ltd.	70,300	3,893,404
Ishikawajima-Harima Heavy Industries Co. Ltd.	2,392,000	3,888,674
SMC Corp.	32,200	3,852,178
THK Co. Ltd.	10,600	210,252
		11,844,508
Trading Companies & Distributors - 2.0%
Mitsubishi Corp.	203,000	1,520,605
Mitsui & Co. Ltd.	816,000	5,153,951
		6,674,556
TOTAL INDUSTRIALS		26,097,089
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 20.6%
Computers & Peripherals - 1.6%
Mitsumi Electric Co. Ltd.	301,500	$ 5,042,198
NEC Corp.	27,000	207,918
		5,250,116
Electronic Equipment & Instruments - 9.9%
Hitachi Chemical Co. Ltd.	351,300	4,437,704
Hoya Corp.	191,400	14,232,918
Kyocera Corp.	14,600	992,564
Murata Manufacturing Co. Ltd.	29,300	1,852,901
Nidec Corp.	13,200	878,905
Oki Electric Industry Co. Ltd.	259,000	628,563
Yokogawa Electric Corp.	1,122,000	9,303,453
		32,327,008
Office Electronics - 3.0%
Canon, Inc.	158,000	6,139,880
Ricoh Co. Ltd.	189,000	3,520,963
		9,660,843
Semiconductor Equipment & Products - 6.1%
Advantest Corp.	27,800	2,000,233
Nikon Corp.	200,000	2,608,899
Rohm Co. Ltd.	33,300	4,960,291
Tokyo Electron Ltd.	57,900	4,161,450
Tokyo Seimitsu Co. Ltd.	71,700	2,704,924
UMC Japan (a)	332	3,667,081
		20,102,878
TOTAL INFORMATION TECHNOLOGY		67,340,845
MATERIALS - 8.9%
Chemicals - 8.9%
JSR Corp.	756,000	5,933,447
Nissan Chemical Industries Co. Ltd.	184,000	1,033,354
Shin-Etsu Chemical Co. Ltd.	344,100	14,159,062
Sumitomo Bakelite Co. Ltd.	259,000	1,974,331
Sumitomo Chemical Co. Ltd.	757,000	3,197,347
Tosoh Corp.	1,014,000	2,957,763
		29,255,304
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
Japan Telecom Co. Ltd.	55	162,570
Wireless Telecommunication Services - 0.4%
NTT DoCoMo, Inc.	87	219,936
NTT DoCoMo, Inc. (c)	10	25,280
NTT DoCoMo, Inc. New (a)	388	986,901
		1,232,117
TOTAL TELECOMMUNICATION SERVICES		1,394,687
TOTAL COMMON STOCKS (Cost $336,242,561)		321,575,792
Money Market Funds - 5.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	4,052,984	$ 4,052,984
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	12,641,085	12,641,085
TOTAL MONEY MARKET FUNDS (Cost $16,694,069)		16,694,069
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $352,936,630)		338,269,861
NET OTHER ASSETS - (3.3)%		(10,926,035)
NET ASSETS - 100%		$ 327,343,826
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,280 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $115,164,414 and $113,685,519, respectively.
The Fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $12,632,386.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,108,167. The weighted average interest rate was 1.85%. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $354,501,408. Net unrealized depreciation aggregated $16,231,547, of which $35,309,249 related to appreciated investment securities and $51,540,796 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $62,465,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $24,561,235) (cost $352,936,630) - See accompanying schedule		$ 338,269,861
Receivable for investments sold		3,289,721
Receivable for fund shares sold		1,018,600
Dividends receivable		1,145,672
Interest receivable		10,376
Redemption fees receivable		1,145
Other receivables		34,168
Total assets		343,769,543
Liabilities
Payable for investments purchased	$ 3,131,459
Payable for fund shares redeemed	224,442
Accrued management fee	294,593
Other payables and accrued expenses	134,138
Collateral on securities loaned, at value	12,641,085
Total liabilities		16,425,717
Net Assets		$ 327,343,826
Net Assets consist of:
Paid in capital		$ 457,137,349
Accumulated net investment (loss)		(1,725,859)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(113,435,771)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(14,631,893)
Net Assets, for 33,474,619 shares outstanding		$ 327,343,826
Net Asset Value and redemption price per share ($327,343,826 ÷ 33,474,619 shares)		$ 9.78
Maximum offering price per share (100/97.00 of $9.78)		$ 10.08

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 1,024,710
Interest		34,888
Security lending		194,081
		1,253,679
Less foreign taxes withheld		(153,706)
Total income		1,099,973
Expenses
Management fee Basic fee	$ 1,088,761
Performance adjustment	605,227
Transfer agent fees	508,794
Accounting and security lending fees	92,821
Custodian fees and expenses	68,167
Registration fees	12,585
Audit	36,273
Legal	2,082
Interest	1,575
Miscellaneous	2,202
Total expenses before reductions	2,418,487
Expense reductions	(209)	2,418,278
Net investment income (loss)		(1,318,305)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(48,811,277)
Foreign currency transactions	(155,776)
Total net realized gain (loss)		(48,967,053)
Change in net unrealized appreciation (depreciation) on: Investment securities	53,586,525
Assets and liabilities in foreign currencies	77,426
Total change in net unrealized appreciation (depreciation)		53,663,951
Net gain (loss)		4,696,898
Net increase (decrease) in net assets resulting from operations		$ 3,378,593
Other Information Sales charges paid to FDC		$ 55,662

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,318,305)	$ (2,575,816)
Net realized gain (loss)	(48,967,053)	(58,328,759)
Change in net unrealized appreciation (depreciation)	53,663,951	(173,885,698)
Net increase (decrease) in net assets resulting from operations	3,378,593	(234,790,273)
Distributions to shareholders from net realized gain	-	(120,913,847)
Share transactions Net proceeds from sales of shares	63,720,561	161,736,668
Reinvestment of distributions	-	116,957,581
Cost of shares redeemed	(62,964,910)	(224,827,037)
Net increase (decrease) in net assets resulting from share transactions	755,651	53,867,212
Redemption fees	273,275	823,154
Total increase (decrease) in net assets	4,407,519	(301,013,754)
Net Assets
Beginning of period	322,936,307	623,950,061
End of period (including accumulated net investment loss of $1,725,859 and accumulated net investment loss of $407,554, respectively)	$ 327,343,826	$ 322,936,307
Other Information Shares
Sold	6,914,846	12,246,625
Issued in reinvestment of distributions	-	7,478,106
Redeemed	(6,837,491)	(16,868,632)
Net increase (decrease)	77,355	2,856,099

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.67	$ 20.43	$ 21.77	$ 10.09	$ 11.10	$ 11.68
Income from Investment Operations
Net investment income (loss) E	(.04)	(.07)	(.14)	(.07)	(.04)	(.06)
Net realized and unrealized gain (loss)	.14	(6.64)	(.81)	11.74	(.81)	(.55)
Total from investment operations	.10	(6.71)	(.95)	11.67	(.85)	(.61)
Distributions from net investment income	-	-	(.30)	-	-	-
Distributions in excess of net investment income	-	-	(.16)	(.03)	(.18)	(.01)
Distributions from net realized gain	-	(4.07)	-	-	-	-
Total distributions	-	(4.07)	(.46)	(.03)	(.18)	(.01)
Redemption fees added to paid in capital E	.01	.02	.07	.04	.02	.04
Net asset value, end of period	$ 9.78	$ 9.67	$ 20.43	$ 21.77	$ 10.09	$ 11.10
Total Return B, C, D	1.14%	(40.35)%	(4.35)%	116.35%	(7.52)%	(4.89)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61% A	1.42%	1.17%	1.24%	1.49%	1.42%
Expenses net of voluntary waivers, if any	1.61% A	1.42%	1.17%	1.24%	1.49%	1.42%
Expenses net of all reductions	1.61% A	1.40%	1.16%	1.23%	1.48%	1.40%
Net investment income (loss)	(.88)% A	(.57)%	(.58)%	(.47)%	(.37)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 327,344	$ 322,936	$ 623,950	$ 891,241	$ 265,395	$ 255,555
Portfolio turnover rate	76% A	75%	124%	79%	62%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan Smaller Companies

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	3.30%	-11.33%	60.68%	10.43%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	0.20%	-13.99%	55.86%	7.12%
TOPIX Second Section	-5.83%	-16.80%	2.07%	-25.66%
Japanese Funds Average	-0.20%	-25.02%	-11.53%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 55 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-11.33%	9.95%	1.54%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-13.99%	9.28%	1.06%
TOPIX Second Section	-16.80%	0.41%	-4.46%
Japanese Funds Average	-25.02%	-2.87%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $10,712 - a 7.12% increase on the initial investment. For comparison, look at how the TOPIX Second Section Stock Price Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,434 - a 25.66% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Japan Smaller Companies

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund

Q. How did the fund perform, Kenichi?

A. For the six months that ended April 30, 2002, the fund returned 3.30%. By comparison, the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) fell 5.83%, and the Japanese funds average as monitored by Lipper Inc. declined 0.20%. For the 12 months that ended April 30, 2002, the fund fell 11.33%, while the TOPIX Second Section index dropped 16.80% and the Japanese funds average declined 25.02% for the same time period.

Q. What accounted for the fund's outperformance of its benchmark and peer group during the six-month period?

A. Good stock selection, rather than sector allocation, accounted for much of the fund's strong relative performance. For example, our stock selections in consumer discretionary and information technology issues were positive contributors to the fund's performance, while both sectors had negative performance in the benchmark.

Q. What was your strategy during the period?

A. I continued to focus on individual stock selection and looked for companies with strong earnings momentum and relatively attractive valuations. I also monitored economic indicators and made minor changes in sector weightings. For example, I reduced the fund's weighting in manufacturing stocks because declining demand began to hurt their prices, particularly in the electronics industry. However, I still maintained an overweighting in the fund's manufacturing holdings relative to the index, and a recovery in this sector during the period helped these stocks make a positive contribution to performance.

Q. Which stocks performed well?

A. UMC Japan, a large fund holding, is a major semiconductor company in Japan. The recovery in the semiconductor market and increasing demand created renewed interest in the company, leading to its strong stock performance. Funai Electric, one of the world's largest producers of VCRs and TVs, was a big beneficiary of a recovery in the consumer electronics market, and its stock performed very well during the period. Nidec is Japan's largest producer of hard disk drives, used mainly in personal computers and servers. Hard disk drive motors are currently facing structural changes and Nidec has been the leading producer of new motors. The company enjoyed a large market share for its product, and its stock did well. Nishimatsuya Chain is one of Japan's largest retailers of baby clothes. The company's aggressive store expansion and addition of original brands helped Nishimatsuya improve its profit margins and generate strong earnings growth.

Q. Which stocks detracted from the fund's performance?

A. Fancl, a major fund position, is a supplier of cosmetics and other personal-care products that markets its offerings through high-end catalogs. The intense competition in the industry hurt the company's sales, resulting in lower earnings growth. Hogy Medical, Japan's top maker of disposable surgical gowns, experienced slower-than-expected earnings growth. The company developed a new surgical tool kit, but the impact on sales was small and its contribution to earnings growth has taken longer than investors had hoped. Ariake Japan, which makes a beef-based soup stock, was hurt by the BSE (mad-cow disease) in Japan, and the company's share price was negatively affected by the scare.

Q. What's your outlook, Kenichi?

A. In general, the expectation for a full economic recovery has yet to emerge. The inventory adjustment for the manufacturing sector has nearly ended, but the outlook for an increase in production and product demand is still not clear. However, there are a number of companies that are achieving high profitability in niche markets, and I believe that small-cap stocks represent some of the most attractive investment opportunities in Japan. As we have seen during the past six months, the fund's performance was positive, indicating to me that there are still many opportunities to find small-cap stocks with attractive potential returns. Another positive is that the Japanese small-cap market has continued to grow. We are seeing more new companies being listed on the exchange, and many are developing new niche markets. The challenge - and Fidelity's strength - is in finding the hidden gems that others have missed.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers with smaller market capitalizations

Fund number: 360

Trading symbol: FJSCX

Start date: November 1, 1995

Size: as of April 30, 2002, more than $328 million

Manager: Kenichi Mizushita, since 1996; manager, several Fidelity Investments Japan, Limited and institutional funds; joined Fidelity in 1985

3

Semiannual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Japan	95.7%
United States of America	4.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Japan	97.6%
United States of America	2.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.7	97.6
Short-Term Investments and Net Other Assets	4.3	2.4
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nichii Gakkan Co. (Commercial Services & Supplies)	4.1	3.4
USS Co. Ltd. (Specialty Retail)	4.0	4.0
Yamada Denki Co. Ltd. (Specialty Retail)	3.9	3.7
Don Quijote Co. Ltd. (Multiline Retail)	3.7	3.2
Kappa Create Co. Ltd. (Hotels, Restaurants & Leisure)	3.7	3.6
Japan Medical Dynamic Marketing, Inc. (Health Care Providers & Services)	3.6	4.0
Sammy Corp. (Leisure Equipment & Products)	3.3	1.5
UMC Japan (Semiconductor Equipment & Products)	2.7	0.0
Fancl Corp. (Personal Products)	2.5	3.2
Hogy Medical Co. (Health Care Equipment & Supplies)	2.5	4.0
	34.0
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	36.8	32.0
Information Technology	22.0	21.6
Industrials	15.1	16.4
Health Care	8.0	9.2
Consumer Staples	7.5	8.0
Financials	3.5	8.6
Materials	2.8	1.8

Semiannual Report

Japan Smaller Companies

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 36.8%
Auto Components - 0.3%
Nissin Kogyo Co. Ltd.	24,600	$ 641,024
Nissin Kogyo Co. Ltd. New (a)	11,950	311,392
		952,416
Distributors - 0.9%
Ohashi Technica, Inc.	204,000	1,171,064
Shaddy Co. Ltd.	226,900	1,974,962
		3,146,026
Hotels, Restaurants & Leisure - 7.0%
Central Sports Co. Ltd.	30,600	190,417
Colowide Co. Ltd.	92,000	586,808
H.I.S. Co. Ltd.	347,000	6,423,926
Kappa Create Co. Ltd.	214,200	12,146,219
Kinrei Corp.	33,000	210,485
Nissin Healthcare Food Service Co.	57,300	1,359,404
Reins International, Inc.	267	1,910,703
Tascosystem Co. Ltd.	4	20,846
		22,848,808
Household Durables - 2.5%
ES-Con Japan Ltd.	136	644,244
Funai Electric Co. Ltd.	71,000	7,488,799
		8,133,043
Internet & Catalog Retail - 0.2%
Cybozu, Inc. (a)	153	321,329
Rakuten, Inc.	51	436,372
		757,701
Leisure Equipment & Products - 4.5%
Salomon & Taylor Made Co. Ltd.	302,000	3,429,683
Sammy Corp.	326,400	10,917,237
TAIYO ELEC Co. Ltd.	58,000	293,248
		14,640,168
Media - 0.6%
Apamanshop Co. Ltd.	617	1,655,764
XNET Corp.	103	376,556
		2,032,320
Multiline Retail - 4.8%
Don Quijote Co. Ltd.	158,100	12,297,760
Thanks Japan Corp.	231,500	2,539,009
Top Culture Co. Ltd.	210,700	1,048,911
		15,885,680
Specialty Retail - 14.9%
Arc Land Sakamoto Co. Ltd.	578,300	6,702,450
Culture Convenience Club Co. Ltd.	182,500	3,534,731
Kitamura Co. Ltd.	51,000	337,197
Kohnan Shoji Co. Ltd.	45,800	623,088
Kyoto Kimono Yuzen Co. Ltd.	574	1,647,526
Nishimatsuya Chain Co. Ltd.	204,040	6,332,604
Pal Co. Ltd.	178,800	3,407,436
Sofmap Co. Ltd.	85,400	380,633

	Shares	Value (Note 1)
USS Co. Ltd.	359,700	$ 13,206,160
Yamada Denki Co. Ltd.	165,200	12,695,830
		48,867,655
Textiles, Apparel & Lux. Goods - 1.1%
Daidoh Ltd.	278,000	1,357,996
Sanyo Shokai Ltd.	297,000	1,296,025
Workman Co. Ltd.	60,900	933,206
		3,587,227
TOTAL CONSUMER DISCRETIONARY		120,851,044
CONSUMER STAPLES - 7.5%
Food & Drug Retailing - 3.8%
C Two-Network Co. Ltd.	115,000	3,041,381
Can Do Co. Ltd.	890	1,959,163
Kraft, Inc.	250,000	2,002,956
Mitta Co. Ltd.	317,200	5,304,760
Valor Co. Ltd.	6,000	63,006
		12,371,266
Food Products - 1.2%
Ariake Japan Co. Ltd.	51,000	1,467,797
Natori Co. Ltd.	53,900	310,252
Pickles Corp.	81,000	374,883
Rock Field Co. Ltd.	93,300	1,611,123
		3,764,055
Personal Products - 2.5%
Fancl Corp.	262,700	8,357,522
TOTAL CONSUMER STAPLES		24,492,843
FINANCIALS - 3.5%
Diversified Financials - 2.1%
Credit Saison Co. Ltd.	60,000	1,409,459
Gakken Credit Corp.	57,000	309,918
JAFCO Co. Ltd.	13,300	1,060,400
Matsui Securities Co. Ltd.	184,200	2,270,978
Shohkoh Fund & Co. Ltd.	14,120	1,735,345
		6,786,100
Real Estate - 1.4%
Able, Inc.	59,800	1,223,351
Diamond City Co. Ltd.	112,000	1,507,156
Kyoritsu Maintenance Co. Ltd.	24,450	454,539
Office Building Fund of Japan, Inc.	126	524,347
Ryowa Life Create Co. Ltd.	42,200	433,292
Sanko Soflan Co., Inc.	59,000	403,858
Takara Leben Co. Ltd.	11,000	84,708
		4,631,251
TOTAL FINANCIALS		11,417,351
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 8.0%
Health Care Equipment & Supplies - 3.1%
Colin Corp.	5,100	$ 265,790
Hogy Medical Co.	187,900	8,067,890
Nakanishi, Inc.	78,000	1,777,691
		10,111,371
Health Care Providers & Services - 4.9%
Goodman Co. Ltd.	44,400	1,588,675
Hoshiiryou Sanki Co. Ltd.	65,600	1,515,495
Iuchi Seieido Co. Ltd.	130,900	1,425,482
Japan Medical Dynamic Marketing, Inc.	401,600	11,776,851
		16,306,503
TOTAL HEALTH CARE		26,417,874
INDUSTRIALS - 15.1%
Airlines - 0.5%
Skymark Airlines Co. Ltd. (a)	2,204	1,508,650
Building Products - 0.0%
Hivic Co. Ltd.	1,000	5,056
Commercial Services & Supplies - 5.8%
ARRK Corp.	9,900	428,158
Asia Securities Printing Co. Ltd.	151,000	895,006
en-japan, Inc.	301	1,896,469
F&M Co. Ltd.	377	501,455
Intage, Inc.	41,000	302,971
Nichii Gakkan Co.	271,400	13,510,882
Painthouse Co. Ltd.	232	312,197
Plaza Create Co. Ltd.	55,700	727,878
Takano Co. Ltd.	53,400	407,063
		18,982,079
Electrical Equipment - 3.8%
Chiyoda Integre Co. Ltd.	63,600	653,018
Cosel Co. Ltd.	273,300	5,017,019
Enplas Corp.	141,800	3,595,737
Nitto Electric Works Ltd.	419,000	2,509,567
Sansha Electric Manufacturing Co. Ltd.	112,000	688,239
		12,463,580
Machinery - 4.1%
Nihon Trim Co. Ltd.	88,100	5,482,265
Nitto Kohki Co. Ltd.	163,200	2,437,337
OSG Corp. Co. Ltd.	108,000	2,226,198
THK Co. Ltd.	127,700	2,532,942
Tsubaki Nakashima Co. Ltd.	100,500	719,197
		13,397,939
Road & Rail - 0.1%
Hamakyorex Co. Ltd.	38,800	417,999

	Shares	Value (Note 1)
Trading Companies & Distributors - 0.8%
Misumi Corp.	71,000	$ 2,562,539
Naito & Co. Ltd.	16,000	124,456
		2,686,995
TOTAL INDUSTRIALS		49,462,298
INFORMATION TECHNOLOGY - 22.0%
Communications Equipment - 0.2%
NextCom K.K.	8	24,767
Nippon Antenna Co. Ltd.	90,000	749,067
		773,834
Computers & Peripherals - 0.3%
Meiko Electronics Co. Ltd.	139,000	546,010
Mitsumi Electric Co. Ltd.	30,600	511,745
Noda Screen Co. Ltd.	21	63,706
		1,121,461
Electronic Equipment & Instruments - 7.0%
Casio Micronics Co. Ltd.	51,000	614,888
Citizen Electronics Co. Ltd.	69,500	4,946,523
Elna Co. Ltd. (a)	51,000	188,037
EM Systems Co. Ltd.	241,500	1,859,715
Faith, Inc.	198	1,047,293
Hakuto Co. Ltd.	78,900	1,061,738
Idec Izumi Corp.	100,000	443,373
KAGA ELECTRONICS Co. Ltd.	49,900	729,326
Kubotek Corp.	163	2,687,928
Nagano Keiki Co. Ltd.	211,000	3,118,388
Nidec Corp.	55,000	3,662,103
Optex Co. Ltd.	8,400	108,136
Siix Corp.	103,500	1,529,636
Tosei Engineering Corp.	30,000	387,368
Unipulse Corp.	14,400	152,334
Yamatake Corp.	48,000	375,607
		22,912,393
Internet Software & Services - 2.2%
Access Co. Ltd. (a)	34	809,272
Ergo-Brains, Inc.	1,900	19,582
Gigno System Japan, Inc.	1,224	3,351,338
Global Media Online, Inc.	167,000	701,462
Index Corp.	116	279,714
Livin' on the EDGE Co. Ltd. (a)	595	1,874,417
Yahoo Japan Corp. (a)	9	205,818
		7,241,603
IT Consulting & Services - 5.7%
Argo Graphics, Inc.	68,300	1,604,434
CRC Solutions Corp.	57,800	584,474
CSK Corp.	44,900	1,337,640
CSK Network Systems Corp.	166,400	3,779,465
Himacs Ltd.	34,000	330,585
Hitachi Information Systems Co. Ltd.	102,000	3,086,341
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - continued
Japan Future Information Technology & Systems Co. Ltd.	28	$ 116,739
JIEC Co. Ltd.	720	957,685
Kawatetsu Systems, Inc.	612	1,033,012
Matsushita Electric Works Information Systems Co. Ltd.	617	3,345,123
Serviceware Corp.	83,200	2,472,184
		18,647,682
Office Electronics - 1.3%
Riso Kagaku Corp.	153,800	4,306,783
Semiconductor Equipment & Products - 3.5%
Techno Quartz, Inc.	70,000	530,881
Thine Electronics, Inc.	4	59,428
Tokyo Seimitsu Co. Ltd.	53,100	2,003,228
UMC Japan (a)	810	8,946,795
		11,540,332
Software - 1.8%
Celartem Technology, Inc.	2	22,091
Celartem Technology, Inc. New (a)	4	41,381
Computer Engineering & Consulting Ltd.	48,400	517,657
ITX Corp.	1,326	2,557,934
Konami Computer Entertainment Osaka, Inc.	20,650	244,151
Konami Computer Tokyo, Inc.	142,080	1,934,039
Niws Co. Ltd.	4	8,681
Open Interface, Inc.	32	70,940
Open Interface, Inc. New (a)	60	133,012
Sakura KCS Corp.	36,100	224,361
		5,754,247
TOTAL INFORMATION TECHNOLOGY		72,298,335
MATERIALS - 2.8%
Chemicals - 1.8%
C. Uyemura & Co. Ltd.	195,000	3,291,459
Fujimi, Inc.	74,000	1,605,943
Fujimori Kogyo Co. Ltd.	35,000	149,463
Fuso Chemical Co. Ltd.	47,000	475,264
Tosoh Corp.	102,000	297,526
		5,819,655
Containers & Packaging - 0.9%
Taisei Lamick Co. Ltd.	110,000	2,969,042
Paper & Forest Products - 0.1%
Kokusai Chart Corp.	71,000	259,568
TOTAL MATERIALS		9,048,265
TOTAL COMMON STOCKS (Cost $257,529,142)		313,988,010
Money Market Funds - 21.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (b)	20,406,335	$ 20,406,335
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	49,551,798	49,551,798
TOTAL MONEY MARKET FUNDS (Cost $69,958,133)		69,958,133
TOTAL INVESTMENT PORTFOLIO - 117.0% (Cost $327,487,275)		383,946,143
NET OTHER ASSETS - (17.0)%		(55,703,219)
NET ASSETS - 100%		$ 328,242,924
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $64,439,320 and $89,071,457, respectively.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $327,622,053. Net unrealized appreciation aggregated $56,324,090, of which $84,634,054 related to appreciated investment securities and $28,309,964 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $47,587,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $46,200,159) (cost $327,487,275) - See accompanying schedule		$ 383,946,143
Foreign currency held at value (cost $18,971)		18,970
Receivable for investments sold		1,300,723
Receivable for fund shares sold		1,183,059
Dividends receivable		938,644
Interest receivable		10,206
Redemption fees receivable		16
Other receivables		141,250
Total assets		387,539,011
Liabilities
Payable for investments purchased	$ 9,258,255
Payable for fund shares redeemed	152,703
Accrued management fee	181,902
Other payables and accrued expenses	151,429
Collateral on securities loaned, at value	49,551,798
Total liabilities		59,296,087
Net Assets		$ 328,242,924
Net Assets consist of:
Paid in capital		$ 346,454,544
Accumulated net investment (loss)		(359,041)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,338,784)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,486,205
Net Assets, for 45,588,272 shares outstanding		$ 328,242,924
Net Asset Value and redemption price per share ($328,242,924 ÷ 45,588,272 shares)		$ 7.20
Maximum offering price per share (100/97.00 of $7.20)		$ 7.42

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 1,212,975
Interest		60,122
Security lending		694,818
		1,967,915
Less foreign taxes withheld		(181,036)
Total income		1,786,879
Expenses
Management fee	$ 1,085,909
Transfer agent fees	489,949
Accounting and security lending fees	95,302
Non-interested trustees' compensation	500
Custodian fees and expenses	183,266
Registration fees	13,547
Audit	13,288
Legal	2,227
Miscellaneous	3,334
Total expenses before reductions	1,887,322
Expense reductions	(26,685)	1,860,637
Net investment income (loss)		(73,758)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(26,493,400)
Foreign currency transactions	(54,090)
Total net realized gain (loss)		(26,547,490)
Change in net unrealized appreciation (depreciation) on: Investment securities	34,114,405
Assets and liabilities in foreign currencies	49,676
Total change in net unrealized appreciation (depreciation)		34,164,081
Net gain (loss)		7,616,591
Net increase (decrease) in net assets resulting from operations		$ 7,542,833
Other Information Sales charges paid to FDC		$ 84,029

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (73,758)	$ (1,643,833)
Net realized gain (loss)	(26,547,490)	(47,253,091)
Change in net unrealized appreciation (depreciation)	34,164,081	(85,012,869)
Net increase (decrease) in net assets resulting from operations	7,542,833	(133,909,793)
Distributions to shareholders from net realized gain	-	(162,485,500)
Share transactions Net proceeds from sales of shares	39,750,069	131,430,326
Reinvestment of distributions	-	157,958,697
Cost of shares redeemed	(58,275,908)	(214,084,253)
Net increase (decrease) in net assets resulting from share transactions	(18,525,839)	75,304,770
Redemption fees	96,387	642,867
Total increase (decrease) in net assets	(10,886,619)	(220,447,656)
Net Assets
Beginning of period	339,129,543	559,577,199
End of period (including accumulated net investment loss of $359,041 and accumulated net investment loss of $285,283, respectively)	$ 328,242,924	$ 339,129,543
Other Information Shares
Sold	5,848,381	15,879,212
Issued in reinvestment of distributions	-	18,197,707
Redeemed	(8,924,234)	(24,682,733)
Net increase (decrease)	(3,075,853)	9,394,186

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 6.97	$ 14.25	$ 20.56	$ 6.01	$ 6.47	$ 9.13
Income from Investment Operations
Net investment income (loss) E	-	(.03)	(.12)	(.03)	(.01)	(.03)
Net realized and unrealized gain (loss)	.23	(2.80)	(6.13)	14.45	(.45)	(2.63)
Total from investment operations	.23	(2.83)	(6.25)	14.42	(.46)	(2.66)
Distributions in excess of net investment income	-	-	(.15)	-	(.01)	(.01)
Distributions from net realized gain	-	(4.46)	-	-	-	(.03)
Total distributions	-	(4.46)	(.15)	-	(.01)	(.04)
Redemption fees added to paid in capital E	-	.01	.09	.13	.01	.04
Net asset value, end of period	$ 7.20	$ 6.97	$ 14.25	$ 20.56	$ 6.01	$ 6.47
Total Return B, C, D	3.30%	(25.96)%	(30.24)%	242.10%	(6.94)%	(28.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.26% A	1.21%	1.07%	1.07%	1.23%	1.35%
Expenses net of voluntary waivers, if any	1.26% A	1.21%	1.07%	1.07%	1.23%	1.35%
Expenses net of all reductions	1.25% A	1.19%	1.06%	1.07%	1.23%	1.34%
Net investment income (loss)	(.05)% A	(.40)%	(.57)%	(.22)%	(.20)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328,243	$ 339,130	$ 559,577	$ 1,780,012	$ 99,987	$ 84,274
Portfolio turnover rate	44% A	52%	39%	39%	39%	101%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Latin America

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	26.44%	3.22%	-11.76%	43.43%
Fidelity Latin America (incl. 3.00% sales charge)	22.65%	0.12%	-14.41%	39.12%
MSCI EMF - Latin America	25.69%	2.02%	-0.66%	91.91%
Latin American Funds Average	26.79%	2.52%	-2.57%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index - a market capitalization-weighted index of over 120 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 38 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	3.22%	-2.47%	4.07%
Fidelity Latin America (incl. 3.00% sales charge)	0.12%	-3.06%	3.72%
MSCI EMF - Latin America	2.02%	-0.13%	7.48%
Latin American Funds Average	2.52%	-0.78%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $13,912 - a 39.12% increase on the initial investment. For comparison, look at how the MSCI EMF-Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,191 - a 91.91% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Latin America

Fund Talk: The Manager's Overview

c(Portfolio Manager photograph)

An interview with Margaret Reynolds, Portfolio Manager of Fidelity Latin America Fund

Q. How did the fund perform, Meg?

A. For the six months that ended April 30, 2002, the fund returned 26.44%. In comparison, the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index returned 25.69%, and the Latin American funds average tracked by Lipper Inc. returned 26.79% during the same period. For the 12 months that ended April 30, 2002, the fund returned 3.22%, while the MSCI index and Lipper average returned 2.02% and 2.52%, respectively.

Q. What drove Latin American markets during the past six months?

A. Despite political and economic instability and anemic foreign direct investment in Latin America, most markets rebounded strongly due to cheap valuations, lower financing costs, improving earnings growth, higher commodity prices - which provide significant export revenues to many regional economies - an anticipated recovery in the U.S. economy, and growing worldwide demand. Brazil - the largest Latin American economy - was spurred by interest rate cuts, a falling current-account deficit and an end to power rationing, a move expected to stimulate economic growth. Mexico rose on optimism of an earnings recovery when its economy rebounds. It also benefited from a credit rating upgrade, which should lower borrowing costs and attract new investments. Meanwhile, Argentina suffered from a plummeting currency, continued economic/political crises, the public's lack of confidence, concerns about rising inflation, and a potential delay in receiving international aid - essential to stabilize financial operations and revive the economy. Argentina's internal problems restrained the recovery in the region, particularly for key trading partner Brazil. Chile struggled with lackluster economic growth despite stimulative monetary and fiscal policy.

Q. What factors had the most influence on performance?

A. Underweighting Argentina and Chile - two of the weakest emerging-markets performers during the period - was a big win for the fund versus the index. While our overweighting in Mexico and Brazil also paid off, disappointing security selection restrained performance within these markets, particularly relative to our peer average. On a sector basis, the fund benefited the most from our positioning in telecommunications stocks. Here, I continued to focus on companies generating significant cash flows, such as local telecom provider Telefonos de Mexico (Telmex) - the fund's largest holding - which performed nicely. The flip side to this strategy was limiting our exposure to troubled securities within the industry, such as Telecom Argentina and fixed-line carriers in Brazil, most notably Embratel, which continued to wilt under increased price competition. Stock picking in banks further aided performance. In addition to sidestepping poor-performing Argentinean and Chilean banks, we held large positions in Mexican institutions, such as Grupo Financiero BBVA Bancomer that benefited from improved balance sheets, high quality of loans and successful cost-cutting/restructuring programs.

Q. How did some of your other strategies play out?

A. Avoiding Argentinean and Chilean utilities was a wise choice, as these stocks were caught in the downdraft. We also played the growing regional jet market well through Brazilian aircraft manufacturer Embraer. Switching to disappointments, we were hurt by not being defensive enough. While recovery was on the minds of many investors heading into 2002, uncertainty re-entered the market due to concerns about the Middle East crisis and U.S. economic growth. During this time, we were underweighted in defensive-oriented consumer staples, which curbed returns. While we had some good picks among beverage companies, it wasn't enough to make up for underweighting Mexican beer company Grupo Modelo and overweighting Brazilian brewer AmBev, which disappointed on earnings. I reduced some of our Mexican holdings as valuations in some areas became stretched. This move left the fund underweighted in retailers such as Wal-Mart de Mexico, which hurt as the stock outperformed the market. Finally, underweighting solid-performing materials stocks such as Cemex - a Mexican cement maker - also hampered performance.

Q. What's your outlook?

A. While cautious, I still feel the region's long-term fundamentals are positive. Despite expectations that volatility will continue in advance of the presidential elections, I've continued to emphasize Brazil due to attractive valuations and potentially falling interest rates. Brazil is a low-cost producer of many commodities and should benefit from improving global prices. Valuations in Mexico aren't as attractive, but I still feel stocks there can continue to do well amid a U.S. economic recovery and from increasing recognition from developed country investors.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of April 30, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks long-term growth of capital

Fund number: 349

Trading symbol: FLATX

Start date: April 19, 1993

Size: as of April 30, 2002, more than $219 million

Manager: Margaret Reynolds, since 2001; research analyst, Latin American securities, 1995-2001; joined Fidelity in 1995

3

Semiannual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Brazil	45.0%
Mexico	42.2%
Chile	3.8%
Peru	3.0%
United States of America	2.8%
Argentina	1.7%
United Kingdom	1.2%
Colombia	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Mexico	43.5%
Brazil	33.8%
Chile	11.0%
United States of America	3.6%
Argentina	3.1%
Peru	2.2%
Venezuela	1.1%
Luxembourg	0.8%
United Kingdom	0.5%
Other	0.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	96.4
Short-Term Investments and Net Other Assets	2.8	3.6
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV sponsored ADR (Mexico, Diversified Telecommunication Services)	10.9	12.2
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	6.8	3.4
Petroleo Brasileiro SA Petrobras (PN) (Brazil, Oil & Gas)	5.7	7.5
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	4.9	2.8
Wal-Mart de Mexico SA de CV Series C (Mexico, Multiline Retail)	4.9	4.5
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	4.2	6.3
Tele Norte Leste Participacoes SA ADR (Brazil, Diversified Telecommunication Services)	3.8	2.7
Fomento Economico Mexicano SA de CV sponsored ADR (Mexico, Beverages)	3.6	2.4
Companhia Vale do Rio Doce sponsored ADR (Brazil, Metals & Mining)	3.4	2.6
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (Mexico, Banks)	3.3	3.7
	51.5
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	23.3	26.7
Materials	19.3	13.1
Consumer Discretionary	13.7	9.5
Financials	11.8	12.5
Consumer Staples	11.5	14.5
Energy	9.3	9.9
Utilities	4.8	6.3
Industrials	3.5	3.9

Semiannual Report

Latin America

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1)
Argentina - 1.7%
Perez Companc SA sponsored ADR	215,054	$ 1,498,926
Quilmes Industrial SA sponsored ADR	78,950	919,768
Siderca SA sponsored ADR	75,000	1,207,500
TOTAL ARGENTINA		3,626,194
Brazil - 45.0%
Aracruz Celulose SA sponsored ADR	263,200	5,724,600
Banco Bradesco SA (PN)	1,184,193,600	6,996,824
Banco Itau SA (PN)	59,765,300	4,733,635
Brasil Telecom Participacoes SA sponsored ADR	87,700	3,411,530
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	251,055,100	3,446,292
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	236,400	5,555,400
Companhia de Bebidas das Americas (AmBev)	589,135	101,807
Companhia de Bebidas das Americas (AmBev):
warrants 4/30/03 (a)	1,895,770	546,007
sponsored ADR	285,326	5,983,286
Companhia Energetica Minas Gerais (CEMIG) (PN)	420,093,800	6,619,013
Companhia Paranaense de Energia-Copel sponsored ADR	63,300	451,329
Companhia Vale do Rio Doce sponsored ADR	269,000	7,341,010
Companhia Siderurgica de Tubarao (PN)	155,096,000	1,840,000
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	286,643	6,601,388
Empresa Nacional de Comercio Redito e Participacoes SA (PN) (a)	11,465,310	17,531
Globo Cabo SA sponsored ADR (a)	163,100	260,960
Petroleo Brasileiro SA Petrobras:
(non-vtg.) sponsored ADR	203,100	4,752,540
(PN)	333,570	7,722,548
sponsored ADR	261,400	6,430,440
Tele Centro Oeste Celular Participacoes SA ADR	176,200	1,039,580
Tele Norte Leste Participacoes SA ADR	658,400	8,315,592
Uniao de Bancos Brasileiros SA (Unibanco) GDR	234,500	5,745,250
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	554,700	1,879,543
Votorantim Celulose e Papel SA (PN)	79,495,199	3,090,919
TOTAL BRAZIL		98,607,024

	Shares	Value (Note 1)
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	4,920	$ 1,574
Chile - 3.8%
A.F.P. Provida SA sponsored ADR	20,200	507,020
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	231,900	3,485,457
Distribucion Y Servicio D&S SA sponsored ADR	78,600	1,190,790
Empresa Nacional de Telecomunicaciones SA (ENTEL)	225,700	1,517,809
Empresas CMPC SA	109,300	1,098,322
Vina Concha Stet y Toro SA sponsored ADR	14,900	506,600
TOTAL CHILE		8,305,998
Colombia - 0.3%
Suramericana de Inversiones SA	1,761,400	771,924
Mexico - 42.2%
America Movil SA de CV sponsored ADR	491,400	9,164,610
Cemex SA de CV sponsored ADR	340,300	10,787,510
Coca-Cola Femsa SA de CV sponsored ADR	20,900	580,602
Consorcio ARA SA de CV (a)	551,000	1,060,968
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	1,169,874	3,169,861
Fomento Economico Mexicano SA de CV sponsored ADR	166,500	7,967,025
Grupo Bimbo SA de CV Series A	451,000	1,098,713
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	7,194,700	7,125,815
Grupo Modelo SA de CV Series C	341,500	922,413
Grupo Televisa SA de CV sponsored ADR (a)	329,800	14,906,960
Grupo TMM SA de CV sponsored ADR (a)	109,400	1,202,306
Telefonos de Mexico SA de CV sponsored ADR	628,500	23,782,438
Wal-Mart de Mexico SA de CV Series C	3,806,581	10,650,328
TOTAL MEXICO		92,419,549
Peru - 3.0%
Compania de Minas Buenaventura SA:
Class B	171,018	2,276,918
sponsored ADR	160,500	4,278,930
TOTAL PERU		6,555,848
United Kingdom - 1.2%
Antofagasta PLC	323,800	2,729,977
TOTAL COMMON STOCKS (Cost $175,869,615)		213,018,088
Nonconvertible Bonds - 0.0%
		Principal Amount	Value (Note 1)
Brazil - 0.0%
Companhia Vale do Rio Doce 0% 12/12/09 (Cost $0)	BRL	290,000	$ 0
Money Market Funds - 8.8%
	Shares
Fidelity Cash Central Fund, 1.85% (b)	4,478,383	4,478,383
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	14,840,900	14,840,900
TOTAL MONEY MARKET FUNDS (Cost $19,319,283)		19,319,283
TOTAL INVESTMENT PORTFOLIO - 106.0% (Cost $195,188,898)		232,337,371
NET OTHER ASSETS - (6.0)%		(13,168,974)
NET ASSETS - 100%		$ 219,168,397
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $159,546,798 and $169,567,184, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,873 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $197,326,454. Net unrealized appreciation aggregated $35,010,917, of which $53,524,366 related to appreciated investment securities and $18,513,449 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $115,607,000 of which $36,899,000, $37,615,000, $22,657,000, $11,151,000 and $7,285,000 will expire on October 31, 2003, 2004, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $14,551,408) (cost $195,188,898) - See accompanying schedule		$ 232,337,371
Cash		7,306
Foreign currency held at value (cost $1,160,422)		1,159,489
Receivable for investments sold		220,769
Receivable for fund shares sold		36,650
Dividends receivable		2,019,663
Interest receivable		7,818
Redemption fees receivable		170
Other receivables		3,480
Total assets		235,792,716
Liabilities
Payable for investments purchased	$ 1,379,584
Payable for fund shares redeemed	193,725
Accrued management fee	135,847
Other payables and accrued expenses	74,263
Collateral on securities loaned, at value	14,840,900
Total liabilities		16,624,319
Net Assets		$ 219,168,397
Net Assets consist of:
Paid in capital		$ 297,606,945
Undistributed net investment income		1,674,192
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(117,263,077)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,150,337
Net Assets, for 17,026,871 shares outstanding		$ 219,168,397
Net Asset Value and redemption price per share ($219,168,397 ÷ 17,026,871 shares)		$ 12.87
Maximum offering price per share (100/97.00 of $12.87)		$ 13.27

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 3,945,711
Interest		50,655
Security lending		31,113
		4,027,479
Less foreign taxes withheld		(342,136)
Total income		3,685,343
Expenses
Management fee	$ 772,637
Transfer agent fees	359,765
Accounting and security lending fees	65,386
Non-interested trustees' compensation	338
Custodian fees and expenses	89,966
Registration fees	15,714
Audit	27,422
Legal	584
Foreign tax expense	205,691
Miscellaneous	1,848
Total expenses before reductions	1,539,351
Expense reductions	(4,334)	1,535,017
Net investment income (loss)		2,150,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	317,586
Foreign currency transactions	(227,126)
Total net realized gain (loss)		90,460
Change in net unrealized appreciation (depreciation) on: Investment securities	44,916,508
Assets and liabilities in foreign currencies	2,460
Total change in net unrealized appreciation (depreciation)		44,918,968
Net gain (loss)		45,009,428
Net increase (decrease) in net assets resulting from operations		$ 47,159,754
Other Information
Sales charges paid to FDC		$ 31,741

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Latin America

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,150,326	$ 5,373,841
Net realized gain (loss)	90,460	(9,525,618)
Change in net unrealized appreciation (depreciation)	44,918,968	(64,323,221)
Net increase (decrease) in net assets resulting from operations	47,159,754	(68,474,998)
Distributions to shareholders from net investment income	(4,311,069)	(1,443,649)
Share transactions Net proceeds from sales of shares	16,627,918	36,944,190
Reinvestment of distributions	4,134,096	1,379,069
Cost of shares redeemed	(29,010,169)	(81,422,415)
Net increase (decrease) in net assets resulting from share transactions	(8,248,155)	(43,099,156)
Redemption fees	111,100	209,998
Total increase (decrease) in net assets	34,711,630	(112,807,805)
Net Assets
Beginning of period	184,456,767	297,264,572
End of period (including undistributed net investment income of $1,674,192 and undistributed net investment income of $3,834,935, respectively)	$ 219,168,397	$ 184,456,767
Other Information Shares
Sold	1,336,184	2,688,268
Issued in reinvestment of distributions	359,487	107,556
Redeemed	(2,405,993)	(6,489,908)
Net increase (decrease)	(710,322)	(3,694,084)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 13.87	$ 12.31	$ 10.73	$ 15.51	$ 12.59
Income from Investment Operations
Net investment income (loss) E	.12	.27 H	.07	.18	.22 G	.20
Net realized and unrealized gain (loss)	2.59	(3.68)	1.61	1.61	(4.81)	2.92
Total from investment operations	2.71	(3.41)	1.68	1.79	(4.59)	3.12
Distributions from net investment income	(.25)	(.07)	(.14)	(.25)	(.20)	(.23)
Redemption fees added to paid in capital E	.01	.01	.02	.04	.01	.03
Net asset value, end of period	$ 12.87	$ 10.40	$ 13.87	$ 12.31	$ 10.73	$ 15.51
Total Return B, C, D	26.44%	(24.61)%	13.76%	17.46%	(30.01)%	25.42%
Ratios to Average Net Assets F
Expenses before expense reductions	1.45% A	1.41%	1.25%	1.32%	1.34%	1.30%
Expenses net of voluntary waivers, if any	1.45% A	1.41%	1.25%	1.32%	1.34%	1.30%
Expenses net of all reductions	1.45% A	1.35%	1.23%	1.30%	1.33%	1.29%
Net investment income (loss)	2.03% A	2.14%	.44%	1.55%	1.49%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 219,168	$ 184,457	$ 297,265	$ 307,336	$ 332,240	$ 808,542
Portfolio turnover rate	157% A	96%	51%	49%	31%	64%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G Investment income per share reflects a special dividend which amounted to $.06 per share. H Investment income per share reflects a special dividend which amounted to $.07 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Nordic

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	8.67%	-14.10%	53.73%	113.00%
Fidelity Nordic (incl. 3.00% sales charge)	5.41%	-16.68%	49.12%	106.61%
FT/S&P-Actuaries World Nordic	-1.61%	-24.52%	35.26%	80.70%
European Region Funds Average	6.53%	-12.60%	29.84%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 100 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 192 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-14.10%	8.98%	12.34%
Fidelity Nordic (incl. 3.00% sales charge)	-16.68%	8.32%	11.81%
FT/S&P-Actuaries World Nordic	-24.52%	6.23%	9.53%
European Region Funds Average	-12.60%	4.93%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $20,661 - a 106.61% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,070 - an 80.70% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Nordic

Fund Talk: The Manager's Overview

c(Portfolio Manager photograph)

An interview with Trygve Toraasen, Portfolio Manager of Fidelity Nordic Fund

Q. How did the fund perform, Trygve?

A. For the six months that ended April 30, 2002, the fund returned 8.67%. The FT/S&P-Actuaries World Nordic Index returned -1.61% for the same period, while the European region funds average returned 6.53%, according to Lipper Inc. For the 12 months that ended April 30, 2002, the fund returned -14.10%, while the FT/S&P-Actuaries World Nordic Index lost 24.52% and the Lipper average declined 12.60%.

Q. What factors had the greatest influence on performance during the past six months?

A. The fund outperformed its benchmark and peer group because I stuck with three major decisions, even though they began with disappointing results early in the period. The primary contributors were my underweighting of telecommunications equipment maker Ericsson, my investments in two Danish manufacturers of turbines for wind power and my de-emphasis of cyclical stocks. I did not own any Ericsson for most of the period because I believed the market for telecommunications equipment would continue to be weak. Ericsson's stock did very well late in 2001, but it then fell dramatically early in 2002. My large positions in turbine manufacturers Vestas Wind Systems and NEG Micon detracted from performance late in 2001 because of investor fears that the U.S. tax credits for investments in wind power systems would not be extended. However, the U.S. government extended the credits and the two stocks appreciated sharply this year. Throughout the period, I was pessimistic about the chances for a quick economic rebound, so I underweighted cyclical stocks that tend to do well in periods of economic expansion. Cyclicals did well late in 2001, but then faltered this year as investors realized that the recovery would be delayed.

Q. What were your other principal investment decisions during this period?

A. As always, I emphasized individual stock selection rather than industry weightings. Additionally, I try not to make major sector decisions, although I did not own very many telecommunication services providers because of their poor prospects. I also limited my exposure to the telecommunications equipment industry by keeping my weighting in Nokia to less than 10% of fund assets, versus the company's 24% weighting in the Nordic index. While I did not own Ericcson - which once accounted for more than 15% of the Nordic index - for most of the past six months, I did buy some shares near the end of the period because the stock had fallen to an extremely low valuation.

Q. Other than those you have mentioned, what investments had the greatest positive influence on performance?

A. Swedish Match, a manufacturer of chewing tobacco and snuff, continued to be a strong performer for the fund. Tandberg, a company that makes sophisticated videoconferencing equipment for the corporate market, also did very well. Munters was another outstanding performer. It manufactures advanced dehumidifying equipment for technical and pharmaceutical customers that need highly controlled environments in their facilities.

Q. What investments were the greatest disappointments?

A. Overweighting Novo-Nordisk, a pharmaceutical company that is the second-largest producer of insulin, was a disappointment. Its stock fell sharply after the company announced poor earnings results for the first quarter of 2002. Another pharmaceutical company, Q-Med of Sweden, performed poorly after reporting inconclusive tests for a new product for orthopedic patients. Skandia, a major financial services company, did poorly because of weak capital markets.

Q. What's your outlook for the next few months?

A. I think it's uncertain how soon the economic recovery will begin. A sustained economic slump creates a poor environment for telecommunications and information technology companies, which make up a significant part of the Nordic economy. However, I'm still finding excellent opportunities outside of the information technology and telecommunications industries.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of April 30, 2002, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden

Fund number: 342

Trading symbol: FNORX

Start date: November 1, 1995

Size: as of April 30, 2002, more than $98 million

Manager: Trygve Toraasen, since 1998; associate portfolio manager, Fidelity Nordic Fund, 1997-1998; research analyst, 1994-1998; joined Fidelity in 1994

3

Semiannual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Sweden	37.2%
Denmark	21.3%
Norway	21.0%
Finland	17.9%
United States of America	1.5%
United Kingdom	1.0%
Luxembourg	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Sweden	31.9%
Denmark	27.5%
Norway	17.4%
Finland	14.9%
United States of America	6.8%
United Kingdom	1.0%
Luxembourg	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	93.6
Short-Term Investments and Net Other Assets	1.5	6.4
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	8.7	7.8
Tandberg ASA (Norway, Electronic Equipment & Instruments)	5.3	3.9
DnB Holding ASA (Norway, Banks)	4.2	3.5
Danske Bank AS (Denmark, Banks)	4.1	3.9
Nobel Biocare AB (Sweden, Health Care Equipment & Supplies)	3.5	2.2
Svenska Handelsbanken AB (A Shares) (Sweden, Banks)	3.2	4.0
Kone Oyj (B Shares) (Finland, Machinery)	3.1	1.9
Coloplast AS Series B (Denmark, Health Care Equipment & Supplies)	2.9	2.9
Vestas Wind Systems AS (Denmark, Electrical Equipment)	2.7	4.0
Munters AB (Sweden, Machinery)	2.6	2.1
	40.3
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.9	24.7
Health Care	18.3	19.1
Information Technology	16.9	13.5
Financials	15.9	20.5
Consumer Discretionary	8.6	5.6
Energy	5.3	3.2
Materials	4.8	3.0
Consumer Staples	2.8	3.2
Telecommunication Services	0.0	0.8

Semiannual Report

Nordic

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (Note 1)
Denmark - 21.3%
Carlsberg AS Series B	12,300	$ 537,102
Coloplast AS Series B	39,300	2,808,605
Danske Bank AS	225,320	4,066,606
Group 4 Falck AS	11,435	1,340,780
H. Lundbeck AS	17,380	391,569
ISS AS (a)	20,685	1,033,536
NEG Micon AS (a)	72,350	2,594,038
Novo-Nordisk AS Series B	69,195	2,028,319
Novozymes AS Series B	75,934	1,582,016
Vestas Wind Systems AS	82,130	2,686,035
William Demant Holding AS (a)	71,925	1,938,456
TOTAL DENMARK		21,007,062
Finland - 17.9%
Amer Group PLC (A Shares)	28,900	880,732
Fortum Oyj	50,900	278,618
Huhtamaki Oyj	18,300	769,405
Instrumentarium Oyj	19,100	495,237
KCI Konecranes	27,235	823,861
Kone Oyj (B Shares)	32,700	3,094,124
Nokia Corp.	529,495	8,609,592
Orion-Yhtyma Oyj (B Shares)	6,800	159,173
Stora Enso Oyj (R Shares)	48,600	617,377
UPM-Kymmene Corp.	21,000	733,564
Uponor Oyj	1,200	25,388
Vacon Oyj	117,100	1,195,521
TOTAL FINLAND		17,682,592
Luxembourg - 0.1%
Metro International SA:
Swedish Depositary Receipt (A Shares) (a)	8,130	12,683
Swedish Depositary Receipt (B Shares) (a)	37,870	70,156
TOTAL LUXEMBOURG		82,839
Norway - 21.0%
Bolig- og Naeringsbanken SA	19,900	501,677
DnB Holding ASA	787,395	4,157,293
DSND Subsea ASA (a)	164,300	459,135
Ekornes AS	44,200	530,858
Gjensidige NOR Sparebank (primary capital certificate)	53,660	1,907,905
Kongsberg Gruppen ASA (a)	19,700	263,544
Nordlandsbanken AS	13,600	101,886
Norsk Hydro AS	51,900	2,551,984
Orkla AS (A Shares)	29,485	536,448
ProSafe ASA (a)	41,745	687,526
Schibsted AS (B Shares)	131,100	1,426,457
Statoil ASA	91,900	781,370
Tandberg ASA (a)	434,970	5,250,012
TGS Nopec Geophysical Co. ASA (a)	23,700	391,740
Tomra Systems AS	150,780	1,147,516
TOTAL NORWAY		20,695,351

	Shares	Value (Note 1)
Sweden - 37.2%
Assa Abloy AB (B Shares)	195,802	$ 2,539,114
Atlas Copco AB (B Shares)	33,900	756,918
Capio AB (a)	197,460	1,597,978
Electrolux AB (B Shares)	84,800	1,413,857
Eniro AB	64,800	505,450
Getinge AB (B Shares)	77,590	1,448,732
Hennes & Mauritz AB (H&M) (B Shares)	112,240	2,232,499
Hexagon AB (B Shares)	28,800	547,571
Karo Bio AB (a)	29,350	675,357
Lindex AB	26,500	475,420
Micronic Laser Systems AB (a)	34,925	555,057
Modern Times Group AB (MTG) (B Shares) (a)	51,600	925,723
Munters AB	123,580	2,614,697
Munters AB (c)	8,300	175,611
Nobel Biocare AB	57,760	3,418,451
Nordea AB	326,100	1,860,031
Observer AB	270,736	1,570,639
Observer AB New (a)	54,147	308,847
ORC Software AB	36,600	717,283
Perbio Science AB (a)	15,400	262,017
Q-Medical AB (a)	71,260	1,104,731
Readsoft AB (B Shares) (a)	388,556	568,275
Sectra AB (B Shares)	81,800	494,491
Securitas AB (B Shares)	98,925	1,842,269
SKF AB (B Shares)	43,400	1,068,476
Svenska Cellulosa AB (SCA) (B Shares)	29,900	1,017,443
Svenska Handelsbanken AB (A Shares)	206,916	3,137,170
Swedish Match Co.	225,100	1,777,764
Telefonaktiebolaget LM Ericsson AB (B Shares)	404,300	1,006,707
TOTAL SWEDEN		36,618,578
United Kingdom - 1.0%
AstraZeneca PLC (Sweden)	20,100	944,619
TOTAL COMMON STOCKS (Cost $84,501,262)		97,031,041
Money Market Funds - 32.1%
Fidelity Cash Central Fund, 1.85% (b)	2,921,609	2,921,609
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	28,668,606	28,668,606
TOTAL MONEY MARKET FUNDS (Cost $31,590,215)		31,590,215
TOTAL INVESTMENT PORTFOLIO - 130.6% (Cost $116,091,477)		128,621,256
NET OTHER ASSETS - (30.6)%		(30,134,166)
NET ASSETS - 100%		$ 98,487,090
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $175,611 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $58,184,476 and $61,025,529, respectively.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $120,626,167. Net unrealized appreciation aggregated $7,995,089, of which $22,191,673 related to appreciated investment securities and $14,196,584 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $16,400,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $27,536,607) (cost $116,091,477) - See accompanying schedule		$ 128,621,256
Foreign currency held at value (cost $1,630,643)		1,630,617
Receivable for investments sold		1,118,763
Receivable for fund shares sold		38,176
Dividends receivable		577,857
Interest receivable		2,863
Redemption fees receivable		4
Other receivables		23,083
Total assets		132,012,619
Liabilities
Payable to custodian bank	$ 5,820
Payable for investments purchased	4,651,720
Payable for fund shares redeemed	71,872
Accrued management fee	57,794
Other payables and accrued expenses	69,717
Collateral on securities loaned, at value	28,668,606
Total liabilities		33,525,529
Net Assets		$ 98,487,090
Net Assets consist of:
Paid in capital		$ 108,409,185
Undistributed net investment income		538,086
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,989,169)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,528,988
Net Assets, for 5,253,025 shares outstanding		$ 98,487,090
Net Asset Value and redemption price per share ($98,487,090 ÷ 5,253,025 shares)		$ 18.75
Maximum offering price per share (100/97.00 of $18.75)		$ 19.33

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 1,332,325
Interest		27,464
Security lending		66,421
		1,426,210
Less foreign taxes withheld		(199,849)
Total income		1,226,361
Expenses
Management fee	$ 369,290
Transfer agent fees	184,207
Accounting and security lending fees	31,316
Non-interested trustees' compensation	167
Custodian fees and expenses	45,100
Registration fees	9,621
Audit	28,582
Legal	318
Miscellaneous	868
Total expenses before reductions	669,469
Expense reductions	(25,763)	643,706
Net investment income (loss)		582,655
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,801,722)
Foreign currency transactions	12,968
Total net realized gain (loss)		(1,788,754)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,596,981
Assets and liabilities in foreign currencies	(7,304)
Total change in net unrealized appreciation (depreciation)		9,589,677
Net gain (loss)		7,800,923
Net increase (decrease) in net assets resulting from operations		$ 8,383,578
Other Information Sales charges paid to FDC		$ 13,179

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 582,655	$ 491,073
Net realized gain (loss)	(1,788,754)	(20,140,497)
Change in net unrealized appreciation (depreciation)	9,589,677	(44,925,387)
Net increase (decrease) in net assets resulting from operations	8,383,578	(64,574,811)
Distributions to shareholders from net investment income	(333,684)	(215,465)
Distributions to shareholders from net realized gain	-	(1,580,023)
Total distributions	(333,684)	(1,795,488)
Share transactions Net proceeds from sales of shares	5,326,158	16,335,819
Reinvestment of distributions	321,742	1,744,124
Cost of shares redeemed	(13,650,156)	(54,182,590)
Net increase (decrease) in net assets resulting from share transactions	(8,002,256)	(36,102,647)
Redemption fees	5,287	34,729
Total increase (decrease) in net assets	52,925	(102,438,217)
Net Assets
Beginning of period	98,434,165	200,872,382
End of period (including undistributed net investment income of $538,086 and undistributed net investment income of $291,883, respectively)	$ 98,487,090	$ 98,434,165
Other Information Shares
Sold	285,253	706,832
Issued in reinvestment of distributions	17,591	67,576
Redeemed	(736,256)	(2,475,319)
Net increase (decrease)	(433,412)	(1,700,911)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.31	$ 27.19	$ 22.49	$ 16.26	$ 15.94	$ 12.77
Income from Investment Operations
Net investment income (loss) D	.11	.07	.05	.07	.03	.10
Net realized and unrealized gain (loss)	1.39	(9.71)	5.10	6.14	1.46	3.19
Total from investment operations	1.50	(9.64)	5.15	6.21	1.49	3.29
Distributions from net investment income	(.06)	(.03)	(.06)	-	(.07)	(.05)
Distributions from net realized gain	-	(.22)	(.45)	-	(1.18)	(.10)
Total distributions	(.06)	(.25)	(.51)	-	(1.25)	(.15)
Redemption fees added to paid in capital D	-	.01	.06	.02	.08	.03
Net asset value, end of period	$ 18.75	$ 17.31	$ 27.19	$ 22.49	$ 16.26	$ 15.94
Total Return B, C,F	8.67%	(35.72)%	23.21%	38.31%	10.99%	26.24%
Ratios to Average Net Assets E
Expenses before expense reductions	1.32% A	1.26%	1.17%	1.27%	1.35%	1.42%
Expenses net of voluntary waivers, if any	1.32% A	1.26%	1.17%	1.27%	1.35%	1.42%
Expenses net of all reductions	1.27% A	1.20%	1.15%	1.23%	1.35%	1.42%
Net investment income (loss)	1.15% A	.34%	.18%	.37%	.20%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,487	$ 98,434	$ 200,872	$ 111,388	$ 101,858	$ 73,278
Portfolio turnover rate	119% A	88%	80%	70%	69%	74%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the sales charges. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pacific Basin

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	15.97%	-8.33%	19.17%	72.11%
Fidelity Pacific Basin (incl. 3.00% sales charge)	12.49%	-11.08%	15.60%	66.95%
MSCI AC Pacific Free	10.97%	-12.07%	-22.05%	11.76%
Pacific Region Funds Average	13.47%	-9.77%	-24.89%	38.69%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country Pacific Free Index - a market capitalization-weighted index of approximately 706 stocks traded in 15 Developed and Emerging Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 73 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-8.33%	3.57%	5.58%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-11.08%	2.94%	5.26%
MSCI AC Pacific Free	-12.07%	-4.86%	1.12%
Pacific Region Funds Average	-9.77%	-6.09%	3.00%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on April 30, 1992, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $16,695 - a 66.95% increase on the initial investment. For comparison, look at how the MSCI All Country Pacific Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,176 - an 11.76% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Pacific Basin

Fund Talk: The Manager's Overview

c(Portfolio Manager photograph)

An interview with William Kennedy, Portfolio Manager of Fidelity Pacific Basin Fund

Q. How did the fund perform, Bill?

A. It did well. For the six months ending April 30, 2002, the fund returned 15.97%, beating the 10.97% return of the Morgan Stanley Capital International (MSCI) All Country Pacific Free Index. The fund's return also compared favorably with the 13.47% return of the Pacific region funds average tracked by Lipper Inc. For the 12 months ending April 30, 2002, the fund returned -8.33%, versus -12.07% and -9.77% for the MSCI index and the Lipper average, respectively.

Q. Why did the fund outperform its benchmarks during the six-month period?

A. Most of our outperformance occurred early in the period. Following steep declines in global stock markets after the September 11 terrorist attacks, a number of high-quality growth stocks in the region were selling at bargain prices. I focused on purchasing globally competitive exporters - particularly in technology and auto manufacturing - as well as companies positioned to benefit from the stronger domestic economies, such as South Korea and Taiwan. Worldwide credit conditions continued to ease - especially in the United States - and a powerful rally developed, led by technology stocks. As the rally progressed, I took some technology money off the table and reinvested it in domestic economy plays.

Q. How did the valuations of Pacific Basin stocks compare with their rivals elsewhere in the world?

A. Overall, the best values were in Japan, which has many globally competitive exporters that traded at much lower valuations than their peers in the U.S. and Europe. The reason for these discrepancies is the moribund Japanese economy, which has been in or near recession for more than a decade. However, a recessionary environment did not keep a number of Japanese exporters from earning healthy profits during the period. The valuations in the rest of the region were generally not as compelling as Japan's, but were still quite attractive compared with Europe and especially the U.S., where even two years of sharply declining stock prices left valuations in the technology and telecommunications sectors high by historical standards.

Q. Which stocks did well during the period?

A. The top contributor was Samsung Electronics, the huge South Korean conglomerate that was the fund's fifth-largest holding at the end of the period. The company continued to manufacture DRAM (dynamic random access memory) at a significantly lower cost than its competitors while retaining a lower stock valuation than its global peers. In the first quarter of 2002, the company maintained attractive profit margins while most of its competitors lost money. Japanese automaker Nissan Motor was another holding that aided performance. Nissan benefited from its radical restructuring plan, which included cost cutting, upgrading manufacturing facilities and rolling out many highly rated new models. United Microelectronics, a Taiwanese manufacturer of custom semiconductors, responded positively to a pickup in orders and an extremely cheap share price valuation early in the period.

Q. Which stocks detracted from performance?

A. The two largest detractors were Japanese banks - Mizuho Holdings and Sumitomo Mitsui Banking. The banking sector in Japan fell victim to disappointment over the slow pace of reform after initially high expectations following the election of a reformist government in the spring of 2001. Another disappointment was consumer products company Kao - the Japanese equivalent of Proctor & Gamble - whose stock declined when deteriorating business conditions prompted lower earnings estimates for the company. Takeda Chemical, a Japanese pharmaceutical firm, was ignored by investors who sought out more aggressive ways to play the expected improvement in global economies.

Q. What's your outlook, Bill?

A. Given the Pacific Basin's dependence on export activity and the prospects for improving worldwide economic growth, I'm optimistic about the fund's outlook. With the large number of high-quality stocks selling at reasonable valuations - especially in Japan - there is little incentive for me to invest in anything but the region's top-tier companies. I'll attempt to maintain an attractive mix of the most competitive exporters and companies leveraged to the stronger domestic economies in the Pacific Basin.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers

Fund number: 302

Trading symbol: FPBFX

Start date: October 1, 1986

Size: as of April 30, 2002, more than $366 million

Manager: William Kennedy, since 1998; manager, Fidelity Advisor Japan Fund, since 2000; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

3

Semiannual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Japan	48.0%
Australia	12.2%
Hong Kong	9.0%
United States of America	8.8%
Korea (South)	8.6%
Taiwan	5.6%
Singapore	2.8%
India	1.8%
Malaysia	1.8%
Other	1.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Japan	54.6%
Australia	12.2%
Hong Kong	8.2%
United States of America	6.9%
Korea (South)	6.4%
Taiwan	4.9%
Singapore	2.2%
India	1.8%
Malaysia	1.1%
Other	1.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.4	93.1
Short-Term Investments and Net Other Assets	8.6	6.9
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	2.8	3.5
Nissan Motor Co. Ltd. (Japan, Automobiles)	2.4	1.8
Canon, Inc. (Japan, Office Electronics)	2.2	1.1
Nomura Holdings, Inc. (Japan, Diversified Financials)	2.2	2.2
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	2.1	1.0
Sony Corp. (Japan, Household Durables)	2.0	0.7
Honda Motor Co. Ltd. (Japan, Automobiles)	1.9	0.3
Takeda Chemical Industries Ltd. (Japan, Pharmaceuticals)	1.9	2.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	1.8	2.0
News Corp. Ltd. (Australia, Media)	1.6	1.8
	20.9
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.8	18.8
Financials	24.2	27.7
Information Technology	21.1	18.7
Industrials	5.5	5.1
Health Care	4.8	8.3
Materials	3.4	2.6
Consumer Staples	3.2	5.6
Telecommunication Services	2.5	4.8
Energy	0.6	0.5
Utilities	0.3	1.0

Semiannual Report

Pacific Basin

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (Note 1)
Australia - 12.2%
AMP Ltd.	378,146	$ 3,743,742
Australia & New Zealand Banking Group Ltd.	327,000	3,341,248
BHP Billiton Ltd.	574,685	3,341,322
Billabong International Ltd.	403,500	1,846,406
Brambles Industries Ltd.	144,308	781,543
BRL Hardy Ltd.	361,661	1,888,592
Coles Myer Ltd.	348,200	1,428,395
Fosters Group Ltd.	574,969	1,464,098
Harvey Norman Holdings Ltd.	651,500	1,143,396
John Fairfax Holdings Ltd.	440,300	843,846
Macquarie Bank Ltd.	54,500	956,486
National Australia Bank Ltd.	175,445	3,282,166
News Corp. Ltd.	859,286	5,666,989
Perpetual Trustees Australia Ltd.	128,200	3,091,938
Publishing & Broadcasting Ltd.	261,341	1,274,678
QBE Insurance Group Ltd.	423,586	1,666,954
Rio Tinto Ltd.	137,100	2,664,461
Telstra Corp. Ltd.	614,104	1,682,769
Westfield Holdings Ltd.	180,800	1,569,992
Westpac Banking Corp.	341,700	2,987,416
TOTAL AUSTRALIA		44,666,437
China - 0.3%
Huaneng Power International, Inc. (H Shares)	1,226,000	911,746
Hong Kong - 9.0%
ASM Pacific Technology Ltd.	1,214,500	3,223,468
Cathay Pacific Airways Ltd.	572,000	990,114
China Mobile (Hong Kong) Ltd. (a)	748,000	2,484,856
CNOOC Ltd.	1,803,500	2,381,820
Esprit Holdings Ltd.	1,446,000	2,781,090
Hang Seng Bank Ltd.	249,000	2,849,463
Hong Kong Exchanges & Clearing Ltd.	1,380,000	2,459,515
Hutchison Whampoa Ltd.	443,700	3,897,046
Johnson Electric Holdings Ltd.	1,343,000	2,031,952
Kowloon Motor Bus Holdings Ltd.	270,400	1,362,557
Li & Fung Ltd.	364,000	583,401
Sun Hung Kai Properties Ltd.	347,000	3,025,477
Swire Pacific Ltd. (A Shares)	106,500	637,708
Television Broadcasts Ltd.	610,000	3,011,245
Vtech Holdings Ltd. (a)	970,000	1,125,579
TOTAL HONG KONG		32,845,291
India - 1.8%
Dr. Reddy's Laboratories Ltd.	100,438	2,051,148
Hero Honda Motors Ltd.	115,100	835,786
Housing Development Finance Corp. Ltd.	85,051	1,130,450
Ranbaxy Laboratories Ltd.	154,900	2,691,201
TOTAL INDIA		6,708,585
Indonesia - 0.2%
PT Telkomunikasi Indonesia Tbk	1,783,500	801,572

	Shares	Value (Note 1)
Japan - 48.0%
Advantest Corp.	32,700	$ 2,352,792
Aeon Credit Service Ltd.	30,400	1,790,044
Asahi National Broadcasting Co.	884	1,684,661
Bandai Co. Ltd.	41,000	1,256,534
Bridgestone Corp.	133,000	1,873,545
Canon, Inc.	209,000	8,121,740
Credit Saison Co. Ltd.	138,600	3,255,849
CSK Corp.	24,200	720,955
Daiichi Pharmaceutical Co. Ltd.	142,000	2,766,879
Daiwa Securities Group, Inc.	497,000	3,405,857
Disco Corp.	19,700	1,230,484
Don Quijote Co. Ltd.	18,600	1,446,795
Fuji Photo Film Co. Ltd.	88,000	2,792,782
Fujitsu Ltd.	198,000	1,570,940
Funai Electric Co. Ltd.	14,400	1,518,855
Heiwa Corp.	67,000	992,805
Hitachi Chemical Co. Ltd.	206,500	2,608,556
Hitachi Information Systems Co. Ltd.	27,700	838,153
Honda Motor Co. Ltd.	153,300	6,956,754
Hoya Corp.	56,000	4,164,281
Ines Corp.	80,700	588,804
Ito-Yokado Co. Ltd.	65,000	3,200,451
JAFCO Co. Ltd.	44,600	3,555,927
Japan Medical Dynamic Marketing, Inc.	36,300	1,064,491
Kao Corp.	127,000	2,479,543
Kappa Create Co. Ltd.	14,900	844,905
Kissei Pharmaceutical Co. Ltd.	75,000	1,030,258
Konami Corp.	94,900	2,391,693
Kyocera Corp.	35,000	2,379,434
Mitsubishi Electric Corp.	292,000	1,358,245
Mitsubishi Tokyo Finance Group, Inc. (MTFG)	234	1,628,640
Mizuho Holdings, Inc.	891	1,857,405
Murata Manufacturing Co. Ltd.	45,400	2,871,048
Nichicon Corp.	112,700	1,501,673
Nikko Cordial Corp.	547,000	2,467,797
Nikon Corp.	81,000	1,056,604
Nintendo Co. Ltd.	24,900	3,486,310
Nippon Express Co. Ltd.	85,000	369,594
Nissan Motor Co. Ltd.	1,112,000	8,662,480
Nitto Denko Corp.	79,000	2,599,331
Nomura Holdings, Inc.	581,000	8,089,530
NTT DoCoMo, Inc.	44	111,232
NTT DoCoMo, Inc. New (a)	176	447,666
Okumura Corp.	461,000	1,168,995
Omron Corp.	131,000	1,968,668
ORIX Corp.	53,300	4,415,409
Ricoh Co. Ltd.	191,000	3,558,222
Rohm Co. Ltd.	29,700	4,424,043
Sharp Corp.	107,000	1,482,320
Shin-Etsu Chemical Co. Ltd.	70,500	2,900,941
Shinko Electric Industries Co.Ltd.	38,800	1,053,298
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
SMC Corp.	10,600	$ 1,268,108
Sony Corp.	132,700	7,192,340
Sumitomo Bakelite Co. Ltd.	341,000	2,599,409
Sumitomo Mitsui Banking Corp.	642,000	2,856,440
Sumitomo Trust & Banking Ltd.	229,000	1,026,011
Takeda Chemical Industries Ltd.	158,000	6,906,969
THK Co. Ltd.	180,900	3,588,169
Tokyo Electron Ltd.	58,300	4,190,199
Tokyo Style Co. Ltd.	47,000	419,695
Toshiba Corp.	349,000	1,626,097
Toyota Motor Corp.	373,300	10,234,024
UMC Japan (a)	140	1,546,360
Uni-Charm Corp.	42,700	1,119,314
Yamada Denki Co. Ltd.	22,700	1,744,524
Yasuda Fire & Marine Insurance Co. Ltd.	215,000	1,195,745
Yokogawa Electric Corp.	245,000	2,031,503
TOTAL JAPAN		175,909,125
Korea (South) - 8.6%
Hana Bank	181,896	2,384,827
Humax Co. Ltd.	33,100	1,190,213
Hyundai Department Store Co. Ltd.	53,700	1,695,570
Hyundai Mobis	132,700	3,263,451
Hyundai Motor Co. Ltd.	84,730	3,155,189
Kookmin Bank	81,376	3,718,421
Pacific Corp.	19,400	2,250,038
Samsung Electro-Mechanics Co. Ltd.	14,100	833,530
Samsung Electronics Co. Ltd.	26,460	7,841,519
Shinsegae Co. Ltd.	9,680	1,610,830
SK Telecom Co. Ltd.	18,500	3,609,580
TOTAL KOREA (SOUTH)		31,553,168
Malaysia - 1.8%
British American Tobacco (Malaysia) BHD	124,000	1,158,421
Hong Leong Bank BHD	274,000	389,368
Malayan Banking BHD	330,000	798,947
Public Bank BHD (For. Reg.)	929,000	958,337
Resorts World BHD	532,000	1,470,000
Tanjong PLC	643,000	1,810,553
TOTAL MALAYSIA		6,585,626
New Zealand - 0.6%
The Warehouse Group Ltd.	628,300	2,069,831
Singapore - 2.8%
CapitaLand Ltd.	685,000	656,423
Chartered Semiconductor Manufacturing Ltd. (a)	309,000	779,413
Great Eastern Holdings Ltd.	316,000	1,966,570
Keppel Land Ltd.	445,000	394,575
Oversea-Chinese Banking Corp. Ltd.	241,000	1,725,458

	Shares	Value (Note 1)
Singapore Press Holdings Ltd.	95,000	$ 1,177,200
United Overseas Bank Ltd.	326,675	2,590,731
Venture Manufacturing (Singapore) Ltd.	116,000	1,086,053
TOTAL SINGAPORE		10,376,423
Taiwan - 5.6%
Asustek Computer, Inc.	197,500	714,919
ChinaTrust Commercial Bank	3,458,000	3,062,031
Fubon Financial Holding Co. Ltd. (a)	1,471,016	1,501,989
Sunplus Technology Co. Ltd.	511,000	1,768,676
Taiwan Semiconductor Manufacturing Co. Ltd.	2,551,040	6,438,304
United Microelectronics Corp.	3,044,865	4,654,683
Yuanta Core Pacific Securities Co. Ltd. (a)	2,991,700	2,217,672
TOTAL TAIWAN		20,358,274
Thailand - 0.3%
Siam Cement PCL (For. Reg.)	43,900	994,843
TelecomAsia Corp. PCL (a)	1	0
TelecomAsia Corp. PCL rights 4/30/08	206,113	0
TOTAL THAILAND		994,843
United States of America - 0.2%
Resmed, Inc. unit (a)	220,638	807,707
TOTAL COMMON STOCKS (Cost $299,460,389)		334,588,628
Money Market Funds - 7.0%

Fidelity Cash Central Fund, 1.85% (b)	21,764,856	21,764,856
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	3,955,394	3,955,394
TOTAL MONEY MARKET FUNDS (Cost $25,720,250)		25,720,250
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $325,180,639)		360,308,878
NET OTHER ASSETS - 1.6%		5,971,419
NET ASSETS - 100%		$ 366,280,297
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $193,527,787 and $191,257,491, respectively.
The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $1,413,305.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $328,498,829. Net unrealized appreciation aggregated $31,810,049, of which $59,916,139 related to appreciated investment securities and $28,106,090 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $63,443,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,248,331) (cost $325,180,639) - See accompanying schedule		$ 360,308,878
Foreign currency held at value (cost $6,535,613)		6,560,115
Receivable for investments sold		8,290,573
Receivable for fund shares sold		748,190
Dividends receivable		707,593
Interest receivable		30,009
Redemption fees receivable		1,084
Other receivables		86,174
Total assets		376,732,616
Liabilities
Payable for investments purchased	$ 5,603,101
Payable for fund shares redeemed	402,399
Accrued management fee	304,816
Other payables and accrued expenses	186,609
Collateral on securities loaned, at value	3,955,394
Total liabilities		10,452,319
Net Assets		$ 366,280,297
Net Assets consist of:
Paid in capital		$ 418,906,244
Accumulated net investment (loss)		(1,677,274)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,125,907)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,177,234
Net Assets, for 24,128,870 shares outstanding		$ 366,280,297
Net Asset Value and redemption price per share ($366,280,297 ÷ 24,128,870 shares)		$ 15.18
Maximum offering price per share (100/97.00 of $15.18)		$ 15.65

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 2,063,294
Interest		161,992
Security lending		34,643
		2,259,929
Less foreign taxes withheld		(205,588)
Total income		2,054,341
Expenses
Management fee Basic fee	$ 1,223,513
Performance adjustment	516,452
Transfer agent fees	600,973
Accounting and security lending fees	102,121
Non-interested trustees' compensation	727
Custodian fees and expenses	129,934
Registration fees	15,524
Audit	39,014
Legal	1,092
Miscellaneous	5,935
Total expenses before reductions	2,635,285
Expense reductions	(14,868)	2,620,417
Net investment income (loss)		(566,076)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(17,457,555)
Foreign currency transactions	64,742
Total net realized gain (loss)		(17,392,813)
Change in net unrealized appreciation (depreciation) on: Investment securities	66,949,317
Assets and liabilities in foreign currencies	41,528
Total change in net unrealized appreciation (depreciation)		66,990,845
Net gain (loss)		49,598,032
Net increase (decrease) in net assets resulting from operations		$ 49,031,956
Other Information
Sales charges paid to FDC		$ 35,517
Deferred sales charges withheld by FDC		$ 2,857

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (566,076)	$ (436,529)
Net realized gain (loss)	(17,392,813)	(63,267,030)
Change in net unrealized appreciation (depreciation)	66,990,845	(83,658,563)
Net increase (decrease) in net assets resulting from operations	49,031,956	(147,362,122)
Distributions to shareholders from net investment income	-	(26,811,105)
Distributions to shareholders from net realized gain	-	(5,605,958)
Total distributions	-	(32,417,063)
Share transactions Net proceeds from sales of shares	70,452,915	117,154,584
Reinvestment of distributions	-	31,495,679
Cost of shares redeemed	(57,020,816)	(182,738,873)
Net increase (decrease) in net assets resulting from share transactions	13,432,099	(34,088,610)
Redemption fees	144,222	770,666
Total increase (decrease) in net assets	62,608,277	(213,097,129)
Net Assets
Beginning of period	303,672,020	516,769,149
End of period (including accumulated net investment loss of $1,677,274 and distributions in excess of net investment income of $1,111,198, respectively)	$ 366,280,297	$ 303,672,020
Other Information Shares
Sold	4,990,799	7,290,750
Issued in reinvestment of distributions	-	1,759,535
Redeemed	(4,061,133)	(11,288,313)
Net increase (decrease)	929,666	(2,238,028)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 13.09	$ 20.32	$ 22.48	$ 11.89	$ 13.41	$ 14.65
Income from Investment Operations
Net investment income (loss) D	(.02)	(.02)	(.10)	(.04)	(.02)	(.01)
Net realized and unrealized gain (loss)	2.10	(5.91)	(1.86)	10.62	(1.26)	(1.16)
Total from investment operations	2.08	(5.93)	(1.96)	10.58	(1.28)	(1.17)
Distributions from net investment income	-	(1.10)	-	-	-	(.01)
Distributions in excess of net investment income	-	-	(.28)	(.02)	(.25)	(.07)
Distributions from net realized gain	-	(.23)	-	-	-	-
Total distributions	-	(1.33)	(.28)	(.02)	(.25)	(.08)
Redemption fees added to paid in capital D	.01	.03	.08	.03	.01	.01
Net asset value, end of period	$ 15.18	$ 13.09	$ 20.32	$ 22.48	$ 11.89	$ 13.41
Total Return B, C, F	15.97%	(30.79)%	(8.61)%	89.36%	(9.52)%	(7.97)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.57% A	1.48%	1.25%	1.37%	1.73%	1.32%
Expenses net of voluntary waivers, if any	1.57% A	1.48%	1.25%	1.37%	1.73%	1.32%
Expenses net of all reductions	1.56% A	1.45%	1.22%	1.36%	1.72%	1.31%
Net investment income (loss)	(.34)% A	(.11)%	(.42)%	(.24)%	(.16)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,280	$ 303,672	$ 516,769	$ 659,881	$ 195,464	$ 239,517
Portfolio turnover rate	122% A	123%	144%	101%	57%	42%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the sales charges. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Southeast Asia

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	39.72%	12.42%	-7.73%	36.05%
Fidelity Southeast Asia (incl. 3.00% sales charge)	35.53%	9.04%	-10.50%	31.97%
MSCI AC Far East Free ex-Japan	40.98%	14.86%	-35.60%	6.41%
Pacific Region ex-Japan Funds Average	36.00%	13.42%	-21.15%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country (MSCI AC) Far East Free ex-Japan Index - a market capitalization-weighted index of over 375 stocks traded in 11 Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 71 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	12.42%	-1.60%	3.47%
Fidelity Southeast Asia (incl. 3.00% sales charge)	9.04%	-2.19%	3.12%
MSCI AC Far East Free ex-Japan	14.86%	-8.43%	0.69%
Pacific Region ex-Japan Funds Average	13.42%	-5.34%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2002, the value of the investment would have grown to $13,197 - a 31.97% increase on the initial investment. For comparison, look at how the MSCI AC Far East Free ex-Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,641 - a 6.41% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Southeast Asia

Fund Talk: The Manager's Overview

c(Portfolio Manager photograph)

An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia Fund

Q. How did the fund perform, Allan?

A. For the six months ending April 30, 2002, the fund returned 39.72%, slightly lagging the 40.98% return of the Morgan Stanley Capital International (MSCI) All Country Far East Free ex-Japan Index. The fund outperformed the Lipper Inc. Pacific region ex-Japan funds average, which returned 36.00%. For the 12 months ending April 30, 2002, the fund returned 12.42%, slightly trailing the 14.86% return of the MSCI index and the 13.42% return of the Lipper average.

Q. What factors influenced the fund's performance during the six-month period?

A. Mirroring the activity of U.S. stock markets, Southeast Asian stocks experienced a powerful rally in the fourth quarter of 2001 following the steep decline resulting from September 11. Although I initially positioned the fund defensively in the wake of the terrorist attacks, I began to increase our technology weighting in November, and by the end of the year the fund carried an overweighting in tech, which helped our performance. In addition, I favored stocks that could benefit from the region's stronger domestic economies, such as South Korea. The South Korean economy weathered the worldwide slowdown relatively well, and recent forecasts for growth in its GDP, or gross domestic product, during 2002 were in the 5% to 6% range, well above projected growth rates for the U.S.

Q. What evidence did you see of improving business conditions in the region?

A. The companies I talked with recently had a more upbeat attitude about the order flow they were seeing from their customers. Last year, customers would often scale back an order several times from the initial levels they had discussed. That was not happening nearly as much as the period progressed. Another piece of evidence came from the rising cargo volume for Singapore Airlines during the period. Since Singapore is an important place for the shipment of semiconductors, this data - when viewed in the context of other information supporting the same conclusion - suggested improving semiconductor demand.

Q. Which holdings contributed to the fund's performance?

A. The top contributor by far was South Korean conglomerate Samsung Electronics, also the fund's largest holding. The market price for DRAM (dynamic random access memory), which used to be the company's main business, improved significantly during the period. Furthermore, the company now derives substantial revenues from manufacturing cellular handsets and flat screen monitors, and has been gaining market share in those areas. A second positive contributor was South Korea-based Kookmin Bank. Private banks such as Kookmin gained market share versus government-owned banks during the period, and Kookmin also merged with Housing & Commercial Bank to form one of the largest banks in Asia. Finally, Taiwan Semiconductor, one of the largest makers of integrated circuits in the world, benefited from continued outsourcing from the U.S. and Europe, and from its position as the lowest cost producer. The company continued to pick up outsourcing business from a number of customers who scaled back their internal production of integrated circuits.

Q. Which holdings detracted from performance?

A. Guoco Group, a Hong Kong investment holding company, was a defensive play that was overlooked by investors who sought out stocks that were considered more likely to benefit from a global economic recovery. Denway Motors, a Chinese auto manufacturing company, weakened due to increased competition from foreign car manufacturers on the heels of China's entry into the World Trade Organization. Another detractor was Hang Lung Properties, a Hong Kong property stock that languished due to sluggish property demand and a weak Hong Kong economy.

Q. What's your outlook, Allan?

A. Outsourcing is a trend that should continue to benefit Southeast Asian exporters, especially the top-tier companies that are globally competitive. I believe that favoring these companies is a prudent way to play the expected worldwide economic recovery, as they are likely to do well with even a minimal improvement in order flow. On the other hand, the second- and third-tier companies require a much more robust rebound in demand to remain competitive. In addition to globally competitive exporters, I plan to continue investing in high-quality domestic stocks of the region's more vibrant economies.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of Southeast Asian issuers

Fund number: 351

Trading symbol: FSEAX

Start date: April 19, 1993

Size: as of April 30, 2002, more than $349 million

Manager: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined Fidelity in 1987

3

Semiannual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2002
Korea (South)	36.8%
Hong Kong	23.0%
Taiwan	14.6%
Singapore	10.3%
Malaysia	5.7%
United States of America	5.5%
United Kingdom	2.0%
India	0.9%
Indonesia	0.5%
Other	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of October 31, 2001
Hong Kong	35.7%
Korea (South)	29.3%
Singapore	9.9%
Taiwan	9.0%
United States of America	6.5%
Malaysia	3.5%
United Kingdom	2.5%
China	1.7%
Thailand	1.1%
Other	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.5	93.5
Short-Term Investments and Net Other Assets	5.5	6.5
Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	8.1	4.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	5.0	3.8
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	3.9	7.5
United Microelectronics Corp. (Taiwan, Semiconductor Equipment & Products)	3.9	1.6
United Overseas Bank Ltd. (Singapore, Banks)	3.3	3.1
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	2.9	2.8
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	2.8	4.4
Kookmin Bank (Korea (South), Banks)	2.5	1.6
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	2.1	3.7
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Banks)	2.0	2.5
	36.5
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.1	34.8
Information Technology	27.4	13.9
Consumer Discretionary	14.7	10.0
Industrials	9.6	12.8
Consumer Staples	6.3	6.1
Telecommunication Services	4.0	9.5
Health Care	0.9	0.4
Materials	0.5	1.0
Utilities	0.0	3.1
Energy	0.0	1.9

Semiannual Report

Southeast Asia

Investments April 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1)
Cayman Islands - 0.1%
Convenience Retail Asia Ltd. (a)	1,500,000	$ 442,359
China - 0.1%
China Southern Airlines Ltd. (H Shares) (a)	1,000,000	336,577
Hong Kong - 23.0%
ASM Pacific Technology Ltd.	328,500	871,889
Cathay Pacific Airways Ltd.	1,520,000	2,631,073
Cheung Kong Holdings Ltd.	1,040,000	9,901,142
China Mobile (Hong Kong) Ltd. (a)	1,730,000	5,747,060
Denway Motors Ltd.	6,900,000	2,056,968
Fountain Set (Holdings) Ltd.	1,500,000	359,657
Guoco Group Ltd.	805,421	4,461,308
Hang Lung Properties Ltd.	200,000	224,385
Hang Seng Bank Ltd.	540,300	6,182,992
Henderson Land Development Co. Ltd.	980,000	4,774,910
Hong Kong Exchanges & Clearing Ltd.	1,300,000	2,316,934
Hutchison Whampoa Ltd.	1,557,700	13,681,380
i-CABLE Communications Ltd.	4,576,000	3,461,733
Johnson Electric Holdings Ltd.	1,400,000	2,118,193
Jusco Stores (Hong Kong) Co. Ltd.	1,000,000	448,770
Li & Fung Ltd.	1,542,000	2,471,439
Sun Hung Kai Properties Ltd.	1,160,310	10,116,690
Swire Pacific Ltd. (A Shares)	346,000	2,071,803
Tan Chong International Ltd.	4,059,000	676,578
Television Broadcasts Ltd.	248,000	1,224,244
Texwinca Holdings Ltd.	1,080,000	671,616
Tom.com Ltd. (a)	3,200,000	1,723,276
Wharf Holdings Ltd.	870,000	2,331,423
TOTAL HONG KONG		80,525,463
India - 0.9%
Ranbaxy Laboratories Ltd.	190,000	3,301,022
Indonesia - 0.5%
PT Hanjaya Mandala Sampoerna Tbk	2,100,000	983,145
PT Lippo Bank Tbk rights	36,000,000	0
PT Telkomunikasi Indonesia Tbk	1,480,000	665,168
TOTAL INDONESIA		1,648,313
Korea (South) - 32.9%
39Shopping Corp.	21,000	1,311,481
Actoz Soft Co. Ltd.	50,000	897,983
Cheil Communications, Inc.	16,500	2,240,108
Daegu Bank Co. Ltd. (a)	364,000	1,863,770
Daewoo Motor Sales Corp. (a)	255,000	1,547,013
Hana Bank	87,000	1,140,651
Handsome Co. Ltd.	117,000	836,881
Hite Brewery Co. Ltd.	17,500	984,290
Humax Co. Ltd.	84,000	3,020,480
Hyundai Department Store Co. Ltd.	176,000	5,557,175
Hyundai Mobis	45,000	1,106,672
Hyundai Motor Co. Ltd.	31,000	1,154,383
KEC Corp.	20,000	791,311

	Shares	Value (Note 1)
Keumkang Ltd.	12,130	$ 1,373,917
Kook Soon Dang Co. Ltd.	86,590	2,280,628
Kookmin Bank	190,590	8,708,882
Kookmin Credit Card Co. Ltd.	24,996	913,352
KorAm Bank Ltd. (a)	18,000	171,761
Korean Reinsurance Co. Ltd.	112,700	3,457,939
LG Ad, Inc.	123,000	1,541,078
LG Household & Health Care Ltd.	6,670	205,947
Locus Holdings, Inc.	48,000	709,387
Lotte Chilsung Beverage Co. Ltd.	7,500	4,276,570
Lotte Confectionery Co. Ltd.	6,000	3,025,600
Lotte Samkang Co. Ltd.	20,000	2,435,996
NCsoft Corp.	6,000	1,047,323
Pacific Corp.	30,130	3,494,518
POSCO	5,000	498,448
Pulmuone Co. Ltd.	37,000	795,112
Samsung Electro-Mechanics Co. Ltd.	65,000	3,842,513
Samsung Electronics Co. Ltd.	95,054	28,169,606
Samsung Fine Chemicals Co. Ltd.	60,000	856,478
Samsung Fire & Marine Insurance Co. Ltd.	68,000	4,615,980
Samsung Securities Co. Ltd. (a)	49,000	1,653,607
Seoul Securities Co.	366,000	1,712,164
Shinhan Financial Group Co. Ltd.	117,680	1,597,672
Shinsegae Co. Ltd.	28,850	4,800,872
SK Telecom Co. Ltd.	37,000	7,219,160
STX Corp. (a)	160,000	726,144
Taegu Department Store Co.	100,256	1,368,895
You Eal Electronics Co. Ltd.	47,200	904,453
TOTAL KOREA (SOUTH)		114,856,200
Malaysia - 5.7%
Affin Holdings BHD	1,200,000	464,211
British American Tobacco (Malaysia) BHD	66,000	616,579
Commerce Asset Holding BHD	849,000	2,044,303
DRB-Hicom BHD	500,000	384,211
Gamuda BHD	480,000	802,105
IJM Corp. BHD	740,000	1,061,316
Industrial Oxygen, Inc. BHD	700,000	1,178,947
Malayan Banking BHD	870,000	2,106,316
Malaysia Airports Holdings BHD	1,573,000	993,474
Malaysian Pacific Industries BHD	370,000	2,142,105
Malaysian Resources Corp. BHD (a)	750,000	341,447
Mesiniaga BHD	480,000	720,000
New Straits Times Press BHD	589,000	1,030,750
OYL Industries BHD	130,000	735,526
Perusahaan Otomobile Nasional BHD	107,000	318,184
Public Bank BHD (For. Reg.)	2,000,000	2,063,158
Resorts World BHD	140,000	386,842
Road Builder (M) Holdings BHD	760,000	1,240,000
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Tanjong PLC	340,000	$ 957,368
Unisem (M) BHD	120,000	442,105
TOTAL MALAYSIA		20,028,947
Singapore - 10.3%
Amtek Engineering Ltd.	600,000	322,181
CapitaLand Ltd.	1,140,000	1,092,441
Chartered Semiconductor Manufacturing Ltd. (a)	1,260,000	3,178,191
City Developments Ltd.	550,000	1,878,012
DBS Group Holdings Ltd.	305,605	2,356,310
Great Eastern Holdings Ltd.	205,000	1,275,781
Oversea-Chinese Banking Corp. Ltd.	469,000	3,357,841
Sembcorp Industries Ltd.	1,244,000	1,075,633
Sembcorp Industries Ltd. warrants 2/28/03 (a)(c)	622,000	39,394
Singapore Airlines Ltd.	430,000	3,315,434
Singapore Press Holdings Ltd.	282,076	3,495,366
Singapore Technologies Engineering Ltd.	856,175	990,207
ST Assembly Test Services Ltd. (a)	770,000	1,221,313
United Overseas Bank Ltd.	1,440,280	11,422,295
Want Want Holdings Ltd.	500,000	965,000
TOTAL SINGAPORE		35,985,399
Taiwan - 14.6%
Accton Technology Corp. (a)	640,000	1,550,620
Ambit Microsystems Corp.	320,000	1,449,091
Asustek Computer, Inc.	737,140	2,668,332
ChinaTrust Commercial Bank	1,000,000	885,492
Eva Airways Corp.	2,600,000	884,915
Fubon Financial Holding Co. Ltd. (a)	1,380,000	1,409,057
Hon Hai Precision Industries Co. Ltd.	379,772	1,664,994
Macronix International Co. Ltd.	1,600,000	1,246,034
Nien Made Enterprise Co. Ltd. (a)	550,000	951,832
Quanta Computer, Inc.	262,500	885,852
Realtek Semiconductor Corp.	230,000	1,081,338
Sunplus Technology Co. Ltd.	600,000	2,076,723
Taiwan Semiconductor Manufacturing Co. Ltd.	6,861,644	17,317,388
Test-Rite International Co. Ltd.	1,030,000	825,901
United Microelectronics Corp.	8,856,331	13,538,666
Winbond Electronics Corp.	950,000	671,330
Yageo Corp.	2,340,000	1,943,813
TOTAL TAIWAN		51,051,378
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	140,400	142,851
BEC World PCL (For. Reg.)	118,000	709,446
National Petrochemical PCL (For. Reg.)	680,000	731,183
TOTAL THAILAND		1,583,480

	Shares	Value (Note 1)
United Kingdom - 2.0%
HSBC Holdings PLC (Hong Kong) (Reg.)	574,350	$ 6,893,349
TOTAL COMMON STOCKS (Cost $234,398,259)		316,652,487
Preferred Stocks - 3.9%

Convertible Preferred Stocks - 0.1%
Korea (South) - 0.1%
Shinsegae Co. Ltd.	3,000	356,090
Nonconvertible Preferred Stocks - 3.8%
Korea (South) - 3.8%
Daishin Securities Co. Ltd.	200,000	1,442,979
Hyundai Motor Co. Ltd.	460,000	6,334,366
Samsung Electronics Co. Ltd.	29,970	4,510,612
Samsung Fire & Marine Insurance Co. Ltd.	36,000	935,609
TOTAL KOREA (SOUTH)		13,223,566
TOTAL PREFERRED STOCKS (Cost $8,123,795)		13,579,656
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 1.85% (b) (Cost $18,693,621)	18,693,621	18,693,621
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $261,215,675)		348,925,764
NET OTHER ASSETS - 0.1%		398,540
NET ASSETS - 100%		$ 349,324,304
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $39,394 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $200,721,013 and $147,228,203, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $261,500,804. Net unrealized appreciation aggregated $87,424,960, of which $91,116,288 related to appreciated investment securities and $3,691,328 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approx-
imately $122,419,000 of which $92,704,000, $324,000 and $29,391,000 will expire on October 31, 2006, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $261,215,675) - See accompanying schedule		$ 348,925,764
Foreign currency held at value (cost $3,652,662)		3,655,107
Receivable for investments sold		2,990,071
Receivable for fund shares sold		2,343,517
Dividends receivable		259,996
Interest receivable		17,353
Redemption fees receivable		3,624
Other receivables		49,532
Total assets		358,244,964
Liabilities
Payable for investments purchased	$ 7,884,740
Payable for fund shares redeemed	571,488
Accrued management fee	262,894
Other payables and accrued expenses	201,538
Total liabilities		8,920,660
Net Assets		$ 349,324,304
Net Assets consist of:
Paid in capital		$ 369,251,798
Undistributed net investment income		496,395
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,136,580)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,712,691
Net Assets, for 27,550,515 shares outstanding		$ 349,324,304
Net Asset Value and redemption price per share ($349,324,304 ÷ 27,550,515 shares)		$ 12.68
Maximum offering price per share (100/97.00 of $12.68)		$ 13.07

Statement of Operations

	Six months ended April 30, 2002 (Unaudited)
Investment Income
Dividends		$ 2,576,860
Special dividend from HKCB Bank Holding Co. Ltd.		358,840
Interest		84,923
Security lending		489
		3,021,112
Less foreign taxes withheld		(309,718)
Total income		2,711,394
Expenses
Management fee Basic fee	$ 1,024,432
Performance adjustment	337,099
Transfer agent fees	430,528
Accounting and security lending fees	85,009
Non-interested trustees' compensation	761
Custodian fees and expenses	191,149
Registration fees	19,735
Audit	29,329
Legal	663
Miscellaneous	5,343
Total expenses before reductions	2,124,048
Expense reductions	(26,333)	2,097,715
Net investment income (loss)		613,679
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	14,987,266
Foreign currency transactions	(65,718)
Total net realized gain (loss)		14,921,548
Change in net unrealized appreciation (depreciation) on: Investment securities	69,196,303
Assets and liabilities in foreign currencies	(111)
Total change in net unrealized appreciation (depreciation)		69,196,192
Net gain (loss)		84,117,740
Net increase (decrease) in net assets resulting from operations		$ 84,731,419
Other Information Sales charges paid to FDC		$ 109,791

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended April 30, 2002 (Unaudited)	Year ended October 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 613,679	$ 624,500
Net realized gain (loss)	14,921,548	(25,790,740)
Change in net unrealized appreciation (depreciation)	69,196,192	(37,624,824)
Net increase (decrease) in net assets resulting from operations	84,731,419	(62,791,064)
Distributions to shareholders from net investment income	(685,214)	-
Share transactions Net proceeds from sales of shares	106,409,983	63,723,729
Reinvestment of distributions	658,925	-
Cost of shares redeemed	(47,932,823)	(86,213,031)
Net increase (decrease) in net assets resulting from share transactions	59,136,085	(22,489,302)
Redemption fees	130,414	293,476
Total increase (decrease) in net assets	143,312,704	(84,986,890)
Net Assets
Beginning of period	206,011,600	290,998,490
End of period (including undistributed net investment income of $496,395 and undistributed net investment income of $567,930, respectively)	$ 349,324,304	$ 206,011,600
Other Information Shares
Sold	8,998,574	5,719,654
Issued in reinvestment of distributions	59,523	-
Redeemed	(4,148,665)	(7,856,600)
Net increase (decrease)	4,909,432	(2,136,946)

Financial Highlights

	Six months ended April 30, 2002	Years ended October 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.10	$ 11.74	$ 12.15	$ 8.13	$ 9.55	$ 14.69
Income from Investment Operations
Net investment income (loss) E	.03 H	.03	(.04)	.03	.09	.04 F
Net realized and unrealized gain (loss)	3.57	(2.68)	(.38)	3.97	(1.48)	(4.62)
Total from investment operations	3.60	(2.65)	(.42)	4.00	(1.39)	(4.58)
Distributions from net investment income	(.03)	-	(.02)	(.02)	(.05)	(.10)
Distributions in excess of net investment income	-	-	-	-	-	(.07)
Distributions from net realized gain	-	-	-	-	-	(.40)
Total distributions	(.03)	-	(.02)	(.02)	(.05)	(.57)
Redemption fees added to paid in capital E	.01	.01	.03	.04	.02	.01
Net asset value, end of period	$ 12.68	$ 9.10	$ 11.74	$ 12.15	$ 8.13	$ 9.55
Total Return B, C, D	39.72%	(22.49)%	(3.24)%	49.80%	(14.44)%	(32.48)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.51% A	1.55%	1.37%	1.46%	1.83%	1.32%
Expenses net of voluntary waivers, if any	1.51% A	1.55%	1.37%	1.46%	1.83%	1.32%
Expenses net of all reductions	1.49% A	1.52%	1.35%	1.43%	1.79%	1.32%
Net investment income (loss)	.44% A	.24%	(.23)%	.28%	1.07%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,324	$ 206,012	$ 290,998	$ 360,682	$ 223,339	$ 278,847
Portfolio turnover rate	110% A	91%	88%	93%	95%	141%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FInvestment income per share reflects a special dividend which amounted to $.02 per share. GExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H Investment income per share reflects a special dividend from HKCB Bank Holding Co. Ltd. which amounted to $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Small Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss) based on securities held by the funds on November 1, 2001:

Fund	Cost of Securities/Accumulated gain (loss)
Fidelity Europe Fund	785,403

The effect of this change during the period resulted in an increase or (decrease) in net investment income (loss) , net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Fund	Net investment income (loss)	Net unrealized appreciation (depreciation)	Net realized gain (loss)
Fidelity Europe Fund	$ 993,230	$ (993,230)	$ -

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of ±.20% of each applicable fund's average net assets over a 36 month performance period.) The upward, or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's annualized management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable, was as follows:

	Individual Rate	Group Rate	Total
Canada	.45%	.28%	.94%
China Region	.45%	.28%	.73%
Emerging Markets	.45%	.28%	.73%
Europe	.45%	.28%	.73%
Europe Capital Appreciation	.45%	.28%	.99%
Japan	.45%	.28%	1.13%
Japan Smaller Companies	.45%	.28%	.73%
Latin America	.45%	.28%	.73%
Nordic	.45%	.28%	.73%
Pacific Basin	.45%	.28%	1.04%
Southeast Asia	.45%	.28%	.97%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a sales charge of up to 3% for selling shares of each fund except Europe and Europe Capital Appreciation. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Canada	.32%
China Region	.34%
Emerging Markets	.42%
Europe	.28%
Europe Capital Appreciation	.26%
Japan	.34%
Japan Smaller Companies	.33%
Latin America	.34%
Nordic	.36%
Pacific Basin	.36%
Southeast Asia	.31%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Canada	25,820
China Region	86,908
Emerging Markets	93,506
Europe	199,804
Europe Capital Appreciation	203,167
Japan	40,485
Japan Smaller Companies	62,539
Latin America	50,653
Nordic	27,460
Pacific Basin	148,854
Southeast Asia	76,899

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds expenses. In addition, through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction

Canada	$ 27,498	$ -	$ 66
China Region	3,657	-	-
Emerging Markets	18,598	757	267
Europe	304,838	1,144	-
Europe Capital Appreciation	74,360	477	-
Japan	209	-	-
Japan Smaller Companies	26,673	12	-
Latin America	2,399	1,935	-
Nordic	25,763	-	-
Pacific Basin	13,069	-	1,799
Southeast Asia	26,313	20	-

Semiannual Report

8. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Japan Smaller Companies	20	-	-

At the end of the period, the Fidelity Freedom 2020 Fund, managed by Strategic Advisers, Inc., an affiliate of FMR, was the owner of record of approximately 11% of the total outstanding shares of Fidelity Europe Fund. In addition, the Fidelity Freedom funds, in the aggregate, were owners of record of approximately 28% and 26%, respectively of the outstanding shares of Fidelity Europe Fund and Fidelity Japan Fund.

9. Litigation.

The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+x®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP61

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(fidelity_logo)(registered trademark)

P.O. Box 193

Boston, MA 02101

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TIF-SANN-0602 156938
1.703611.104

Printed on Recycled Paper